As filed with the Securities and Exchange Commission on April 27, 2018

1933 Act Registration No. 333-210205

1940 Act Registration No. 811-23148

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 5

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 9	☒

GUARDIAN VARIABLE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

7 HANOVER SQUARE

NEW YORK, NY 10004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:

212-598-8000

Richard T. Potter

Senior Vice President and Chief Legal Officer

Guardian Variable Products Trust

7 Hanover Square

New York, NY 10004

(Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2018 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Guardian Variable Products Trust

Prospectus

May 1, 2018

U.S. Growth

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Mid Cap Traditional Growth VIP Fund

U.S. Core

Guardian Integrated Research VIP Fund

Guardian Diversified Research VIP Fund

Guardian Small Cap Core VIP Fund

U.S. Value

Guardian Large Cap Disciplined Value VIP Fund

Guardian Growth & Income VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Sector

Guardian Global Utilities VIP Fund

International

Guardian International Growth VIP Fund

Guardian International Value VIP Fund

Fixed Income

Guardian Core Plus Fixed Income VIP Fund

Guardian Multi-Sector Bond VIP Fund

Guardian Total Return Bond VIP Fund

Guardian U.S. Government Securities VIP Fund

Shares of the Funds are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”). The availability of the Funds as investment options may vary by Contract and jurisdiction. Each Contract involves fees and expenses not described in the prospectus (the “Prospectus”). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses.

The Securities and Exchange Commission has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in the Prospectus. Any representation to the contrary is a criminal offense.

WWW.GUARDIANLIFE.COM

Guardian Large Cap Fundamental Growth VIP Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.62%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.08%
Total Annual Fund Operating Expenses	1.95%
Fee Waiver and/or Expense Reimbursement[1]	-0.94%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%

[1]

Restated to reflect the current expense limitation agreement. Under the agreement, Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.01% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian Large Cap Fundamental Growth VIP Fund	$103	$521	$965	$2,199

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of U.S. large-capitalization companies. ClearBridge Investments, LLC, the Fund’s subadviser

Guardian Variable Products Trust	Prospectus	1

(“Subadviser”), defines large-capitalization companies as companies with market capitalizations similar to companies in the Russell 1000 Growth Index® (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $393 million to $859 billion as of December 31, 2017.

The Fund may invest in foreign securities, either directly or through depositary receipts.

The Subadviser emphasizes individual security selection while diversifying the Fund’s investments across industries, which is intended to reduce risk. The Subadviser attempts to identify established large-capitalization companies with the highest growth potential. The Subadviser then analyzes each company in detail, ranking its management, strategy, and competitive market position. Finally, the Subadviser attempts to identify the best values available among the growth companies identified. The core holdings of the Fund will be large-capitalization companies that are dominant in their industries, have good longer term growth prospects, and have a history of performance. In selecting individual companies for investment, the Subadviser looks primarily for: favorable earnings prospects; technological innovation; industry dominance; competitive products and services; global scope; long-term operating history; consistent and sustainable long-term growth in earnings per share; strong cash flow; high return on equity; strong financial condition; and experienced and effective management. The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of “growth” companies may be more volatile than other stocks and may involve special risks. If the Subadviser’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund’s returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an

2	Prospectus	Guardian Variable Products Trust

issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing the Fund’s performance for calendar year 2017 (and, when available, changes in the Fund’s performance from year to year) and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 3.43% (1Q 2017)

Lowest Quarterly Return – 1.93% (4Q 2017)

Guardian Variable Products Trust	Prospectus	3

Average Annual Total Returns (for the periods ended December 31, 2017)

Fund	Inception	1 Year	Since Inception
Guardian Large Cap Fundamental Growth VIP Fund	9/1/2016	25.02%	19.90%
Russell 1000 Growth Index® (reflects no deduction for fees, expenses or taxes)		30.21%	23.05%

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. ClearBridge Investments, LLC serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Peter Bourbeau	Managing Director, Portfolio Manager	Inception (September 1, 2016)
Margaret B. Vitrano	Managing Director, Portfolio Manager	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Prospectus	Guardian Variable Products Trust

Guardian Large Cap Disciplined Growth VIP Fund

Investment Objective

The Fund seeks to maximize long-term growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.62%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.21%
Total Annual Fund Operating Expenses	2.08%
Fee Waiver and/or Expense Reimbursement[1]	-1.21%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%

[1]

Restated to reflect the current expense limitation agreement. Under the agreement, Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.87% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian Large Cap Disciplined Growth VIP Fund	$89	$535	$1,007	$2,314

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in securities of companies with large market capitalizations. Wellington Management Company LLP, the Fund’s subadviser (“Subadviser”), defines large-capitalization companies

Guardian Variable Products Trust	Prospectus	5

as companies with market capitalizations similar to companies in the Russell 1000 Growth Index® (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $393 million to $859 billion as of December 31, 2017.

The Fund invests primarily in the common stock of growth-oriented companies. The Fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The Subadviser employs a “bottom-up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors. Fund construction emphasizes stock-specific risk while seeking to minimize other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.

The Subadviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the Subadviser’s investment philosophy.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of “growth” companies may be more volatile than other stocks and may involve special risks. If the Subadviser’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund’s returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

6	Prospectus	Guardian Variable Products Trust

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Portfolio Turnover Risk. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund’s performance.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing the Fund’s performance for calendar year 2017 (and, when available, changes in the Fund’s performance from year to year) and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 4.09% (4Q 2017)

Lowest Quarterly Return – 2.51% (2Q 2017)

Guardian Variable Products Trust	Prospectus	7

Average Annual Total Returns (for the periods ended December 31, 2017)

Fund	Inception	1 Year	Since Inception
Guardian Large Cap Disciplined Growth VIP Fund	9/1/2016	28.63%	19.41%
Russell 1000 Growth Index® (reflects no deduction for fees, expenses or taxes)		30.21%	23.05%

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Wellington Management Company LLP serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	Inception (September 1, 2016)
Douglas W. McLane, CFA	Managing Director and Equity Research Analyst	May 1, 2017
David A. Siegle, CFA	Managing Director and Equity Research Analyst	May 1, 2017

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

8	Prospectus	Guardian Variable Products Trust

Guardian Mid Cap Traditional Growth VIP Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.10%
Total Annual Fund Operating Expenses	2.15%
Fee Waiver and/or Expense Reimbursement[1]	-1.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%

[1]

Restated to reflect the current expense limitation agreement. Under the agreement, Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.10% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian Mid Cap Traditional Growth VIP Fund	$112	$572	$1,058	$2,400

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of mid-capitalization

Guardian Variable Products Trust	Prospectus	9

companies. Janus Capital Management LLC, the Fund’s subadviser (“Subadviser”), defines mid-capitalization companies as companies with market capitalizations similar to companies in the Russell Midcap Growth Index® (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $389 million to $35 billion as of December 31, 2017. The Fund may also invest in foreign securities.

The Subadviser applies a “bottom-up” approach in choosing investments. In other words, the Subadviser looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment objective and strategies.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of “growth” companies may be more volatile than other stocks and may involve special risks. If the Subadviser’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund’s returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

10	Prospectus	Guardian Variable Products Trust

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing the Fund’s performance for calendar year 2017 (and, when available, changes in the Fund’s performance from year to year) and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 3.90% (1Q 2017)

Lowest Quarterly Return – 1.14% (3Q 2017)

Average Annual Total Returns (for the periods ended December 31, 2017)

Fund	Inception	1 Year	Since Inception
Guardian Mid Cap Traditional Growth VIP Fund	9/1/2016	27.33%	19.76%
Russell Midcap Growth Index® (reflects no deduction for fees, expenses or taxes)		25.57%	18.59%

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Janus Capital Management LLC serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Brian Demain, CFA	Portfolio Manager	Inception (September 1, 2016)
Cody Wheaton, CFA	Portfolio Manager	Inception (September 1, 2016)

Guardian Variable Products Trust	Prospectus	11

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

12	Prospectus	Guardian Variable Products Trust

Guardian Integrated Research VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.11%
Total Annual Fund Operating Expenses	1.91%
Fee Waiver and/or Expense Reimbursement[1]	-0.95%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%

[1]

Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian Integrated Research VIP Fund	$98	$508	$943	$2,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The Fund primarily invests in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. The Fund may invest in foreign securities.

Guardian Variable Products Trust	Prospectus	13

While the Fund may invest in securities of companies of any size, the Fund primarily invests in securities of companies with large capitalizations. Massachusetts Financial Services Company, the Fund’s subadviser (“Subadviser”), defines large capitalization companies as companies with market capitalizations of at least $5 billion at the time of purchase. In selecting investments for the Fund, the Subadviser is not constrained by any particular investment style. The Subadviser may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Subadviser normally invests the Fund’s assets across different industries and sectors, but the Subadviser may invest a significant percentage of the Fund’s assets in issuers in a single industry or sector.

The Subadviser uses an active bottom-up approach to buying and selling investments for the Fund. Investments are selected primarily based on blending fundamental and quantitative research. The Subadviser uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The Subadviser uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, to determine a quantitative rating for an issuer. When the Subadviser’s quantitative research is available but its fundamental research is not available, the Subadviser considers the issuer to have a neutral fundamental rating. The Subadviser constructs the portfolio by considering the blended rating from combining the fundamental rating and the quantitative rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The Subadviser’s goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the Standard & Poor’s 500 Stock Index (the “Index”). Tracking error generally measures how the differences between the Fund’s returns and the Index’s returns have varied over a specified period of time. A lower tracking error means that there is generally less variation between the Fund’s returns compared to an index that represents the Fund’s investment universe. Third party quantitative risk models are used by the Subadviser to measure the predicted tracking error of the Fund’s portfolio.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Investment Strategy Risk. There is no assurance that the Fund’s predicted tracking error will equal its target predicted tracking error at any point in time or consistently for any period of time, or that the Fund’s predicted

14	Prospectus	Guardian Variable Products Trust

tracking error and actual tracking error will be similar. The Subadviser’s strategy to target a predicted tracking error of approximately 2% compared to the Index and to blend fundamental and quantitative research may not produce the intended results. In addition, the Subadviser’s fundamental research is not available for all issuers.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, development and use of quantitative models, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Quantitative Model Risk. There is no guarantee that the quantitative models used by the Subadviser, and the investments selected based on the models, will produce the desired results. Quantitative models may not produce the intended results due to the factors and/or assumptions used in the models, the weight placed on each factor and/or assumption in the models, changing sources of market return or market risk, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).

Sector Risk. To the extent the Fund’s investments focus on one or more sectors of the economy, the Fund’s performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Guardian Variable Products Trust	Prospectus	15

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing the Fund’s performance for calendar year 2017 (and, when available, changes in the Fund’s performance from year to year) and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 2.15% (1Q 2017)

Lowest Quarterly Return – 0.46% (2Q 2017)

Average Annual Total Returns (for the periods ended December 31, 2017)

Fund	Inception	1 Year	Since Inception
Guardian Integrated Research VIP Fund	9/1/2016	19.92%	16.64%
Standard & Poor’s 500 Stock Index (reflects no deduction for fees, expenses or taxes)		21.83%	19.32%

16	Prospectus	Guardian Variable Products Trust

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Massachusetts Financial Services Company, d/b/a MFS Investment Management serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Matt Krummell, CFA	Investment Officer	Inception (September 1, 2016)
Jim Fallon	Investment Officer	Inception (September 1, 2016)
Jonathan Sage, CFA	Investment Officer	Inception (September 1, 2016)
Jed Stocks, CFA	Investment Officer	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

Guardian Variable Products Trust	Prospectus	17

Guardian Diversified Research VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.58%
Total Annual Fund Operating Expenses	2.43%
Fee Waiver and/or Expense Reimbursement[1]	-1.41%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.02%

[1]

Restated to reflect the current expense limitation agreement. Under the agreement, Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.02% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian Diversified Research VIP Fund	$104	$622	$1,168	$2,659

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 154% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in common stocks (growth or value stocks or both) of U.S. large-capitalization companies that Putnam Investment Management, LLC, the Fund’s subadviser (“Subadviser”), believes have favorable investment potential. The Subadviser defines large-capitalization companies as companies with market capitalizations similar to companies in the Standard & Poor’s 500® Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $2.0 billion to

18	Prospectus	Guardian Variable Products Trust

$869 billion as of December 31, 2017. In addition to common stocks, the Fund may invest in preferred stocks and convertible securities.

The Fund may purchase securities of companies with prices that reflect a value lower than that which the Subadviser places on the company or security, as applicable. The Subadviser may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Subadviser may also consider other factors that it believes will likely cause the security’s price to rise.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security’s value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Portfolio Turnover Risk. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund’s performance.

Guardian Variable Products Trust	Prospectus	19

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing the Fund’s performance for calendar year 2017 (and, when available, changes in the Fund’s performance from year to year) and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 3.18% (1Q 2017)

Lowest Quarterly Return – 1.35% (2Q 2017)

Average Annual Total Returns (for the periods ended December 31, 2017)

Fund	Inception	1 Year	Since Inception
Guardian Diversified Research VIP Fund	9/1/2016	21.99%	19.27%
Standard & Poor’s 500 Stock Index (reflects no deduction for fees, expenses or taxes)		21.83%	19.32%

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Putnam Investment Management, LLC serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Aaron Cooper	Chief Investment Officer, Equities	Inception (September 1, 2016)
Samuel Cox	Co-Director of Equity Research	May 1, 2017
Kathryn Lakin	Co-Director of Equity Research	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

20	Prospectus	Guardian Variable Products Trust

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

Guardian Variable Products Trust	Prospectus	21

Guardian Small Cap Core VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses	1.05%

[1]	Other expenses are based on estimates for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Guardian Small Cap Core VIP Fund	$107	$334

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As the Fund had not yet commenced operations by the date of this Prospectus, no portfolio turnover information is shown.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in common stocks of small capitalization companies or in other investments that ClearBridge Investments LLC (the “Subadviser”) believes have similar economic characteristics to such common stocks. The Subadviser defines small capitalization companies as those companies with market capitalizations similar to companies in the Russell 2000® Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $22 million to $9.5 billion as of December 31, 2017.

The Fund may invest up to 20% of its net assets in equity securities of companies the Subadviser considers to be “special situations” at the time of purchase. The Subadviser defines special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the Subadviser, make them attractive for investment. These companies may be experiencing short-term or temporary changes in their prospects (e.g., reorganizations or restructurings in connection with bankruptcy proceedings) and their stock prices, in the opinion of the Subadviser, may be currently undervalued by the market. The Subadviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at discounts to the Subadviser’s assessment of their intrinsic value. The Fund may invest in American depositary receipts (ADRs) and foreign equity securities, including up to 20% of its assets in securities of emerging market issuers.

22	Prospectus	Guardian Variable Products Trust

Although the Fund may invest in both growth and value stocks, the Subadviser seeks to identify companies where stock prices and valuation diverge and uncover those securities that, in the Subadviser’s opinion, have a high probability of outperforming expectations and a valuation that the Subadviser believes is intrinsically higher than its current stock price. The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to an issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market) and securities issued by special situations companies, are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely

Guardian Variable Products Trust	Prospectus	23

affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Small-Capitalization Company Risk. The Fund’s investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Special Situations Risk. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks, including that the transaction may not be completed on the terms or time frame contemplated (if at all), it may be difficult to obtain information on the financial condition of such companies, the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.

Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. ClearBridge Investments, LLC serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Albert Grosman	Managing Director, Portfolio Manager	Inception
Brian Lund, CFA	Managing Director, Portfolio Manager	Inception

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

24	Prospectus	Guardian Variable Products Trust

Guardian Large Cap Disciplined Value VIP Fund

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.01%
Total Annual Fund Operating Expenses	1.91%
Fee Waiver and/or Expense Reimbursement[1]	-0.94%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%

[1]

Restated to reflect the current expense limitation agreement. Under the agreement, Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.97% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian Large Cap Disciplined Value VIP Fund	$99	$509	$944	$2,156

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic

Guardian Variable Products Trust	Prospectus	25

characteristics, of companies with large market capitalizations. Boston Partners Global Investors, Inc., the Fund’s subadviser (“Subadviser”), defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000 Value Index® (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $112 million to $380 billion as of December 31, 2017. The Fund invests primarily in a diversified portfolio of equity securities that are identified by the Subadviser as having value characteristics.

The Fund may invest up to 20% of its total assets in foreign currency-denominated securities, measured at the time of investment.

The Fund may participate as a purchaser in initial public offerings of securities (“IPOs”).

The Subadviser examines various factors in determining the value characteristics of issuers, including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The Subadviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth, and other investment criteria. The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Initial Public Offering Risk. Securities purchased by the Fund in IPOs expose the Fund to the risks associated with companies that have limited operating histories as public companies, and the issuers may be small-capitalization companies or operate in emerging industries. There can be no assurance that the Subadviser will identify attractive IPOs or that securities issued in attractive IPOs will be available to the Fund in sufficient quantities. The price of securities purchased in IPOs may be particularly volatile and may decline shortly after the IPO concludes.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

26	Prospectus	Guardian Variable Products Trust

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing the Fund’s performance for calendar year 2017 (and, when available, changes in the Fund’s performance from year to year) and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 1.84% (4Q 2017)

Lowest Quarterly Return – 0.09% (2Q 2017)

Guardian Variable Products Trust	Prospectus	27

Average Annual Total Returns (for the periods ended December 31, 2017)

Fund	Inception	1 Year	Since Inception
Guardian Large Cap Disciplined Value VIP Fund	9/1/2016	19.20%	20.68%
Russell 1000 Value Index® (reflects no deduction for fees, expenses or taxes)		13.66%	15.49%

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Boston Partners Global Investors, Inc. serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Mark E. Donovan, CFA	Co-Portfolio Manager	Inception (September 1, 2016)
David J. Pyle, CFA	Co-Portfolio Manager	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

28	Prospectus	Guardian Variable Products Trust

Guardian Growth & Income VIP Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.14%
Total Annual Fund Operating Expenses	2.04%
Fee Waiver and/or Expense Reimbursement[1]	-1.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%

[1]

Restated to reflect the current expense limitation agreement. Under the agreement, Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.01% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian Growth & Income VIP Fund	$103	$540	$1,003	$2,286

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the equity securities of U.S. companies that AllianceBernstein L.P., the Fund’s subadviser (“Subadviser”), believes are undervalued, focusing on dividend-paying securities. Although the Fund invests primarily in large capitalization companies, the Fund may invest in companies with different market capitalizations (i.e., mid-capitalization). The Subadviser defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000 Value Index® (the “Index”) at the time of purchase.

Guardian Variable Products Trust	Prospectus	29

Although expected to change frequently, the market capitalization range of the Index was approximately $112 million to $380 billion as of December 31, 2017. The Fund may also invest in foreign securities.

The Subadviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Subadviser depends heavily upon the fundamental analysis and research of its internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 primarily U.S. companies. In determining a company’s intrinsic economic value, the Subadviser takes into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Subadviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Subadviser anticipates that the Fund’s portfolio normally will include companies ranking in the top three deciles of the Subadviser’s valuation model.

The Subadviser recognizes that the perception of what is a “value” stock is relative and the factors considered in determining whether a stock is a “value” stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund’s emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Dividend-Paying Stock Risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

30	Prospectus	Guardian Variable Products Trust

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Sector Risk. To the extent the Fund’s investments focus on one or more sectors of the economy, the Fund’s performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing the Fund’s performance for calendar year 2017 (and, when available, changes in the Fund’s performance from year to year) and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Guardian Variable Products Trust	Prospectus	31

Annual Returns (by calendar year)

Highest Quarterly Return – 2.13% (3Q 2017)

Lowest Quarterly Return – 0.45% (2Q 2017)

Average Annual Total Returns (for the periods ended December 31, 2017)

Fund	Inception	1 Year	Since Inception
Guardian Growth & Income VIP Fund	9/1/2016	20.09%	20.68%
Russell 1000 Value Index® (reflects no deduction for fees, expenses or taxes)		13.66%	15.49%

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. AllianceBernstein L.P. serves as the Fund’s subadviser. The following person is primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Frank Caruso, CFA	Chief Investment Officer–U.S. Growth Equities	Inception (September 1, 2016)
John H. Fogarty, CFA	Portfolio Manager–US Growth Equities	May 1, 2018
Vinay Thapar, CFA	Portfolio Manager and Senior Research Analyst–US Growth Equities	May 1, 2018

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

32	Prospectus	Guardian Variable Products Trust

Guardian Mid Cap Relative Value VIP Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.72%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.12%
Total Annual Fund Operating Expenses	2.09%
Fee Waiver and/or Expense Reimbursement[1]	-1.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%

[1]

Restated to reflect the current expense limitation agreement. Under the agreement, Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.00% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian Mid Cap Relative Value VIP Fund	$102	$549	$1,023	$2,334

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of mid-capitalization companies. Wells Capital Management Incorporated, the Fund’s subadviser (“Subadviser”), defines mid-capitalization companies as companies with market capitalizations similar to companies

Guardian Variable Products Trust	Prospectus	33

in the Russell Midcap® Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $700 million to $62.5 billion as of December 31, 2017.

The Subadviser looks for undervalued companies that it believes have the potential for above average capital appreciation, and, in some instances, below average risk. Rigorous fundamental research drives the Subadviser’s search for companies with favorable reward-to-risk ratios and that possess a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include securities of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. The Subadviser regularly reviews the investments of the Fund and may sell a portfolio security when the security nears its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or the Subadviser identifies a more attractive investment opportunity.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

34	Prospectus	Guardian Variable Products Trust

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing the Fund’s performance for calendar year 2017 (and, when available, changes in the Fund’s performance from year to year) and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 0.54% (2Q 2017)

Lowest Quarterly Return – 0.19% (1Q 2017)

Average Annual Total Returns (for the periods ended December 31, 2017

Fund	Inception	1 Year	Since Inception
Guardian Mid Cap Relative Value VIP Fund	9/1/2016	11.19%	14.79%
Russell Midcap Value Index® (reflects no deduction for fees, expenses or taxes)		13.34%	14.90%

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Wells Capital Management Incorporated serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
James M. Tringas, CFA	Managing Director and Senior Portfolio Manager	Inception (September 1, 2016)
Bryant VanCronkhite, CFA	Managing Director and Senior Portfolio Manager	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Guardian Variable Products Trust	Prospectus	35

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

36	Prospectus	Guardian Variable Products Trust

Guardian Global Utilities VIP Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.73%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.14%
Total Annual Fund Operating Expenses	1.12%
Fee Waiver and/or Expense Reimbursement[2]	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%

[1]	Other expenses are based on estimates for the current fiscal year.
[2]

Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.03% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Guardian Global Utilities VIP Fund	$105	$347

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As the Fund had not yet commenced operations by the date of this Prospectus, no portfolio turnover information is shown.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in securities of companies in the utilities industry (or utilities group of industries) worldwide. Wellington Management Company LLP (the “Subadviser”) considers a company to be in the utilities industry (or utilities group of industries) if it engages in the ownership or operation of

Guardian Variable Products Trust	Prospectus	37

facilities used in, or derives at least 50% of its assets or revenues from, the generation, transmission, or distribution of electricity, gas, or water. “Global securities” may include: common stock, depositary receipts, master limited partnerships (MLPs) (up to a maximum of 20% of the Fund’s net assets), preferred stock, rights, and exchange traded funds (ETFs). The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

The Subadviser analyzes the competitive outlook for various industries within the utilities group of industries, identifying those industries it believes are likely to benefit from the current market environment, as well as individual opportunities within each industry. The Subadviser applies an integrated approach to portfolio management that incorporates macroeconomic, industry and company-specific factors, such as the regulatory environment, regional exposures, industry allocations, stock selection, contract pricing, and the Subadviser’s assessment of the sustainability of cash flow growth and intrinsic value. Industry weightings will reflect the Subadviser’s view as to both the macroeconomic environment and the relative attractiveness of stocks within the utilities industries. Holdings are generally diversified across the utilities group of industries, but may at times be concentrated in segments of the utilities industries (e.g., electricity, gas or water) that provide what the Subadviser considers to be the most compelling opportunities. The Subadviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country; or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. Country and regional weights are a fallout of the stock-selection process, although the Fund typically maintains exposures to all major geographic regions. Investment in emerging markets is permitted up to 25% of Fund assets. The Fund may invest in companies of any size.

Derivatives may be used to reduce risk, obtain efficient market exposure, and/or enhance investment returns, and may include swaps, forward contracts, options, currency derivatives (including currency forwards, futures, options, and spot transactions), and similar instruments or combinations thereof. Currency exposure is typically left unhedged, although hedging is permitted.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Concentration Risk. The Fund will concentrate (invest at least 25% of its total assets) in securities of companies in the utilities group of industries. Concentrating investments in the utilities group of industries increases the risk of loss because the stocks of many or all of the companies in the utilities group of industries may decline in value due to developments adversely affecting the utilities industry, including but not limited to, supply and/or demand for services or fuel, financing costs, governmental regulation, economic conditions, competitive pressures due to deregulation, increased sensitivity to the cost of energy production, and environmental factors such as conservation of natural resources. In addition, the Fund’s performance may be more volatile than the performance of funds that invest more broadly.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

38	Prospectus	Guardian Variable Products Trust

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in or shorting securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Geographic Focus Risk. To the extent the Fund’s investments focus on one or more specific geographic regions or a small group of countries the Fund’s performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to an issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely

Guardian Variable Products Trust	Prospectus	39

affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The Fund’s investment returns may be volatile over short periods of time and returns over any period of time may not be positive.

Master Limited Partnerships Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These investments also entail risks related to fluctuations in the energy sector, including energy price volatility and decreases in supply of or demand for energy commodities, as well as unique tax consequences resulting from the partnership structure and various other risks, including limited control and voting rights and potential conflicts of interest. In addition, MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Non-Diversification Risk. A non-diversified fund (generally, a fund that may invest a greater portion of its assets in a limited number of issuers or a single issuer than a diversified fund) may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of an issuer or a few issues may cause greater fluctuation or losses in the value of a non-diversified fund’s shares. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the use of options can lower total returns and the Fund’s option activities may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associate with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Small-Capitalization Company Risk. The Fund’s investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

Utilities Risk. Securities of utilities companies may be significantly affected by government regulation or deregulation, interest rate changes, financing difficulties or costs and legal challenges, and supply and demand fluctuations. Other factors may adversely affect the value of these securities, including market competitiveness, technological developments, natural resources conservation, and changes in commodity prices. The value of these securities may be particularly volatile. The Fund’s performance will be closely tied to the performance of utilities companies and, thus, can be more volatile than the performance of a more broadly invested fund.

Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

40	Prospectus	Guardian Variable Products Trust

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Wellington Management Company LLP serves as the Fund’s subadviser. The following person is primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
G. Thomas Levering	Senior Managing Director and Global Industry Analyst	Inception

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

Guardian Variable Products Trust	Prospectus	41

Guardian International Growth VIP Fund

Investment Objective

The Fund seeks total return consisting of long-term capital growth and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.44%
Total Annual Fund Operating Expenses	2.49%
Fee Waiver and/or Expense Reimbursement[1]	-1.31%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.18%

[1]

Restated to reflect the current expense limitation agreement. Under the agreement, Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.18% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian International Growth VIP Fund	$120	$650	$1,207	$2,727

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies, including foreign subsidiaries of U.S. companies. The Fund invests primarily in large-capitalization companies, which J.P. Morgan Investment Management Inc., the Fund’s subadviser (“Subadviser”), defines as companies with market capitalizations similar to companies

42	Prospectus	Guardian Variable Products Trust

in the MSCI® Europe, Australasia and Far East (“EAFE®”) Growth Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $3.0 billion to $266 billion as of December 31, 2017.

The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

The Subadviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. In choosing securities for the Fund, the Subadviser looks for established companies in economically developed countries and may invest up to 15% of the Fund’s assets in securities of companies whose principal business activities are located in emerging market countries.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Subadviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The Subadviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives pose risks in addition to and potentially greater than those associated with investing directly in securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Guardian Variable Products Trust	Prospectus	43

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Geographic Focus Risk. To the extent the Fund’s investments focus on one or more specific geographic regions or a small group of countries the Fund’s performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of “growth” companies may be more volatile than other stocks and may involve special risks. If the Subadviser’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund’s returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

44	Prospectus	Guardian Variable Products Trust

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing the Fund’s performance for calendar year 2017 (and, when available, changes in the Fund’s performance from year to year) and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 4.35% (2Q 2017)

Lowest Quarterly Return – 2.63% (4Q 2017)

Average Annual Total Returns (for the periods ended December 31, 2017)

Fund	Inception	1 Year	Since Inception
Guardian International Growth VIP Fund	9/1/2016	31.08%	18.98%
MSCI® Europe, Australasia and Far East (“EAFE®”) Growth Index (reflects no deduction for fees, expenses or taxes)		28.86%	16.77%

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. J.P. Morgan Investment Management Inc. serves as the Fund’s subadviser. The following person is primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Shane Duffy, CFA	Managing Director, Portfolio Manager	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Guardian Variable Products Trust	Prospectus	45

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

46	Prospectus	Guardian Variable Products Trust

Guardian International Value VIP Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.34%
Total Annual Fund Operating Expenses	2.39%
Fee Waiver and/or Expense Reimbursement[1]	-1.45%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.94%

[1]

Restated to reflect the current expense limitation agreement. Under the agreement, Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.94% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian International Value VIP Fund	$96	$606	$1,144	$2,615

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities, principally common stocks, of large- and mid-capitalization foreign companies with market capitalizations in the range of companies included in the MSCI® Europe, Australasia and Far East (“EAFE®”) Index (“EAFE® Index”) at the time of purchase that Lazard Asset Management LLC, the Fund’s subadviser (“Subadviser”), believes are undervalued based on their earnings, cash flow, or asset values. Although expected to change frequently, the market capitalization range of the EAFE® Index was approximately $2.4 billion to $280 billion as of December 31, 2017.

Guardian Variable Products Trust	Prospectus	47

In choosing securities for the Fund, the Subadviser looks for established companies in economically developed countries and may invest up to 10% of the Fund’s assets in securities of companies whose principal business activities are located in emerging market countries.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Geographic Focus Risk. To the extent the Fund’s investments focus on one or more specific geographic regions or a small group of countries the Fund’s performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

48	Prospectus	Guardian Variable Products Trust

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may be more vulnerable to adverse developments than larger companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing the Fund’s performance for calendar year 2017 (and, when available, changes in the Fund’s performance from year to year) and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 3.24% (3Q 2017)

Lowest Quarterly Return – 1.35% (1Q 2017)

Average Annual Total Returns (for the periods ended December 31, 2017)

Fund	Inception	1 Year	Since Inception
Guardian International Value VIP Fund	9/1/2016	22.53%	13.21%
MSCI® Europe, Australasia and Far East (“EAFE®”) Index (reflects no deduction for fees, expenses or taxes)		25.03%	18.24%

Guardian Variable Products Trust	Prospectus	49

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Lazard Asset Management LLC serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Michael A. Bennett	Managing Director, Portfolio Manager/Analyst	Inception (September 1, 2016)
Michael G. Fry	Managing Director, Portfolio Manager/Analyst	Inception (September 1, 2016)
Kevin J. Matthews, CFA	Managing Director, Portfolio Manager/Analyst	Inception (September 1, 2016)
Michael Powers	Managing Director, Portfolio Manager/Analyst	Inception (September 1, 2016)
John R. Reinsberg	Deputy Chairman, International and Global Strategies	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

50	Prospectus	Guardian Variable Products Trust

Guardian Core Plus Fixed Income VIP Fund

Investment Objective

The Fund seeks income and capital appreciation to produce a high total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.07%
Total Annual Fund Operating Expenses	1.77%
Fee Waiver and/or Expense Reimbursement[1]	-0.98%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%

[1]

Restated to reflect the current expense limitation agreement. Under the agreement, Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.79% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian Core Plus Fixed Income VIP Fund	$81	$462	$867	$2,003

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 409% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments. The Fund may invest up to 20% of its net assets in high-yield fixed income investments (commonly referred to as “junk bonds”). The Fund currently intends to limit such investments to those, at the time of purchase, rated B-/B3 or higher by Moody’s Investors Services, Inc., S&P Global Ratings or Fitch, Inc. (or comparably rated by another rating agency), or, if unrated,

Guardian Variable Products Trust	Prospectus	51

determined by Lord, Abbett & Co. LLC, the Fund’s subadviser (“Subadviser”), to be of comparable quality. The Fund also may invest in fixed income investments issued by foreign entities but denominated in U.S. dollars, and fixed income investment issued by foreign entities and denominated in currencies other than the U.S. dollar.

The Fund generally invests in the following types of fixed income investments: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; corporate debt securities; mortgage-backed, mortgage-related, and other asset-backed securities; inflation-linked investments (e.g., Treasury Inflation-Protected Securities or “TIPS”); and senior loans, including bridge loans, novations, assignments, and participations.

The Fund may invest in derivatives, including futures, forwards, options, and swaps, for hedging and non-hedging purposes. The Fund may also invest in derivatives to seek to manage portfolio duration, as a substitute for holding, or to adjust exposure to, the underlying asset on which the derivative is based, or for cash management or portfolio management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of commercial mortgage-backed securities), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons.

The Subadviser attempts to manage the Fund’s interest rate risk through the Subadviser’s management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration plus or minus two years of the bond market’s duration, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (which was approximately 6.08 years as of March 31, 2018).

The Subadviser buys and sells fixed income investments for the Fund using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to fixed income investments that the Subadviser believes to be undervalued and less investment exposure to fixed income investments that the Subadviser believes to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Subadviser may actively rotate the Fund’s sector exposure based on its assessment of relative value.

The Fund generally will sell a fixed income investment when the Subadviser believes the fixed income investment is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income investment is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income investment held by the Fund may be adversely affected by changes in, or the market’s perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the fixed income investment. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in or shorting securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

52	Prospectus	Guardian Variable Products Trust

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

High-Yield Fixed Income Investment Risk. High-yield, below investment-grade and unrated fixed income investments may be less liquid and more volatile than investment-grade fixed income investments and are considered predominantly speculative with respect to their capacity to pay interest and principal. These investments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated investments. In addition, high-yield fixed income investments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments.

Inflation-Linked Investments Risk. Inflation-linked investments tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed income investments. During periods of deflation, the Fund may receive no income from such investments and the Fund’s use of these investments may be unsuccessful.

Interest Rate Risk. The value of the Fund’s investments may decline because of an increase in interest rates. The negative impact on fixed-income instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. The Fund may be particularly susceptible to an increase in interest rates given that interest rates are near historic lows. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk.

Guardian Variable Products Trust	Prospectus	53

The Fund’s fixed income investments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates or periods of significant shareholder redemptions.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, development and use of quantitative models, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner or later than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Mortgage-backed securities, because they are backed by mortgage loans, also are subject to risks associated with the ownership of real estate and the real estate industry.

Options. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the use of options can lower total returns and the Fund’s option activities may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Portfolio Turnover Risk. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund’s performance.

Quantitative Model Risk. There is no guarantee that the quantitative models used by the Subadviser, and the investments selected based on the models, will produce the desired results. Investments selected using quantitative models may not produce the intended results due to the factors and/or assumptions used in the models, the weight placed on each factor and/or assumption in the models, changing sources of market return, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).

Senior Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans without contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other

54	Prospectus	Guardian Variable Products Trust

similar investments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed income investments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Past Performance

The following information provides some indication of the risks of investing in the Fund by showing the Fund’s performance for calendar year 2017 (and, when available, changes in the Fund’s performance from year to year) and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return – 0.82% (2Q 2017)

Lowest Quarterly Return – 0.20% (4Q 2017)

Guardian Variable Products Trust	Prospectus	55

Average Annual Total Returns (for the periods ended December 31, 2017)

Fund	Inception	1 Year	Since Inception
Guardian Core Plus Fixed Income VIP Fund	9/1/2016	3.60%	0.60%
Bloomberg Barclays U.S. Aggregate Bond Index Index (reflects no deduction for fees, expenses or taxes)		3.54%	0.32%

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Lord, Abbett & Co. LLC serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Robert A. Lee	Partner and Chief Investment Officer	Inception (September 1, 2016)
Kewjin Yuoh	Partner and Portfolio Manager	Inception (September 1, 2016)
Andrew H. O’Brien, CFA	Partner and Portfolio Manager	Inception (September 1, 2016)
Steven F. Rocco, CFA	Partner and Director of Taxable Fixed Income	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

56	Prospectus	Guardian Variable Products Trust

Guardian Multi-Sector Bond VIP Fund

Investment Objective

The Fund seeks to provide a high current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.52%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.23%
Total Annual Fund Operating Expenses	1.00%

[1]	Other expenses are based on estimates for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Guardian Multi-Sector Bond VIP Fund	$102	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As the Fund had not yet commenced operations by the date of this Prospectus, no portfolio turnover information is shown.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments.

The Fund’s fixed income investments include: U.S. and foreign corporate debt securities; U.S. government securities and securities of foreign governments (which may include securities issued, guaranteed or otherwise backed by the government or its agencies, instrumentalities or other sponsored enterprises) and supranational entities; U.S. and foreign below investment grade bonds; mortgage- and other asset-backed securities, including collateralized mortgage obligations and collateralized loan obligations (“CLOs”); inflation-linked investments (e.g., Treasury Inflation-Protected Securities or “TIPS”); and cash-equivalent instruments. These investments may also include “tax credit bonds” (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) and tax-exempt bonds as well as loans of any maturity and credit quality. The Fund may also invest in convertible securities and warrants.

The Fund’s foreign investments may include debt securities issued by emerging markets countries and companies whose principal business activities are located in emerging market countries. The Fund may, from time to time, invest a substantial portion of its assets in issuers in any country or group of countries. In addition, a substantial portion of the Fund’s assets may be invested in agency residential and commercial mortgage- and other asset-backed

Guardian Variable Products Trust	Prospectus	57

securities. In addition, as a substitute for investments directly in debt securities, the Fund may seek exposure to such debt securities through investments in exchange-traded funds (“ETFs”).

The Fund may invest in investments of any maturity. Park Avenue Institutional Advisers LLC (the “Manager”) attempts to manage the Fund’s interest rate risk through the Manager’s management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration plus or minus two years of the bond market’s duration, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (which was approximately 6.08 years as of March 31, 2018). The Fund may invest up to 50% of its net assets in below investment grade securities or unrated securities considered by the Manager to be of comparable quality (commonly referred to as “high yield” or “junk” bonds). An investment is considered below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. and BB+ by Standard & Poor’s Ratings Group or Fitch Ratings Inc., or lower or, if unrated, is considered by the Manager to be of comparable quality. The CLOs in which the Fund invests generally will be investment grade.

The Manager allocates the Fund’s investments based on its detailed analysis of market, economic, political, and other factors, and of the potential for the various obligations to provide high current income and/or capital appreciation. The Manager selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Manager typically may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security’s value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed-income instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed-income instrument held by the Fund may be adversely affected by changes in, or the market’s perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the fixed-income instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

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Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Geographic Focus Risk. To the extent the Fund’s investments focus on one or more specific geographic regions or a small group of countries the Fund’s performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

High-Yield Fixed-Income Instruments Risk. High-yield, below investment-grade and unrated fixed-income instruments may be less liquid and more volatile than investment-grade fixed-income instruments and are considered predominantly speculative. These instruments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated instruments. In addition, high-yield fixed-income instruments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments.

Inflation-Linked Investments Risk. Inflation-linked investments tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed-income instruments. During periods of deflation, the Fund may receive no income from such investments and the Fund’s use of these investments may be unsuccessful.

Interest Rate Risk. The value of the Fund’s investments may decline because of an increase in interest rates. The negative impact on fixed-income instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. The Fund may be particularly susceptible to an increase in interest rates given that interest rates are near historic lows. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to an issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund’s fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates or periods of significant shareholder redemptions.

Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager’s investment techniques, development and use of quantitative tools, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Guardian Variable Products Trust	Prospectus	59

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed-income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or anticipated changes in interest rates and may exhibit additional volatility during periods of rising or falling interest rates. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner or later than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Mortgage-backed securities, because they are backed by mortgage loans, also are subject to risks associated with the ownership of real estate and the real estate industry. The market price of mortgage-backed securities in a mortgage dollar roll transaction (typically used for short term financing) may drop below the agreed-upon future purchase price. These transactions may result in leverage and increase risk associated with volatility and losses. In addition, investment in mortgage dollar rolls may significantly increase the Fund’s portfolio turnover rate. The market value of a security issued on a when-issued, to-be-announced or delayed-delivery basis may change before the delivery date, which may adversely impact the Fund’s NAV. There is also the risk that a party fails to deliver the security on time or at all.

Municipal Obligations Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associate with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Senior Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid instruments, sell illiquid instruments at a loss or take other measures to raise cash. Loans often are below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans without contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay

60	Prospectus	Guardian Variable Products Trust

interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Warrants Risk. Warrants are rights to purchase equity securities at specific prices valid for a specific period of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is to the risks associated with the underlying securities, including market risk. Warrant holders do not receive dividends or have voting or credit right. A warrant ceases to have value if not exercised prior to its expiration date.

Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
Kevin J. Booth, CFA	Managing Director	Inception
Robert J. Crimmins	Managing Director	Inception
Paul Jablansky	Managing Director	Inception
David Padulo, CFA	Managing Director	Inception
Demetrios Tsaparas	Senior Director	Inception

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

Guardian Variable Products Trust	Prospectus	61

Guardian Total Return Bond VIP Fund

Investment Objective

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.80%
Fee Waiver and/or Expense Reimbursement)[2]	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%

[1]	Other expenses are based on estimates for the current fiscal year.
[2]

Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.79% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Guardian Total Return Bond VIP Fund	$81	$254

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As the Fund had not yet commenced operations by the date of this Prospectus, no portfolio turnover information is shown.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments.

62	Prospectus	Guardian Variable Products Trust

The Fund’s fixed income investments include: corporate debt securities, including below investment-grade or high-yield investments; mortgage-backed and other asset-backed securities, including commercial mortgage-backed securities and collateralized loan obligations (“CLOs”); securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises; securities issued or guaranteed by a foreign government, its agencies or instrumentalities, including debt securities issued by emerging market countries; inflation-linked investments; and senior loans, including bridge loans, novations, assignments, and participations.

The Fund may invest in any type of debt instrument, including “tax credit bonds” (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) and tax-exempt bonds. The Fund may invest in convertible securities. The Fund also may invest in fixed income investments issued by foreign entities, denominated in U.S. dollars and other currencies. In addition, as a substitute for investments directly in debt securities, the Fund may seek exposure to such debt securities through investments in exchange-traded funds (“ETFs”).

The Fund may invest a substantial portion of its assets in agency residential and commercial mortgage-backed securities, including collateralized mortgage obligations, and other asset-backed securities.

The Fund may invest in securities of any quality, and may invest up to 20% of its net assets in below investment grade securities or unrated securities considered by Park Avenue Institutional Advisers LLC (the “Manager”) to be of comparable quality (commonly referred to as “high yield” or “junk bonds”). An investment is considered below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. and BB+ by Standard & Poor’s Ratings Group or Fitch Ratings, Inc., or lower or, if unrated, is considered by the Manager to be of comparable quality. The CLOs in which the Fund invests generally will be investment grade.

The Manager attempts to manage the Fund’s interest rate risk through the Manager’s management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration plus or minus two years of the bond market’s duration, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (which was approximately 6.08 years as of March 31, 2018).

The Manager applies an active top-down and bottom-up analysis to construct the Fund’s investment portfolio. The Manager uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Manager selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Manager may actively rotate the Fund’s exposure to various fixed income asset classes based on its assessment of relative value. The Fund generally will sell an investment when the Manager believes the investment is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security’s value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Guardian Variable Products Trust	Prospectus	63

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed-income instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed-income instrument held by the Fund may be adversely affected by changes in, or the market’s perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the fixed-income instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

High-Yield Fixed-Income Instruments Risk. High-yield, below investment-grade and unrated fixed-income instruments may be less liquid and more volatile than investment-grade fixed-income instruments and are considered predominantly speculative. These instruments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated instruments. In addition, high-yield fixed-income instruments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments.

Inflation-Linked Investments Risk. Inflation-linked investments tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed-income instruments. During periods of deflation, the Fund may receive no income from such investments and the Fund’s use of these investments may be unsuccessful.

Interest Rate Risk. The value of the Fund’s investments may decline because of an increase in interest rates. The negative impact on fixed-income instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. The Fund may be particularly susceptible to an increase in interest rates given that interest rates are near historic lows. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities or if issuer fails to pay interest and principal in a timely manner.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to an issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase

64	Prospectus	Guardian Variable Products Trust

or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund’s fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates or periods of significant shareholder redemptions.

Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager’s investment techniques, development and use of quantitative tools, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed-income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or anticipated changes in interest rates and may exhibit additional volatility during periods of rising or falling interest rates. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner or later than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Mortgage-backed securities, because they are backed by mortgage loans, also are subject to risks associated with the ownership of real estate and the real estate industry. The market price of mortgage-backed securities in a mortgage dollar roll transaction (typically used for short term financing) may drop below the agreed-upon future purchase price. These transactions may result in leverage and increase risk associated with volatility and losses. In addition, investment in mortgage dollar rolls may significantly increase the Fund’s portfolio turnover rate. The market value of a security issued on a when-issued, to-be-announced or delayed-delivery basis may change before the delivery date, which may adversely impact the Fund’s NAV. There is also the risk that a party fails to deliver the security on time or at all.

Municipal Obligations Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associate with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Senior Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid instruments, sell illiquid instruments at a loss or take other measures to raise cash. Loans often are below investment-grade and

Guardian Variable Products Trust	Prospectus	65

may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans without contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
Robert J. Crimmins	Managing Director	Inception
Paul Jablansky	Managing Director	Inception
David Padulo, CFA	Managing Director	Inception
Demetrios Tsaparas	Senior Director	Inception

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

66	Prospectus	Guardian Variable Products Trust

Guardian U.S. Government Securities VIP Fund

Investment Objective

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.47%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.09%
Total Annual Fund Operating Expenses	0.81%
Fee Waiver and/or Expense Reimbursement)[2]	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%

[1]	Other expenses are based on estimates for the current fiscal year.
[2]

Park Avenue Institutional Advisers LLC, the Fund’s investment manager (the “Manager”), has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.75% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager’s recoupment rights. The Manager is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Guardian U.S. Government Securities VIP Fund	$77	$246

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As the Fund had not yet commenced operations by the date of this Prospectus, no portfolio turnover information is shown.

Guardian Variable Products Trust	Prospectus	67

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in U.S. government securities. These investments include U.S. Treasury securities or other securities issued, guaranteed or otherwise backed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises, including bonds, notes, mortgage-backed securities and other fixed-income or debt instruments. These investments may also include securities issued by U.S. government agencies that are not backed by the full faith and credit of the U.S. government. In addition to mortgage-backed securities, the Fund may invest in other types of asset-backed securities, including commercial mortgage-backed securities, collateralized mortgage obligations and collateralized loan obligations (“CLOs”). The CLOs in which the Fund invests generally will be investment grade. The Fund may also invest in corporate debt securities and inflation-linked securities (e.g., Treasury Inflation-Protected Securities or “TIPS”).

Park Avenue Institutional Advisers LLC (the “Manager”) attempts to manage the Fund’s interest rate risk through the Manager’s management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration of plus or minus two years of the duration of the U.S. government securities market, as measured by the Bloomberg Barclays Intermediate U.S. Government Bond Index (which was approximately 3.80 years as of March 31, 2018).

The Manager applies an active top-down and bottom-up analysis to construct the Fund’s investment portfolio. The Manager uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Manager selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Manager may actively rotate the Fund’s exposure to various fixed income asset classes based on its assessment of relative value.

The Fund generally will sell an investment when the Manager believes the investment is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Collateralized Loan Obligation Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed-income instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed-income instrument held by the Fund may be adversely affected by changes in, or the market’s perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the fixed-income instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity.

Inflation-Linked Investments Risk. Inflation-linked investments tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment

68	Prospectus	Guardian Variable Products Trust

generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed-income instruments. During periods of deflation, the Fund may receive no income from such investments and the Fund’s use of these investments may be unsuccessful.

Interest Rate Risk. The value of the Fund’s investments may decline because of an increase in interest rates. The negative impact on fixed-income instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. The Fund may be particularly susceptible to an increase in interest rates given that interest rates are near historic lows. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities or if issuer fails to pay interest and principal in a timely manner.

Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager’s investment techniques, development and use of quantitative tools, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed-income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or anticipated changes in interest rates and may exhibit additional volatility during periods of rising or falling interest rates. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner or later than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Mortgage-backed securities, because they are backed by mortgage loans, also are subject to risks associated with the ownership of real estate and the real estate industry. The market price of mortgage-backed securities in a mortgage dollar roll transaction (typically used for short term financing) may drop below the agreed-upon future purchase price. These transactions may result in leverage and increase risk associated with volatility and losses. In addition, investment in mortgage dollar rolls may significantly increase the Fund’s portfolio turnover rate. The market value of a security issued on a when-issued, to-be-announced or delayed-delivery basis may change before the delivery date, which may adversely impact the Fund’s NAV. There is also the risk that a party fails to deliver the security on time or at all.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

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Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
John Gargana	Senior Director	Inception
Paul Jablansky	Managing Director	Inception
Isaac H. Lowenbraun	Senior Director	Inception
Demetrios Tsaparas	Senior Director	Inception

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information about the Funds

The Funds are series of Guardian Variable Products Trust, a Delaware statutory trust established on January 12, 2016 (the “Trust”). Each Fund is subject to regulation under the Investment Company Act of 1940, as amended (the “1940 Act”), and is classified as a “diversified company” for purposes of the 1940 Act (other than Guardian Global Utilities VIP Fund). Shares of the Funds are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”).

Although the Funds are designed to serve as a component of a broader investment portfolio, no single Fund should be considered to constitute a complete investment program.

Fundamental Investment Policies: The fundamental investment policies set forth in the Funds’ Statement of Additional Information (“SAI”) may not be changed without shareholder approval.

Investment Objectives and Principal Investment Strategies: The investment objective(s) and principal investment strategies inform you of each Fund’s goal and the investment methods and techniques the Manager or Subadvisers (as defined below) intend to employ in investing your money. There is no guarantee that a Fund will achieve its respective investment objective(s). The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. To the extent practicable, shareholders will receive at least 60 days’ prior notice of a change in a Fund’s investment objective. The Board and/or the Manager may change other non-fundamental policies as well as the Fund’s investment strategies without shareholder approval.

Other Investment Policies. Should a Fund’s name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund’s policy of investing, under normal circumstances, “at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment)” may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days’ notice prior to the effectiveness of the change.

For a Fund with an 80% policy described above, the Manager or Subadviser (as applicable) will consider, for purposes of determining compliance with such Fund’s 80% policy, the investment policies and/or principal investment strategies of the underlying funds in which the Fund, from time to time, may invest. Certain Funds may invest their assets in exchange-traded funds (“ETFs”) that invest in similar securities or instruments as the Funds. A Fund may count such securities or instruments towards various guideline tests, including the test with respect to 80% of the Fund’s net assets as described above.

Additional Information Regarding Investment Strategies and Risks

Information about each Fund’s principal investment strategies and principal risks is provided in the relevant summary section for each Fund. Below is additional information, describing in greater detail the principal investment strategies and practices as well as principal and certain non-principal risks for the Funds. The Funds may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described below to different degrees. The Funds’ investment policies, limitations and other guidelines apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy, limitation or guideline at the time the investment was made but subsequently do not meet the investment policy, limitation or limitation.

The Funds may hold investments and engage in investment practices that are not part of their principal investment strategies. An investment or type of security specifically identified in the summary prospectus for a Fund is an instrument or type of security that may be a principal investment for the Fund. Further information is provided in the SAI, which you may find helpful to your investment decision. An investment or type of security only identified in the SAI typically is treated as a non-principal investment for a Fund. The fact that a particular risk was not listed as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities or investments that give rise to that risk. The following information is provided in alphabetical order and not necessarily in order of importance.

Concentration Risk. Guardian Global Utilities VIP Fund will concentrate (invest at least 25% of its total assets) in securities of companies in the utilities group of industries. Concentrating investments in the utilities group of industries increases the risk of loss because the stocks of many or all of the companies in the utilities group of industries may decline in value due to developments adversely affecting the utilities industry, including but not

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limited to, supply and/or demand for services or fuel, financing costs, governmental regulation, economic conditions, competitive pressures due to deregulation, increased sensitivity to the cost of energy production, and environmental factors such as conservation of natural resources. In addition, a Fund that is concentrated in an industry or group of industries will be particularly susceptible to these types of developments and may have performance that is more volatile than the performance of funds that invest more broadly. Furthermore, investors may buy or sell substantial amounts of a Fund’s shares in response to factors affecting or expected to affect the industry or group of industries, resulting in substantial inflows or outflows of cash into and out of the Fund. Such inflows or outflows could affect management of the Fund adversely to the extent that they cause the Fund’s cash position or cash requirements to exceed normal levels.

Collateralized Loan Obligation Risk. A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs bear many of the same risks as other asset-backed securities, including interest rate risk, liquidity and valuation risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults, and such losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A Fund’s investment in a CLO may decrease in value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class, particularly during periods of economic downturn. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

Convertible Securities Risk. Convertible securities are fixed income securities, preferred equity securities or other securities that are convertible into or exercisable for preferred or common stocks of the issuer at either a stated price or a stated rate. Convertible securities are subject to the risks of both debt and equity securities. The market value of a convertible security performs similarly to a regular debt security, but because a portion of the convertible security’s value is based on stock into which it may be converted, a convertible security is also subject to the same types of market, issuer and other risks that apply to the underlying stock. For example, if market interest rates rise, the value of a convertible security usually falls. As the market price of the underlying stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. It therefore may not decline in price to the same extent as the underlying stock. In the event of a liquidation of the issuing company, holdings of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. As a result, the issuer’s convertible securities generally entail less risk than its common stock, but more risk than its debt obligations. Convertible securities may be lower-rated securities subject to significant credit risk and may be adversely impacted by changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Additionally, a convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Fund’s ability to achieve its investment objective. A convertible security generally has less potential for gain than the underlying stock and the value of a convertible security may be more volatile than the value of non-convertible securities.

Counterparty Risk. The counterparty with which a Fund conducts transactions (or that guarantees investments or agreements that the Fund owns or is otherwise exposed to) may be unwilling or unable (or perceived to be unwilling or unable) to honor its obligations under the terms of a transaction or agreement, such as timely principal, interest or settlement payments. As a result, the Fund may be unable to recover its investment, may only recover a portion of its investment, or may have any recovery delayed, which may adversely affect the Fund. These risks may be greater if a Fund engages in over-the-counter transactions. The extent of counterparty risk generally varies based on the terms of the particular security or transaction as well as the financial condition of the counterparty. The Funds bear the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit Risk. An issuer or guarantor of a fixed-income investment or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement) might be unable or unwilling (or perceived to be unwilling or unable) to meet its financial obligations and might not make interest or principal payments on an investment when those payments are due. Defaults may reduce the Fund’s income and may reduce the value of the fixed-income investment itself, sometimes dramatically. Although credit quality may not accurately reflect the true credit risk of an investment, a change in the credit quality rating of an investment or an issuer can have a rapid,

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adverse effect on the investment’s price and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The credit quality of an investment can change rapidly in certain market environments, particularly during periods of high market volatility, greater economic uncertainty, or downturn, and the default of a single holding could cause a significant deterioration in the Fund’s net asset value (“NAV”). The issuer of a fixed-income investment (or the borrower or counterparty to certain repurchase agreements or derivatives instruments) may be unable to meet its financial obligations (e.g., may be unable to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. As a result, a Fund may not receive the full amount that it is entitled to receive.

Even though certain fixed-income investments (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to a Fund on such investments, or that such collateral could be liquidated efficiently in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize.

Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. The degree of credit risk depends on the particular investment and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. The fixed-income investments (such as fixed-income or debt securities or obligations and debt investments) in which a Fund may invest may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a Nationally Recognized Statistical Rating Organization (each, a “Rating Agency”). In addition, a Fund may invest in investments, which have not been rated by a Rating Agency, in which case their suitability for investment is determined by the Manager or Subadviser (as applicable) in reference to investments of comparable quality which are not unrated.

Ratings are provided by Rating Agencies, each of which specialize in evaluating credit risk. However, there is no guarantee that a highly-rated debt investment will not default or be downgraded. Each Rating Agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. For example, high quality debt investments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Manager or Subadviser (as applicable). Investment grade debt investments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager or Subadviser (as applicable). High yield debt securities (which may be referred to as “junk bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer’s ability to repay principal and interest than higher rated securities. Ratings of CCC for Fitch, or Caa for Moody’s, indicate a current vulnerability for default. Ratings below those levels indicate a higher vulnerability to default or default itself. Ratings of CCC to C for S&P indicate different degrees of vulnerability to default. A rating of D for S&P indicates that the security has defaulted. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may at times be exposed to heightened levels of credit or liquidity risk or may be downgraded.

More complete ratings tables and further information regarding the ratings of the most commonly used Rating Agencies (Fitch, S&P and Moody’s) and each of their categories of investment grade debt and non-investment grade debt are included in Appendix A of the SAI.

Depositary Receipts Risk. A Fund may hold the equity securities of foreign companies in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange (such as the New York Stock Exchange). EDRs and GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank.

Depositary receipts may be sponsored or unsponsored. In a sponsored program, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of

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dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

ADRs, EDRs and GDRs are subject to the same risks as direct investment in foreign securities and may present significant downside risk relative to their underlying securities, including being less liquid and more volatile. In addition, holders of certain depositary receipts may have limited voting rights, may not be afforded other rights typical of a shareholder in the event of a corporate action, and may experience difficulty in receiving company stockholder communications. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. The securities underlying depositary receipts in which a Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. As a result, a Fund with investments in ADRs, EDRs or GDRs may be exposed to foreign currency risk. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs, EDRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of a Fund.

Derivatives Risk. Derivatives are instruments whose values are tied to the value of another underlying instrument, including an individual security or asset, a group of assets, interest rates, exchange rate, currency, benchmark, or index. A Fund may or may not hold the underlying instrument on which the value of a derivative is based. Derivatives (including short exposures through derivatives) may be riskier than other types of investments and may expose a Fund to higher levels of leverage or volatility than if it were to invest in (or short) the underlying instrument or instruments directly, especially in unusual or extreme market conditions. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives may also create leverage risk, creating potentially unlimited investment exposure, and further exposing a Fund to higher levels of volatility. A Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. A small change in the value of the instruments or reference assets underlying a derivative may produce disproportionate losses to the Fund. Certain derivative contracts, particularly those that are privately negotiated, also may subject a Fund to counterparty risk.

Derivatives include options, forwards, futures contracts, options on futures contracts and swaps (such as currency, interest rate, security, index, consumer price index, credit default and total return swaps), caps, collars, floors, repurchase and reverse repurchase agreements and other financial instruments. Derivatives may be difficult to value and may expose a Fund to risks of mispricing, especially if the market for such instruments becomes illiquid.

Derivatives contracts that are privately negotiated in the over-the-counter market (such as forwards), are particularly susceptible to counterparty risk, meaning that contract performance depends on the counterparty to the contract satisfying the contract’s obligations, including making payments owed to a Fund. If the financial condition of the counterparty declines, a Fund may not receive such payments or such payments may be delayed, and the value of the contract would likely decline, potentially resulting in losses to a Fund. A privately negotiated over-the-counter contract may require a Fund to make periodic payments, thereby acting as leverage. Standardized, exchange-traded derivatives are less subject to counterparty risk but are subject to the credit risk of the exchange itself or the related clearing broker and the ability of the exchange or broker to perform any required obligations. Central clearing is intended to reduce counterparty credit risk and to increase liquidity but does not make derivatives risk free.

Participation in derivatives transactions requires specialized skills, which may be different from those needed for other types of transactions, and derivatives may not perform as expected by a Subadviser. For example, if a Subadviser incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, a Fund might have been in a better position if the Fund had not entered into such derivative transaction. To the extent derivatives are used for hedging purposes, a Fund would be subject to the risk that the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may be particularly susceptible to risks of mispricing. In addition, derivatives are subject to extensive, nascent, and changing government regulation, which may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Forward contracts, unlike exchange-traded futures contracts, are privately negotiated

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and, thus, are particularly subject to counterparty risk. A Fund’s ability to close out of a forward or futures contract position is dependent on the liquidity of the secondary forward or futures market. These contracts are subject to the risk of imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Forwards and futures contracts do not eliminate fluctuations in the value of the asset or currency because the contracts allow a Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time. These contracts can have the effect of minimizing opportunities for gain or incurring a loss for a Fund.

Options. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A purchased option may subject a Fund to the risk of losing the premium it paid to purchase the option if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that a Fund purchases were allowed to expire without being sold or exercised, its premium would be a loss to a Fund. A sold option exposes Fund to the significant risks of adverse price movements, notably if the price of the underlying security or other asset decreases or remains the same (for a put option) or increases or remains the same (for a call option). Options are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objective. In addition, the effectiveness of options is subject to a Subadviser’s ability to predict correctly future price fluctuations. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Swaps. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Swap may be standardized and exchange-traded or sold over-the-counter. Swaps may involve the exchange of a wide array of returns, including, but not limited to, the returns on foreign currency investments, in a “basket” of securities representing a certain index or benchmark, or those of specific interest rates. Although centrally cleared and exchange-traded swaps may be exposed to decreased counterparty risk and increased liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Additionally, the Commodity Futures Trading Commission and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps. Swaps are generally subject to heightened liquidity and valuation and credit risk and the risk of losses if the underlying asset or reference does not perform as anticipated.

Dividend-Paying Stock Risk. A Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies are not required to continue to pay dividends on these stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Emerging Markets Risk. The risks of foreign investments are usually greater when they are made in, or exposed to, emerging markets. Investments in emerging market countries may predominantly be focused in companies with smaller market capitalizations, exposing the Fund to the risk associated with such companies. These investments typically expose a Fund to foreign currency exchange risks, and are particularly vulnerable to, among other risks, price volatility, market illiquidity, political and economic instability, trade barriers, currency devaluations and high rates of inflation (potentially for prolonged periods). These investments are also particularly sensitive to global economic conditions or reliance on international or other forms of aid, including trade, taxation and development policies. The settlement of securities transactions in emerging market countries involve higher risks than those in developed markets because a Fund will often need to transact with or through brokers and counterparties that are not well capitalized and transaction settlements may be delayed. In addition, emerging markets typically are subject to less governmental regulation and supervision of the financial industry and markets, less stringent financial reporting and accounting standards and controls and unreliable custody and securities. Emerging markets are often small and develop unevenly, and thus may be more likely to suffer sharp and frequent price changes or long-term price depression because of, among other things, adverse publicity, investor perceptions or the actions of a few large investors or issuers.

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If an international body (such as the United Nations) or a sovereign state (for example, but not limited to, the United States) imposes economic sanctions, trade embargoes or other restrictions against a government of an emerging market country or issuers, a Fund’s investments in a country or issuers subject to such restrictions may be frozen or otherwise suspended or restricted, prohibiting or impeding the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from or impeded in investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Governments in emerging market countries also may intervene in their economies and financial markets to a greater degree than more developed countries or take actions that are hostile or detrimental to private enterprise or foreign investment. As such, foreign investments may be restricted and subject to greater governmental control, including repatriation of sales proceeds. Emerging markets may be particularly susceptible to adverse events involving social, economic, political or other general instability or upheaval. A Fund may be directly or indirectly exposed to the risks associated with emerging markets by investing in companies domiciled or operating in emerging market countries or by investing in securities denominated in emerging market currencies.

The Manager or applicable Subadviser has broad discretion in determining whether a country is an emerging market country. The Manager and the Subadvisers generally refer to the MSCI Emerging Markets Index for this purpose. In addition, or alternatively, the Manager or Subadviser may take into account specific or general factors that the Manager or Subadviser deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities. Emerging market countries generally will include countries with low gross national product per capital and the potential for rapid economic growth and are likely to be located outside of North America and Western Europe.

Equity Securities Risk. Stock markets are volatile and an investment in equity securities is generally more volatile than an investment in a fixed-income investment. The value of equity securities may change rapidly and unpredictably in response to many factors, including real or perceived changes in an issuer’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. A Fund may invest in either common or preferred stock, each of which carries different levels of risk. Common stocks generally represent the riskiest investment in an issuer and preferred stocks generally rank junior to an issuer’s debt with respect to dividends, which the issuer may or may not declare. In addition, preferred stock may be subject to factors affecting equity and fixed-income securities, including changes in interest rates and an issuer’s credit. The value of preferred stock tends to vary more with fluctuations in the underlying common stock than with changes in interest rates. The Fund’s investments in preferred stock may lose value if dividends are not paid. Generally, preferred stock does not carry voting rights. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Rights and warrants provide the option to purchase equity securities at a specific price during a specific period of time. The value of a warrant or right does not necessarily change with the value of the underlying securities and a Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Foreign Investment and Currency Risk. Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, may involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions relative to investments in U.S. companies or companies with predominant exposure to the U.S. market. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures (such as trade barriers) by the United States or other governments and supranational organizations. There may also be difficulty in invoking legal protections across borders and a Fund’s legal recourse may be limited. For example, even in instances when an investment is backed by the full faith and credit of a foreign government, it may be difficult for a Fund to pursue its rights against the foreign government. Foreign markets are generally smaller and less liquid than developed markets, which can cause difficulties in transacting in and valuing securities as well as the potential for relatively small transactions in certain securities to have a disproportionately large effect on the price and supply of securities. In addition, special tax considerations could apply to foreign investments.

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If the U.S. or an international organization imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes as well as higher transaction costs. These factors can make foreign investments particularly volatile and illiquid. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. As markets and economies throughout the world become increasingly interconnected, conditions or events in one market, country or region may adversely impact investments or issuers in other markets, countries or regions. In addition, foreign investments may be subject to the risks associated with changes in global or regional trade, economic, tax or other similar policies.

Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. Exchange rate movements can be significant over short periods for a number of reasons and can persist for prolonged periods of time, and may adversely affect the value of a Fund’s investments. Funds that may hold short currency positions are exposed to the risks of adverse price movements associated with all short sales. Certain countries aim to fix or peg the exchange rates of their currencies against other countries’ currencies (the reference currency), rather than allowing them to fluctuate purely based on market forces. A pegged currency typically has a very narrow band of fluctuation (or a completely fixed rate) against the value of its reference currency and so may experience sudden and significant decline in value if the reference currency does. A country also may manage its currency exchange, establishing either minimum or maximum exchange rates against its reference currency. There is no guarantee that these currency controls will remain in place, and sudden changes to a currency control regime may result in a Fund incurring large losses from sudden and extreme exchange rates movements, which may adversely impact a Fund’s returns.

Geographic Focus Risk. Focusing the investments of a Fund in issuers located in a single country, limited number of countries, or particular geographic region, will subject the Fund, to a greater extent than if investments were less focused, to risk that economic, political, social, or other conditions in such countries or regions will have an adverse impact on the Fund’s performance. Such concentration may expose the Fund to greater volatility than a less geographically concentrated portfolio.

High-Yield Fixed-Income Investment Risk. High-yield fixed-income investments (which may also be known as “junk bonds”) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed. High-yield fixed-income investments are considered primarily speculative in nature with respect to the issuer’s continuing ability to make principal and interest payments, and are subject to greater risks than higher-rated fixed-income investments, particularly credit and liquidity and valuation risk. Junk bonds are often issued by smaller, less creditworthy companies or by highly levered companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. In addition, the market for high-yield fixed-income investments may be thinner and less active than the market for higher-rated investments, and the prices of high-yield fixed-income investments may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. As a result, a Fund may be unable to sell such investments at an advantageous time or price. The risks associated with high-yield fixed-income investments are heightened during times of weakening economic conditions or rising interest rates

Inflation-Linked Investments Risk. The value of inflation-linked fixed-income investments and inflation protected securities generally fluctuates in response to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). If nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation protected securities. Although the principal value of inflation protected securities declines in periods of deflation, holders at maturity typically receive no less than the par value of the bond. However, if a Fund purchases inflation protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds an inflation protected security, a Fund may earn less on the security than on a conventional bond. As a result, the market for such securities may be less developed or liquid, and more volatile, than the markets for certain other fixed-income investments. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-linked fixed-income investments may experience greater losses than other fixed-income investments with similar durations.

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Initial Public Offering Risk. Securities offered in equity IPOs may be more volatile than other equity securities, may decline shortly in value after the IPO, and may have a magnified impact on performance if a Fund’s asset base is relatively small. Securities in IPOs have no trading history, and information about the issuers may only be available for limited periods. The issuers in IPOs may operate in emerging industries. A Fund may hold securities purchased in IPOs for a short period of time, which may increase turnover and transaction costs. In addition, securities issued in IPOs may experience a significant decrease in value shortly after issuance if demand does not sufficiently support the offering. There can be no assurance that securities issued in IPOs will be available to a Fund in sufficient volume.

Interest Rate Risk. Interest rate risk is the risk that fixed-income investments or other investments held by a Fund will decline in value because of changes in interest rates. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. Fixed-income investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of investments held by a Fund and, in turn, the Fund’s susceptibility to changes in interest rates. A Fund may be unable to hedge against changes in interest rates or may choose not to do so for cost or other reasons. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates (known as “call risk”). During periods of rising interest rates, issuers of debt securities may pay principal later or more slowly than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested (known as “extension risk”). In addition, any hedges against interest rate changes may not work as intended.

Given the historically low interest rate environment in the United States, risks associated with rising interest rates are heightened. A Fund may face a heightened level of risk, especially because the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue to, raise interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations. As a result of any changes in interest rates, a Fund may experience higher than normal redemptions and may be forced to sell investments during periods of reduced market liquidity at unfavorable prices in order to meet fund redemption obligations. In addition, regulations applicable to broker-dealers and changing business of market makers may result in these market participants restricting their activities, leading to reduced levels in the capacity of these market makers to engage in fixed-income trading and, as a result, reduced dealer inventories of fixed-income investments. As a result, certain fixed-income investments may be particularly subject to reduced liquidity and increased volatility.

Investment Style Risk. A Fund’s investment style may shift in and out of favor for reasons including market and economic sentiment and conditions. A Fund may underperform other funds that pursue different investing styles or invest more broadly. For example, “growth” investing involves a focus on companies that a Subadviser believes have the potential for above-average or rapid growth. The stock of growth companies may be subject to greater price volatility risk than “undervalued” companies because, among other things, they are particularly sensitive to investor perceptions regarding the issuer’s growth potential. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, the price of the companies’ stocks may decline even if earnings increase. Additionally, many companies in certain market sectors are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which could increase the volatility of these companies’ securities prices and have an adverse impact upon the companies’ future growth and profitability.

“Value” investing involves a focus on companies that a Subadviser believes may be undervalued (i.e., the company’s stock is trading for less than its intrinsic value). However, the intrinsic value of a company is subjective, and a Subadviser’s processes for determining value will vary. Value investing is subject to the risk that the market will not recognize a security’s intrinsic value or that a stock considered to be undervalued may be appropriately priced.

Investment Strategy Risk. A Subadviser uses the principal investment strategies and other investment strategies in pursuit of the Fund’s investment objective. Investment decisions made by the Subadviser may not produce the intended returns or results and may cause the securities held by the Fund to lose value which, in turn, would

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cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. With respect to Guardian Integrated Research VIP Fund, there is no assurance that the Fund’s predicted tracking error will equal its target predicted tracking error at any point in time or consistently for any period of time, or that the Fund’s predicted tracking error and actual tracking error will be similar. The Subadviser’s strategy to target a predicted tracking error of approximately 2% compared to the Standard & Poor’s 500 Stock Index and to blend fundamental and quantitative research may not produce the intended results. By blending investment strategies, the Subadviser may diversify the risks and lower the volatility associated with an investment in the Fund, but there is no assurance this strategy will have that result. In addition, the Subadviser’s fundamental research is not available for all issuers.

Issuer Risk. The value of a security or investment may decline for reasons directly related to the issuer of the security or investment, such as management, performance, financial leverage, reduced demand for the issuer’s goods or services, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, and corporate restructurings. In addition, political, regulatory, economic and other conditions may adversely affect an issuer. The price of securities of smaller, lesser-known issuers can be more volatile than the price of securities of larger issuers or the market in general. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. A change in an issuer’s credit rating or perceived creditworthiness or financial condition may also adversely affect the value of the issuer’s securities.

Large-Capitalization Company Risk. Large-capitalization companies may have more stable prices than small- or mid-capitalization companies, but still are subject to equity securities risk. These companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies and may underperform other segments of the market. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations, particularly during periods of economic expansion. Although large-capitalization companies provide relative stability and low volatility, the Fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.

Liquidity and Valuation Risk. Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which a Fund has valued the securities or other investments. A Fund may invest in illiquid securities or securities that become illiquid after purchase, or an investment may be subject to a restriction on resale. Certain securities and other investments may be less liquid than others and certain investments may become less liquid in response to market developments or adverse investor perceptions. As a result, a Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash for investment purposes, a Fund may be forced to sell large amounts of investments at a disadvantageous time and/or price, which could adversely affect the Fund. The risk of loss may increase depending in the size and frequency of redemption requests, the general market conditions at the time of the sale, and the extent of redemptions across other funds with similar investment strategies or holdings.

The liquidity of an investment may deteriorate over time or suddenly and unexpectedly, and the Fund’s fixed-income investments may experience reduced liquidity and increased volatility as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates, significant shareholder redemptions, or market turmoil. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), foreign investments, and securities that are subject to sale restrictions, are particularly susceptible to liquidity and valuation risk. As a result, a Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests, or other reasons, unless it sells other portfolio investments under unfavorable conditions. At times, all or a large portion of segments of the financial market may not have active trading. A Fund’s ability to sell an investment under favorable conditions may be adversely affected by other market participants selling the same or similar investments, among other factors.

Less liquidity means that more subjectivity may be used in establishing the value of the securities or other investments. During periods of reduced market liquidity, in the absence of readily available market quotations, or for securities that trade infrequently or are thinly traded, the Manager may experience difficulty in assigning an accurate daily value to these investments. As a result, the Manager may be required to fair value the investments pursuant to procedures adopted by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an investment’s fair value in accordance with the Funds’ valuation procedures will in fact approximate the price at which a Fund could sell that investment at that time or that data obtained from third parties believed to be

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reliable will be accurate. As a result, investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. A Fund that holds a significant percentage of fair valued securities may be particularly susceptible to the risks associated with fair valuation. For additional information about fair valuation determinations, see “Determination of Net Asset Value.” The Funds’ shareholder reports will contain information about the Funds’ holdings that are fair valued, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for more detailed information.

Management Risk. The Funds are subject to management risk because they are actively managed investment portfolios. In making investment decisions for a Fund, the Manager or Subadviser (as applicable) or each individual portfolio manager will apply investment techniques, judgment and risk analyses about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund. However, there can be no guarantee that these will produce the desired results and, as a result, a Fund may fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may negatively affect the investment techniques available to the Manager or Subadviser (as applicable) and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. Each Fund may engage in active and frequent trading of portfolio securities. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund’s performance.

Market Risk. The market value of the Fund’s investments may go up or down sharply and unpredictably in response to the prospects of individual companies, particular sectors or industries, or governments and/or general economic conditions throughout the world. The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. During a general downturn in the securities or other markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other investments in which a Fund invests, and it may be difficult to the Manager or Subadviser (as applicable) to identify favorable investment opportunities. These market events may continue for prolonged periods, particularly if they are unprecedented, unforeseen or widespread events or conditions. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

In addition, events in the financial markets and economy may cause volatility and uncertainty and adversely affect Fund performance. For example, a decline in the value and liquidity of securities held by a Fund, (including traditionally liquid securities), unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses may adversely affect a Fund. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, causing the Fund to modify its existing investment strategies or techniques.

In general, the securities or other instruments in which the Manager or Subadviser (as applicable) believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect a Fund.

Master Limited Partnerships Risk. Master Limited Partnerships (“MLPs”) generally are limited partnerships or limited liability companies and typically are taxable as partnerships. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These investments also entail risks related to fluctuations in the energy sector, including energy price volatility and decreases in supply of or demand for energy commodities, as well as unique tax consequences resulting from the partnership structure and various other risks, including limited control and voting rights and potential conflicts of interest. In addition, MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times. As a result, a Fund may not be able to sell interests in MLPs when it would be most advantageous to the Fund, which may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are

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generally considered to be sensitive to interest rates and may not provide attractive returns during periods of interest rate volatility. Additionally, investments in MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, except with respect to extraordinary transactions; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of a Fund’s investment in the MLP and lower income to the Fund.

MLPs also may expose a Fund to the risks associated with investments in energy companies, including fluctuations in the prices of energy commodities, the highly cyclical nature of the energy sector, a sustained decline in demand for energy commodities, extreme weather conditions, and construction risk, development risk, acquisition risk or other risks arising from their strategies to expand operations. In addition, technology development efforts by energy companies may not result in viable methods or products.

Mid-Capitalization Company Risk. Mid-capitalization companies may be riskier, subject to greater price volatility risk and wider price fluctuations and more vulnerable to economic, market, and industry changes than large-capitalization companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity, and more speculative prospects for future growth, sustained earnings, or market share than large-capitalization companies, and therefore may be more sensitive to economic, market, and industry changes. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. As a result, their performance can be more volatile and they face greater risk of business failure. Securities of mid-capitalization companies may trade less frequently and in lower volumes than securities of large-capitalization companies, thereby making it difficult to sell a mid-capitalization position at an acceptable time and price. In addition, mid-capitalization companies typically reinvest a high proportion of their earnings in their business and, thus, they may not pay dividends for some time.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities represent interests in “pools” of mortgages or other assets, such as consumer loans. Investments in asset-backed securities may be subject to many of the same risks that are applicable to investments in securities generally, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk, regulatory risk and liquidity and valuation risk. Investments in asset-backed securities, including mortgage-backed securities, entail additional risks relating to the underlying pools of assets, including credit risk (particularly mortgage-backed securities not subject to a government guarantee), default risk and prepayment risk of the underlying pool or individual assets represented in the pool as well as risks associated with servicing of those assets. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved.

Asset-backed securities are issued by legal entities that are sponsored by commercial banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors.

With respect to a mortgage loan backing mortgage-backed securities, when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity

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profile. In addition to prepayments, the underlying assets owned by an asset-backed securities issuer are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect a Fund’s investment in the asset-backed securities. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed and other asset-backed securities, making them more sensitive to changes in interest rates. The risk of default on mortgage-backed securities increases when the securities expose a Fund to subprime loans and mortgages, and these securities may be particularly susceptible to adverse events in the housing market. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.

Additional risks relating to investments in asset-backed securities may arise because of the type of asset-backed securities in which a Fund invests, defined by the assets collateralizing the asset-backed securities. For example, mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect a Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, a Fund’s investments in these securities may be subject to heightened interest rate risk. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. In addition, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities.

Asset-backed securities present credit risks that are unique from mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, certain asset-backed securities have only a subordinated claim or security interest in collateral. In the event that the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may be unavailable to support payments on the securities, thereby causing the Fund to suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations.

Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to a Fund and the Fund’s investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) or foreign regulatory developments could materially impact the value of the Fund’s assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.

A mortgage dollar roll transaction involves a sale by a Fund of a mortgage-backed security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to the securities initially sold by the Fund to the counterparty. These transactions are typically used for short term financing. The transactions involve the risk that the market price of mortgage-backed securities in a mortgage dollar roll transaction decline below the agreed-upon future repurchase price. Conversely, the market value of the securities subject to a Fund’s forward sale commitment may increase above the exercise price of the forward commitment. Dollar rolls (and when-issued, delayed delivery and to-be-announced transactions) are speculative techniques that may result in leverage and increased volatility. These transactions may also increase risk associated with volatility and losses and are subject to counterparty risk. In addition, investment in mortgage dollar rolls may significantly increase the Fund’s portfolio turnover rate.

When a Fund purchases a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. The market value of a security issued on a when-issued or delayed-delivery basis may decline before the delivery date, which may adversely impact the Fund. There is also the risk that a party fails to deliver the security on time or at all or otherwise perform its obligations with respect to the transaction, which could cause the Fund to miss a favorable price or yield opportunity. As with mortgage dollar roll transactions, when a Fund has sold a security on a when-issued or delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security and is

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not entitled to receive interest or principal payments on the security sold. Additionally, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

To-be-announced securities are commitments to purchase mortgage-backed securities for a fixed price at a future date where, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Similar to securities purchased on a when-issued or delayed-delivery basis, to-be-announced securities involve the risks that the counterparty may not deliver the security as promised or that the value of the security may decline prior to when the Fund receives the security. A Fund will lose money if the value of the to-be-announced security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

Municipal Obligations Risk. A Fund could lose money if an issuer, including a governmental issuer, is unable or unwilling, or is perceived (by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the financial condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

To the extent that a Fund invests in municipal securities from a given state or geographic region, the Fund could be affected by local, state and regional factors. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole.

Municipal securities also trade rarely and their valuations may be based on assumptions or unobservable inputs. They can be difficult to liquidate quickly and transaction prices in stressed environments may ultimately be less than their valuations, which will hurt a Fund’s performance.

New/Small Fund Risk. Certain Funds have limited or no operating history. There can be no assurance that a Fund will grow to or maintain a viable size sufficient to achieve investment and trading efficiencies and fully implement its investment strategy. As a result, a Fund’s performance may be particularly sensitive to individual investments and more volatile than would be expected once a Fund attains a viable size and fully implements its investment strategy. In addition, a Fund’s performance may not represent how the Fund is expected to or may perform in the long-term. In the event that a Fund is liquidated, the expenses and timing of such liquidation may be unfavorable to some shareholders.

Non-Diversification Risk. Guardian Global Utilities VIP Fund is classified as a “non-diversified company” under the 1940 Act and, thus, may invest a greater portion of its assets in a limited number of issuers or a single issuer than a fund that is diversified. A non-diversified fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of an issuer may cause greater fluctuation or loss in the value of a non-diversified fund’s shares. Some of those issuers also may present substantial credit or other risks. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund.

Other Investment Companies Risk. A Fund may invest in investment companies (such as mutual funds, closed-end funds and ETFs) for, among other reasons, obtaining exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. A Fund may invest in investment companies advised by the Manager or a Subadviser (or their affiliates). The Fund and its shareholders will incur a pro rata share of the expenses of the investment companies in which the Fund invests, such as investment advisory and other management expenses, and the operating expenses of these investment companies. In addition, the Fund will be subject to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or some or all of the portfolio could become illiquid. The investment companies or other investment vehicles in

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which the Fund invests may be owned by a small number of shareholders or one or more large shareholders and thus also would be subject to the risk of large and rapid shareholder redemptions, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund. Shares of investment companies that trade on an exchange may trade at a discount or premium from their net asset value.

An underlying investment company may buy the same securities that another underlying investment company sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment companies may hold common portfolio positions, thereby reducing the benefits of portfolio diversification. The underlying investment companies may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly. The performance of those underlying investment companies, in turn, depends upon the performance of the securities in which they invest.

An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF may be subject to additional risks, including: the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares; the listing exchange may halt trading of the ETF’s shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Quantitative Model Risk. A quantitative model used by a Subadviser may perform differently from the market as a whole or may fail to produce the desired results for many reasons, including the model may prove to be incorrect or incomplete or the Subadviser may place weights on factors that are out of favor. If incorrect or outdated data is entered into a model or if a model has unrecognized biases, the investments selected based on the model may adversely affect a Fund. To address these issues, a Subadviser will periodically evaluate the model, and its underlying data and assumptions, and may modify or update the model or underlying data from time to time to account for changing market, financial or economic conditions or for other related reasons. In addition, to the extent that the Subadviser believes that certain events or conditions may not be quantifiable by the model, the Fund’s performance will reflect, in part, the Subadviser’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data. There is no guarantee that a Subadviser or portfolio manager will use any specific data or type of data in making trading decisions, and the Subadviser or Portfolio manager will use its discretion to determine the type of data to gather with respect to an investment strategy and to account for in its model. In addition, a Subadviser or portfolio manager may use the quantitative model to varying degrees in making particular investment decisions. In addition, any algorithms used by the Manager or a Subadviser in connection with managing a Fund may not produce the intended result or function as intended, which may result in, among other things, operational complications or other adverse effects.

Sector Risk. The performance of a Fund that focuses its investments or exposure in a particular sector (which is broader than an industry), will be more sensitive to developments or price movements affecting issuers in that sector than a more broadly invested fund. Individual sectors may rise and fall more than the broader market. The prices of securities of issuers in a particular sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that sector more than others. In addition, issuers within a sector may all react in a similar manner to economic, political, regulatory or other events. For more information on a Fund’s sector holdings, please refer to its annual report or semi-annual report, when available.

Senior Loans Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The secondary market for loans is limited and, thus, a Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition to limited liquidity, infrequent trading results in limited transparency for pricing purposes and wide bid/ask spreads. As a result, a Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income investments of similar credit quality and/or maturity.

Investments or transactions in loans often are subject to long settlement periods (often longer than seven days), which may limit the Fund’s ability to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, a Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, or taking other measures to raise cash to meet redemption obligations or pursue other investment opportunities. These other measures may result in increased costs to the Fund and may not always be adequate.

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Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. In addition, the collateral may be difficult to liquidate, decline in value, or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan. A loan may not be fully collateralized (and may be uncollateralized), which may increase the risk associated with the investment. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund, as legal action may have to go through the issuer of the participations. Investments in loans without contractual restrictive covenants are particularly susceptible to the risks associated with these investments. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Investments in loans are subject to the risk that a court may subordinate a Fund’s interest to other creditors or take other actions detrimental to the Fund, including limiting the remedies or collateral available to the Fund under bankruptcy or insolvency laws. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Bankruptcy or other court proceedings may delay, limit or negate a Fund’s ability to collect payments on its loan investments or otherwise adversely affect a Fund’s rights in collateral relating to the loan and a Fund may need to retain legal counsel to help in seeking to enforce its rights. In addition, if a Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.

Investments in loans typically are in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. A Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest as a result of adverse developments relating to the lead lender of a lending syndicate. In addition, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, a Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Loans in which a Fund invests may be subject to certain restrictions on resale or assignment.

A loan may also be in the form of a bridge loan, which is designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

To the extent the Manager or Subadviser (as applicable) or portfolio manager possess material non-public information about an issuer as a result of a Fund’s investment in loans, the Fund may be unable to purchase or sell securities or other investments issued by the borrower at an advantageous time or price. As a result, the Fund may be adversely affected. In addition, loans and other similar investments may not be considered “securities” and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and/or direct claims.

Small-Capitalization Company Risk. Securities of small-capitalization companies may be more speculative, riskier, more susceptible to liquidity and valuation risk and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies. Small-capitalization companies may have fewer financial resources, limited product lines and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key personnel, and may underperform other segments of the equity market or the equity market as a whole. A Subadviser or portfolio manager may experience difficulty obtaining reliable information on small-capitalization companies because they tend to be less well known, often do not have significant ownership by large investors and typically are followed by relatively few securities analysts. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for

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future growth or sustained earnings or market share than mid-or large-capitalization companies. In addition, a small-capitalization company may be more susceptible to the underperformance of the sector in which it belongs and less capable of withstanding adverse financial or other events affecting the company. It may be difficult or impossible to sell securities of small-capitalization companies at a favorable time and price because of the potentially greater spreads between their bid and ask prices. These securities often trade in over-the-counter markets or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies. The price of these securities may also be particularly volatile.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline in value as a result of default or other adverse credit event attributable to a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner or at all, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or pay interest when due may result in the cancellation of third party commitments to lend funds to or otherwise financially support the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. The risk of loss to a Fund in the event of a sovereign debt default or other adverse credit event is heightened by the potential lack of any formal recourse to enforce its rights as a holder of the sovereign debt and the Fund may need to pursue a claim in the courts of the defaulting party. Furthermore, restructurings of sovereign debt may result in a loss in value of the Fund’s sovereign debt holdings. Periods of economic and political uncertainty in a country or region may cause reduced liquidity in sovereign debt of the issuer or issuers in the region and may result in increased price volatility for the sovereign debt. Sovereign debt risk is increased for emerging market issuers.

Special Situations Risk. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks because of the degree of uncertainty that can be associated with such events. These risks may include the risk that the transaction may not be completed on the terms or time frame contemplated (if at all), the market may react differently than expected, it may be difficult to obtain information on the financial condition of such companies, the issuer’s management may be addressing a type of situation with which it has little experience, and the market prices of such securities may be subject to significant volatility and reduced liquidity. Securities issued in initial public offerings may be issued by companies that are in the early stages of development, have a history of little or no revenues, and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investments in the securities and debt of distressed issuers or issuers in default involves greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. Such investments are highly speculative with respect to the issuer’s ability to make interest and/or principal payments. Investing in special situations may have a magnified effect on the performance of a Fund with a small amount of assets.

U.S. Government Securities Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Although U.S. Treasury obligations and securities issued by the Government National Mortgage Association (“Ginnie Mae”) are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by government-sponsored enterprises, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks, that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. These securities, therefore, are riskier than those that are insured or guaranteed by the U.S. Treasury. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current

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resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have, or be able to access, the funds necessary to meet their payment obligations in the future.

Utilities Risk. Securities of utilities companies may be significantly affected by government regulation or deregulation, interest rate changes, financing difficulties or costs and legal challenges, and supply and demand fluctuations. Other factors may adversely affect the value of securities issued by these companies, including market competitiveness, technological developments, natural resources and other conservation programs, and changes in commodity prices. Issuers in the utilities group of industries may also be affected by increased fuel and other operating costs, rising costs of financing construction and other business operations, increased costs and delays as a result of environmental, safety and other regulations, difficulty in obtaining approval of rate increases, the potential impact of natural and man-made disaster, and technical innovations that may render existing plants, equipment, or products obsolete. The value of these securities may be particularly volatile. The performance of a Fund that invests heavily in the utilities group of industries will be closely tied to the performance of utilities companies and, thus, can be more volatile than the performance of a more broadly invested fund.

Warrants Risk. Warrants are rights to purchase equity securities at specific prices valid for specific periods of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is subject to the risks associated with the underlying securities, including market risk. A warrant ceases to have value if not exercised prior to its expiration date. If the price of the underlying security does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Warrant holders do not receive dividends or have voting or credit rights and are subject to the risk that the counterparty fails to honor its obligations.

The SAI describes in more detail certain of the principal risks and investment practices of the Funds and also describes other risks and practices applicable to the Funds.

Additional risks of and information regarding the Funds

In addition to the principal investments and risks described above, the Funds may also be subject to the following non-principal risks or invest or engage in the following:

Cyber Security and Operational Risk. The Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures and services on which the Funds or their service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Funds’ or their service providers’ operations. A cyber incident could adversely impact a Fund, its service providers or its beneficial shareholders by, among other things, interfering with the processing of transactions or other operational functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting a Fund to fines, penalties or financial losses. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or other transactions may be adversely affected, including over a potentially extended period.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in investments that are considered illiquid. Under current Commission guidelines, a portfolio security or other asset is considered illiquid if it cannot be sold or disposed of (rather than settled) in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Illiquid securities are subject to liquidity and valuation risk. A Fund may be unable to sell illiquid investments at an advantageous time or price. Certain securities are generally treated as illiquid (such as securities issued pursuant to Rule 144A under the Securities Act of 1933), but may be deemed liquid in accordance with the applicable Fund procedures, as further described in the SAI.

Geographic Focus Risk—Asia and Europe. To the extent a Fund focuses its investments in Asia or Europe, the Fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Asia or Europe. Although certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the Euro and recessions in European Union economies. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries

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and increased unemployment levels. Economic uncertainty may have an adverse effect on the value of the Fund’s investments. Additionally, a Fund’s investments in the United Kingdom subject the Fund to additional risks. For example, the United Kingdom is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries. In addition, in a June 2016 referendum, citizens of the United Kingdom voted to leave the European Union, which may have a negative impact on the economy and currency of the United Kingdom, including increased volatility and illiquidity and potentially lower economic growth.

Legal and Regulatory Risk. U.S. and foreign regulators and governmental agencies may implement additional regulations and legislatures may pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applicable to a Fund’s operations. These may substantially and adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders. Neither the Manager nor the Subadvisers can accurately predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective. A Fund’s activities may be limited or restricted because of laws and regulations applicable to the Fund, the Manager or the Subadviser to the Fund, if any.

Market Capitalization Risk. To the extent a Fund may invest in companies of any market capitalization, the Fund will be subject to the risks associated with the applicable market capitalization. At times, companies of any particular market capitalizations may be out of favor with investors or the broader financial market. When a Fund focuses its investments in a particular market capitalization, the Fund will be more susceptible to the risks associated with that market capitalization. Generally, the prices of securities of small- and mid-capitalization companies are less stable than the prices of securities of large-capitalization companies and may present greater risks. Compared to large-capitalization companies, small- and mid- capitalization companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid- capitalization companies often are more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns. However, large-capitalization companies as a group may fall out of favor with the market, causing the Fund to underperform funds that focus on smaller companies, and large-capitalization companies may be less responsive to changes and opportunities than small- and mid-capitalization companies.

Portfolio Turnover Risk. Portfolio turnover is not a principal consideration in investment decisions for the Funds, and the Funds are not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth under “Fees and Expenses” but do have the effect of reducing a Fund’s investment return.

Redemption Risk. The Funds are offered as investment options to certain variable annuity and variable life insurance contracts. These insurance companies or separate accounts may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. As a result, the Funds are subject to the risk that any of these large investors may redeem a significant percentage of their shares at any time. A Fund could experience losses when selling portfolio investments to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the investments sold, or when the investments to be sold are illiquid. In addition, a Fund can incur high turnover, brokerage costs, lose money or hold a less liquid portfolio after selling more liquid investments to raise cash. A Fund may also experience increased expenses as a result of the selling investments to meet significant redemptions, both of which could negatively impact performance.

Sector Focus Risk—Information Technology and Financials. To the extent that a Fund invests significantly in securities of companies in the Information Technology Sector, the Fund will be particularly susceptible to the risks associated with this sector, including competition, consumer preferences, product compatibility, high cost of research and development of new products, issues with obtaining financing or regulatory approvals and excessive investor optimism or pessimism. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Company earnings disappointments can result in sharp stock price declines. A Fund may be adversely affected by events or developments negatively impacting the sector or issuers within the sector. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Stocks of information technology companies may be very volatile.

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To the extent that a Fund invests significantly in securities of companies in the Financials Sector, the Fund will be particularly susceptible to the risks associated with this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies, including banks, to incur losses. If a Fund focuses its investments in banks or bank-related companies, the Fund will be sensitive to adverse developments in the banking industry (domestic or foreign). Banks can be particularly susceptible to, among other things, adverse legislative, regulatory and monetary policy changes, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and developments in the real estate market.

Temporary Defensive Positions. From time to time, the Manager or Subadviser to a Fund may judge that market conditions make pursuing the Fund’s investment strategy inconsistent with the best interests of the Fund. At such times, the Manager or Subadviser may (but will not necessarily), without notice, take temporary positions (partially or extensively) or use alternative strategies that are inconsistent with the Fund’s principal investment strategies. Temporary investments or alternative strategies may be taken to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions, or to restructure a Fund’s strategies or in connection with the commencement of a Fund’s operations. For example, the Fund may invest some or all of its assets in cash or cash equivalents, fixed-income securities, government bonds, money market investments, repurchase agreements or securities of other investment companies, including money market funds, and in other investments that the Manager or such Subadviser believes to be consistent with the Fund’s best interests. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market. There can be no assurance that temporary investments will be successful in avoiding losses for a Fund. A Fund may take such investment positions for as long a period as deemed necessary by the Manager and/or the applicable Subadviser.

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Management of the Funds

Manager

Park Avenue Institutional Advisers LLC, a Delaware limited liability company organized in 2015 (the “Manager”), serves as the investment manager of each Fund. The Manager is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Guardian Investor Services LLC, a Delaware limited liability company (“GIS”), which is a wholly-owned subsidiary of The Guardian Life Insurance Company of America, a New York insurance company (“Guardian Life”). The Manager serves as the adviser or subadviser to certain open-end management investment companies registered under the 1940 Act and provides investment advisory services to other clients. GIS and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment subadviser for registered investment companies from 1968 to 2015. The Manager’s principal office is located at 7 Hanover Square, New York, NY 10004. As of February 28, 2018, the Manager managed approximately $1.9 billion in assets.

The Manager has delegated responsibility for the day-to-day investment management of certain of the Funds to the Subadvisers, subject to the oversight and supervision of the Manager. The Manager is responsible for, among other overall management services, overseeing the provision of management services for the Funds and assisting in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds as set forth in the management agreement, including custodial, transfer agency, accounting, auditing, compliance and certain related services. In addition, the Manager is responsible for overseeing and monitoring the nature and quality of services provided by the Subadvisers, including the Funds’ investment performance and the Subadvisers’ execution of the Funds’ investment strategies. In its oversight and monitoring role, the Manager also evaluates the Subadvisers’ investment processes, adherence to investment styles, strategies and techniques and other factors that the Manager deems relevant to its oversight and monitoring. The Manager conducts periodic due diligence of the Subadvisers and performs a variety of compliance monitoring functions with respect to the Funds.

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisers to the Funds. The Manager and the Trust have received an exemptive order (the “Order”) from the Securities and Exchange Commission to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisers and subadvisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to subadvisory fees. The Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadviser.

As of the date of this Prospectus, the following Funds may rely on the Order: Guardian Integrated Research VIP Fund; Guardian Small Cap Core VIP Fund; Guardian Global Utilities VIP Fund; Guardian Multi-Sector Bond VIP Fund; Guardian Total Return Bond VIP Fund; and Guardian U.S. Government Securities VIP Fund. Please refer to the SAI for more information regarding the Order.

A discussion regarding the basis of the Board’s approval of the management agreement between the Trust, on behalf of the Funds, and the Manager and the subadvisory agreements between the Manager, on behalf of certain Funds, and each Subadviser is available in each Fund’s annual report to shareholders for the year ended December 31, 2017 and/or its next shareholder report.

Subadvisers

Under the supervision of the Manager, the Subadvisers listed below are responsible for: making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for all the funds they oversee. Each Subadviser has extensive experience managing the assets of registered open-end management investment companies.

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Guardian Large Cap Fundamental Growth VIP Fund and Guardian Small Cap Core VIP Fund

ClearBridge Investments LLC (“ClearBridge”) is located at 620 Eighth Ave, 48th Floor, New York, NY 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge, which is wholly-owned by Legg Mason, Inc. was established in 2005. As of December 31, 2017, ClearBridge’s total assets under management (including assets under management for ClearBridge, LLC, an affiliate of ClearBridge) were approximately $137.0 billion. This includes $16.8 billion for which ClearBridge provides non-discretionary investment models to manage account sponsors.

Guardian Large Cap Disciplined Growth VIP Fund and Guardian Global Utilities VIP Fund

Wellington Management Company LLP (“Wellington”) is a Delaware limited liability partnership with its principal office at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1,080 billion in assets.

Guardian Integrated Research VIP Fund

Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”) is located at 111 Huntington Avenue, Boston, Massachusetts, 02199. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. As of December 31, 2017, MFS managed approximately $491 billion in assets.

Guardian Diversified Research VIP Fund

Putnam Investment Management, LLC (“Putnam”) is located at One Post Office Square, Boston, MA 02109. Putnam has managed mutual funds since 1937. As of December 31, 2017, Putnam managed approximately $171 billion in assets.

Guardian Large Cap Disciplined Value VIP Fund

Boston Partners Global Investors, Inc. (“Boston Partners”) is located at 909 Third Avenue, 32nd Floor, New York, NY 10022. Boston Partners was established in 1995. Boston Partners is an indirect wholly-owned subsidiary of ORIX Corporation. As of December 31, 2017, Boston Partners managed approximately $99 billion in assets.

Guardian Growth & Income VIP Fund

AllianceBernstein L.P. (“AllianceBernstein”) is located at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein was established in 1971. AllianceBernstein has managed retirement assets for public and private employee benefit plans, public employee retirement funds, investment companies, foundations, endowments, banks and insurance companies worldwide. As of December 31, 2017, AllianceBernstein managed approximately $554 billion in assets.

Guardian Mid Cap Traditional Growth VIP Fund

Janus Capital Management LLC (“Janus”) is located at 151 Detroit Street, Denver, CO 80206. Janus, an indirect subsidiary of Janus Henderson Group plc was established as an investment adviser in 1969 and serves as investment adviser and subadviser for a number of mutual funds and provides separate account advisory services. As of December 31, 2017, Janus Henderson Group plc managed approximately $370.8 billion in assets.

Guardian Mid Cap Relative Value VIP Fund

Wells Capital Management Incorporated (“WellsCap”) is located at 525 Market Street, San Francisco, CA 94105. WellsCap was incorporated in 1981 as First Interstate Investment Services, registered with the SEC in 1984, and was established as WellsCap in 1996. WellsCap is a registered investment adviser that provides investment management services for registered mutual funds, closed-end funds and other funds and accounts. As of December 31, 2017, WellsCap managed approximately $390 billion in assets.

Guardian International Growth VIP Fund

J.P. Morgan Investment Management Inc. (“JPMIM”) is located at 270 Park Avenue, New York, NY 10017. JPMIM, an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co. was established in 1984. As of December 31, 2017, JPMIM and its affiliates managed approximately $1.78 trillion in assets.

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Guardian International Value VIP Fund

Lazard Asset Management LLC (“Lazard”) is located at 30 Rockefeller Plaza, New York, New York 10112. Lazard, a wholly-owned subsidiary of Lazard Freres & Co. LLC, was established as an investment adviser in 1970. Lazard and its global affiliates provide investment management services to institutional and individual client discretionary accounts. As of December 31, 2017, Lazard managed approximately $222.4 billion in assets.

Guardian Core Plus Fixed Income VIP Fund

Lord, Abbett & Co. LLC (“Lord Abbett”) is located at 90 Hudson Street, Jersey City, NJ 07302. Lord Abbett was established in 1929. Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages assets across a full range of mutual funds, institutional accounts and separately managed accounts. As of December 31, 2017, Lord Abbett managed approximately $157.7 billion in assets, including $1.6 billion for which it provides investment models to managed account sponsors.

Portfolio Managers

Below are biographies of the persons who are primarily responsible for the day-to-day management of the Funds.

Guardian Large Cap Fundamental Growth VIP Fund

Margaret B. Vitrano

Managing Director and Portfolio Manager of ClearBridge

Ms. Vitrano is a Managing Director and Portfolio Manager of ClearBridge and has 22 years of investment industry experience. Previously, she was a Senior Research Analyst for Information Technology and Communications at ClearBridge from 2007 to 2012. Ms. Vitrano joined the subadvisor or its predecessor in 1997. Previously, she was a Director of CGMI and a research analyst at Citigroup.

Peter Bourbeau

Managing Director and Portfolio Manager of ClearBridge

Mr. Bourbeau is a Managing Director and Portfolio Manager of ClearBridge and has 27 years of investment industry experience. He joined the subadviser or its predecessor in 1991. Previously, Mr. Bourbeau was a Director of Citigroup Global Markets Inc. (“CGMI”) and served as a Portfolio Manager at Smith Barney Asset Management (“SBAM”).

Guardian Large Cap Disciplined Growth VIP Fund

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager of Wellington

Mr. Chally is a Senior Managing Director and Equity Portfolio Manager at Wellington Management Company LLP. He joined Wellington in 1994. He leads the disciplined equity team within global equity portfolio management, managing a number of strategies across the market capitalization spectrum. Previously, Mr. Chally worked at Gas Authority of India Limited from 1989 to 1992. He has extensive experience in portfolio risk management, development of derivative strategies, quantitative research, and other professional experience. Mr. Chally holds the Chartered Financial Analyst designation. He received an M.B.A. degree from Northeastern University in 1994 and a Bachelor of Technology in Mechanical Engineering from the Indian Institute of Technology in 1989.

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst of Wellington

As an equity research analyst in Global Equity Portfolio Management on the Disciplined Equity Team, Mr. McLane conducts fundamental analysis on global equity investments, focusing on the consumer, industrials, and materials sectors. His research supports the investment decision making for a range of portfolios managed for clients of Wellington. Prior to joining Wellington in 2011, Mr. McLane worked as a portfolio manager at Samlyn Capital (2009-2011) and an analyst at Sirios Capital Management (2003-2009). Before earning his MBA, he held a variety of positions at Kozmo.com (1999-2001) and The Carson Group (1996-1999). Mr. McLane earned his M.B.A from the Kellogg School of Management at Northwestern University (2003) and his B.A. in history from Princeton University (1996). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

David A. Siegle, CFA

Managing Director and Equity Research Analyst of Wellington

As an equity research analyst in Global Equity Portfolio Management on the Disciplined Equity Team, Mr. Siegle conducts fundamental analysis on US equity investments, focusing on the health care, information technology, and

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industrials sectors. His research supports the investment decision making for a range of portfolios managed for clients of Wellington. Prior to joining the Disciplined Equity Team in 2008, Mr. Siegle worked as an equity research analyst on the Global and International Growth Team (2007-2008). Before that, he worked as an analyst in the Quantitative Investment Group (2003-2007) and as a client service analyst in the Global Relationship Management Group (2001-2003). Mr. Siegle earned his B.A. in history from Amherst College (2001). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Guardian Integrated Research VIP Fund

Matt Krummell, CFA

Lead Portfolio Manager and Investment Officer of MFS

Mr. Krummell is currently the Lead Portfolio Manager and an Investment Officer of MFS. Mr. Krummell joined MFS in 2001, and has previously served as a Quantitative Equity Research Analyst. Mr. Krummell has also served as an Analyst and Portfolio Manager at Pioneer Investments, an Assistant Vice President at Putnam Investments, and an Associate at Mellon Capital Management. He is a member of the CFA Institute and the Boston Security Analysts Society. He holds the Chartered Financial Analyst designation. Mr. Krummell earned a Bachelor’s degree from the University of California and a Master of Business Administration degree from the University of Chicago.

Jim Fallon

Portfolio Manager and Investment Officer of MFS

Mr. Fallon is currently a Portfolio Manager and an Investment Officer of MFS. Mr. Fallon joined MFS in 1999 and has previously served as an Equity Quantitative Research Analyst. Mr. Fallon has also served as Mutual Fund Custody Accountant at Investors Bank & Trust and as a Financial Analyst at Bardon Trimount. He is a member of the Boston Security Analysts Society. Mr. Fallon earned a Bachelor’s degree from the University of New Hampshire and an M.B.A. from Boston University.

Jonathan Sage, CFA

Portfolio Manager and Investment Officer of MFS

Mr. Sage is currently a Portfolio Manager and an Investment Officer of MFS. Mr. Sage joined MFS in 2000, and has previously served as a Quantitative Equity Research Analyst. Mr. Sage has also previously served as a Supervisor of Portfolio Administration at Santander Global Advisors, Inc. and also a Senior Mutual Fund Accountant at First Data Investor Services Group. He is a member of the CFA Institute and The Boston Security Analysts Society. Mr. Sage holds the Chartered Financial Analyst designation. Mr. Sage earned a Masters of Business Administration and a Masters of Finance from Boston College and a B.A. in Social Psychology from Tufts University in 1995.

Jed Stocks, CFA

Portfolio Manager and Investment Officer of MFS

Mr. Stocks is currently a Portfolio Manager and an Investment Officer of MFS. During his career at MFS, Mr. Stocks has served as a Quantitative Research Analyst and a Quantitative Risk Manager from September 2005- September 2015, a Quantitative Research Associate from July 2002- September 2005, a Teleservices Representative from September 2001- July 2002. Mr. Stocks holds the Chartered Financial Analyst designation. Mr. Stocks earned a B.S. in Business and Economics from Lehigh University in 1998.

Guardian Diversified Research VIP Fund

Aaron Cooper

Chief Investment Officer, Equities and Portfolio Manager of Putnam

Since 2016, Mr. Cooper has been the Chief Investment Officer, Equities at Putnam. From 2011-2016, Mr. Cooper was the Director of Global Equity Research at Putnam.

Samuel Cox

Co-Director of Equity Research and Portfolio Manager of Putnam

Since 2016. Mr. Cox has been the Co-Director of Equity Research at Putnam. From 2014-2016 Mr. Cox was an Analyst at Putnam. From 2010-2014, Mr. Cox was an Analyst at Putnam.

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Kathryn Lakin

Co-Director of Equity Research and Portfolio Manager of Putnam

Since 2016, Ms. Lakin has been the Co-Director of Equity Research at Putnam. From 2012-2016 Ms. Lakin was the Assistant Director of Global Equity Research at Putnam.

Guardian Small Cap Core VIP Fund

Albert Grosman

Managing Director, Portfolio Manager

Mr. Grosman is a Managing Director and a Portfolio Manager of ClearBridge and has 24 years of industry experience. Mr. Grosman joined the manager in 2007. Her was formerly an Equity analyst specializing in small and mid-cap companies with Long Trail Investment Management, Phinity Capital, Cyllenius/BlackRock and Fidelity Management and Research.

Brian Lund, CFA

Managing Director, Portfolio Manager

Mr. Lund is a Managing Director and a Portfolio Manager of ClearBridge and has 17 years of industry experience. Mr. Lund joined the manager in 2004. He was formerly an Equity Analyst at Morningstar, Inc. covering gaming, lodging and leisure firms, and a Mutual Fund Analyst. Mr. Lund was a Writer/Analyst at the Motley Fool, an online investment service, from 2000-2001.

Guardian Large Cap Disciplined Value VIP Fund

Mark E. Donovan, CFA

Co-Portfolio Manager of Boston Partners

Mr. Donovan is Co-Chief Executive Officer of Boston Partners and lead portfolio manager for Boston Partners Large Cap Value portfolios. He is responsible for strategic and tactical operating decisions affecting the firm. He was one of the founding partners of Boston Partners Asset Management in 1995. He joined the firm from The Boston Company where he was Senior Vice President and equity portfolio manager. He also spent five years as a consulting associate with Kaplan, Smith & Associates, and two years as a securities analyst for Value Line Inc. Mr. Donovan holds a B.S. degree in management from Rensselaer Polytechnic Institute. He holds the Chartered Financial Analyst® designation. He has thirty-six years of investment experience.

David J. Pyle, CFA

Co-Portfolio Manager of Boston Partners

Mr. Pyle is a portfolio manager for Boston Partners Large Cap Value portfolios. Prior to assuming this role, he was a research analyst covering the utility, insurance, leisure & lodging, packaging, publishing, and computer equipment & services sectors. Mr. Pyle joined the firm in 2000 from State Street Research where he was a research analyst and associate portfolio manager in their equity value group. Prior to that, he spent five years with Price Waterhouse. Mr. Pyle holds a B.S. degree in business administration from California State University, Chico, and an M.B.A. degree from the Kenan-Flagler School of Business at the University of North Carolina. Mr. Pyle holds the Chartered Financial Analyst® designation. He has twenty-two years of investment experience.

Guardian Growth & Income VIP Fund

Frank Caruso, CFA

Chief Investment Officer– U.S. Growth Equities of AllianceBernstein

Mr. Caruso is a Senior Vice President and Chief Investment Officer of US Growth Equities, a position he has held since 2012. In this capacity, he oversees three services: US Large Cap Growth, US Core Opportunities and US Growth & Income. Mr. Caruso has been Team Leader of US Growth since 2008 and Team Leader of US Growth & Income since 2004. From 1995 to 2004, he served as a Growth & Income portfolio manager. Mr. Caruso joined the firm in 1993, when it acquired Shields Asset Management, where he had been director of Equities. Previously, he was a managing director and senior member of the Investment Policy Committee at Shearson Lehman Advisors, as well as CIO for Shearson Lehman Asset Management’s Directions and Capital Management businesses. Mr. Caruso was also formerly the lead portfolio manager for Shearson’s family of growth and income mutual funds. He holds a BA in business economics from the State University of New York, Oneonta, and is a member of the New York Society of Security Analysts and the CFA Institute. He is a CFA charterholder.

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John H. Fogarty, CFA

Portfolio Manager– US Growth Equities of AllianceBernstein

John H. Fogarty is a Senior Vice President and Portfolio Manager for US Growth Equities, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Varden Partners. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Fogarty holds a BA in history from Columbia University and is a CFA charterholder. Location: New York

Vinay Thapar, CFA

Portfolio Manager and Senior Research Analyst– US Growth Equities of AllianceBernstein

Vinay Thapar is a Senior Vice President and Portfolio Manager for US Growth Equities. He is also a Senior Research Analyst, responsible for covering global healthcare. Prior to joining the firm in 2011, Thapar spent three years as a senior investment analyst covering global healthcare for two domestic investment funds at American Century Investments. Prior to that, he worked for eight years at Bear Stearns in the Biotech Equity Research Group, most recently as an associate director. Thapar holds a BA in biology from New York University and is a CFA charterholder. Location: New York

Guardian Mid Cap Traditional Growth VIP Fund

Brian Demain, CFA

Portfolio Manager of Janus

Mr. Demain is Portfolio Manager of the Janus Mid Cap Growth, a position he has held since 2007. Mr. Demain joined Janus in July 1999 as an Equity Research Analyst. From July 1999 to October 2007, Mr. Demain served as an Equity Research Analyst, focusing on companies in the media and communications sectors and from 2004 to 2007 he led the Communications Sector Research Team. Mr. Demain received his bachelor’s degree in economics from Princeton University. Mr. Demain holds the Chartered Financial Analyst designation.

Cody Wheaton, CFA

Portfolio Manager of Janus

Mr. Wheaton is a Portfolio Manager of the Janus Mid Cap Growth, a position he has held since July 2016. Mr. Wheaton joined Janus Capital in 2001 as a research analyst. Mr. Wheaton holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst designation.

Guardian Mid Cap Relative Value VIP Fund

James M. Tringas, CFA

Managing Director and Senior Portfolio Manager of WellsCap

Mr. Tringas is a senior portfolio manager and co-team leader for the Special Global Equity team at Wells Capital Management. He has oversight and portfolio management responsibility for the Special U.S. Small Cap Value, Special U.S. Mid Cap Value, Special Global Small Cap, Special International Small Cap, and Special Dividend Focused Equity portfolios. He joined WellsCap from Evergreen Investments, where he began his investment industry career in 1994, which includes serving as a portfolio manager with Wachovia Asset Management Group. Prior to this, he served as a senior consultant in the Personal Financial Group of Ernst & Young. Mr. Tringas earned a bachelor’s degree and a master’s degree in accounting from the University of Florida. He is a member of the Boston Security Analysts Society. Mr. Tringas has earned the right to use the CFA designation.

Bryant H. VanCronkhite, CFA

Managing Director and Senior Portfolio Manager of WellsCap

Mr. VanCronkhite is a senior portfolio manager and co-team leader for the Special Global Equity team at Wells Capital Management. He has oversight and portfolio management responsibility for the Special U.S. Small Cap Value, Special U.S. Mid Cap Value, Special Global Small Cap, Special International Small Cap, and Special Dividend Focused Equity portfolios. Prior to this, he was a senior research analyst on the team, which he joined in 2004 before the

Guardian Variable Products Trust	Prospectus	95

acquisition of Strong Capital Management. Earlier, Mr. VanCronkhite was a mutual fund accountant for Strong. He earned a bachelor’s degree and a master’s degree in professional accountancy from the University of Wisconsin, Whitewater, and is a Certified Public Accountant (CPA). He is a member of the Milwaukee Society of Financial Analysts and the AICPA. Mr. VanCronkhite has earned the right to use the CFA designation.

Guardian Global Utilities VIP Fund

G. Thomas Levering

Senior Managing Director and Global Industry Analyst of Wellington

Mr. Levering is a Senior Managing Director and Global Industry Analyst at Wellington Management Company LLP. He joined Wellington in 2000. Mr. Levering concentrates on global utilities and related energy infrastructure. He conducts fundamental analysis on the companies within this industry group and both manages portfolios and makes buy/sell recommendations to portfolio managers based on his findings and market conditions. He has studied the investment potential of companies in global utilities and energy infrastructure for over 20 years. Prior to joining the firm in 2000, Tom was an associate with McKinsey & Co. (1998-2000). He also worked with The Northbridge Group as an associate and research analyst (1993-1996). In both instances, he served exclusively as a specialist consultant to power and gas sector clients. Tom received his MBA from the University of Pennsylvania (Wharton, 1997) and his AB in economics, cum laude, from Harvard University (1993).

Guardian International Growth VIP Fund

Shane Duffy, CFA

Managing Director of JPMIM

Mr. Duffy is a managing director and portfolio manager in the International Equity Group. Mr. Duffy currently works on EAFE portfolios, in particular International Growth and International Unconstrained. Previously, Mr. Duffy worked as a Global Sector Specialist with responsibility for consumer discretionary stocks. Mr. Duffy joined the team in 1999, holds a MA in History from Cambridge University, and is a CFA charterholder.

Guardian International Value VIP Fund

Michael A. Bennett

Managing Director, Portfolio Manager/Analyst of Lazard

Mr. Bennett is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. He also coordinates the activities of Lazard’s Investment Council. Mr. Bennett began working in the investment field in 1986. Prior to joining Lazard in 1992, Mr. Bennett was with G.E. Investment Corporation, Keith Lippert Associates and became a CPA while at Arthur Andersen. He has an M.B.A. from University of Chicago and a B.S. in Accounting from New York University.

Michael G. Fry

Managing Director, Portfolio Manager/Analyst of Lazard

Mr. Fry is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. He began working in the investment field in 1981. Prior to joining Lazard in 2005, Mr. Fry was Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities with UBS Global Asset Management, and was also previously with Armstrong Jones Fund Management, Schroder Investment Management, and Price Waterhouse in Australia. He has a BE from Flinders University, Australia. He is a member of the Institute of Chartered Accountants in Australia and an associate of the Financial Services Institute of Australasia.

Kevin J. Matthews, CFA

Managing Director, Portfolio Manager/Analyst of Lazard

Mr. Matthews is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. Prior to joining the investment teams, he was a Research Analyst with a background in financials, automotive, aerospace, and capital goods sectors. He began working in the investment field in 2001 when he joined Lazard. Mr. Matthews has a B.A. in Politics and Philosophy from St. Chad’s College, Durham University.

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Michael Powers

Managing Director, Portfolio Manager/Analyst of Lazard

Mr. Powers is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. He began working in the investment field in 1990 when he joined Lazard. He has an M.B.A. from Long Island University and a B.A. from Brown University.

John R. Reinsberg

Deputy Chairman, International and Global Strategies of Lazard

Mr. Reinsberg is Deputy Chairman of Lazard and is responsible for oversight of the firm’s international and global strategies. He is also a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg was Executive Vice President with General Electric Investment Corporation and Trustee of the General Electric Pension Trust. He was also previously with Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. He has an M.B.A. from Columbia University and a B.A. from the University of Pennsylvania. He is a member of the University of Pennsylvania School of Arts and Sciences Board of Overseers, the University of Pennsylvania Huntsman Program Advisory Board, the Board of Directors of the Alliance for Cancer Gene Therapy, a trustee of the NPR Foundation, as well as a member of the Board of Directors of the U.S. Institute (Institutional Investor).

Guardian Core Plus Fixed Income VIP Fund

Robert A. Lee

Partner and Chief Investment Officer of Lord Abbett

Mr. Lee is a Partner and the Chief Investment Officer of Lord Abbett. He joined Lord Abbett in 1997 and has been a member of the team since the Fund’s 2016 inception.

Kewjin Yuoh

Partner and Portfolio Manager of Lord Abbett

Mr. Yuoh is a Partner and Portfolio Manager of Lord Abbett, and is the lead portfolio manager of the Guardian Core Plus Fixed Income VIP Fund. He joined Lord Abbett in 2010 and has been a member of the team since the Fund’s 2016 inception.

Andrew H. O’Brien, CFA

Partner and Portfolio Manager of Lord Abbett

Mr. O’Brien is a Partner and Portfolio Manager of Lord Abbett. He joined Lord Abbett in 1998 and has been a member of the team since the Fund’s 2016 inception.

Steven F. Rocco, CFA

Partner and Director of Taxable Fixed Income of Lord Abbett

Mr. Rocco is a Partner and Director of Taxable Fixed Income of Lord Abbett. He joined Lord Abbett in 2004 and has been a member of the team since the Fund’s 2016 inception.

Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund

Kevin J. Booth, CFA

Co-Portfolio Manager of the Manager

Kevin Booth is a managing director, head of below investment grade strategy, and portfolio manager. Prior to joining Guardian Life in 2009, Kevin was a managing director at BlackRock/Merrill Lynch Investment Managers and co-head of BlackRock’s leveraged finance business. He managed five closed-end and two open-end high yield funds totaling $2 billion. Previously, he co-headed the debt recovery and asset-restructuring effort. Kevin has more than 40 years of investment experience focused primarily on high yield debt and corporate loans. Kevin holds a B.A. in economics from Harpur College, State University of New York, Binghamton, an M.B.A. in finance from New York University and a Chartered Financial Analyst (CFA) designation.

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Robert J. Crimmins

Co-Portfolio Manager of the Manager

Robert J. Crimmins, Jr. is a managing director, portfolio manager and co-head of the investment grade portfolio management group. Prior to joining Guardian Life in 1996, Rob spent four years at MetLife Investment Management Corporation (MIMCO), where he was a fixed income trader and portfolio manager. He also spent six years at MetLife, where his duties included trading corporate bonds, Treasurys and mortgage-backed securities. Rob has more than 25 years of experience in the securities industry. Rob holds a B.A. in finance from St. John’s University and an M.B.A. in finance from Fordham University.

John Gargana

Co-Portfolio Manager of the Manager

John Gargana is a managing director, portfolio manager and co-head of investment grade portfolio management. He joined Guardian Life in 1991 and has been an analyst, trader, and co-head of fixed income trading. He has deep expertise in multiple sectors, most notably structured products. John has nearly 25 years of investment experience. John holds a B.A. in economics from Fairfield University and an M.B.A. with a concentration in finance from Clark University Graduate School of Management.

Paul Jablansky

Co-Portfolio Manager of the Manager

Paul Jablansky is a managing director, head of fixed income strategy, and portfolio manager. Prior to joining Guardian Life in 2014, Paul was head of structured products at Western Asset Management. Prior to that, he held senior roles in structured products at RBS, Banc of America Securities, Citigroup, Salomon Brothers and Goldman Sachs. During his tenure at Banc of America Securities, Paul served as a principal advisor to the House Financial Services Committee and the Senate Banking Committee, and he met with the White House, the Congressional Budget Office, the Federal Reserve and industry groups, including the American Bankers’ Association and the Securities Industry and Financial Markets Association, to help devise solutions to the housing crisis. Paul has more than 30 years of investment experience. Paul has a B.A. in mathematics with a concentration in computer science from Cornell University.

Isaac H. Lowenbraun

Co-Portfolio Manager of the Manager

Isaac H. Lowenbraun is a senior director, structured products. He focuses on commercial mortgage-backed securities (MBS), non-Agency MBS and asset-backed securities (ABS). Before joining Guardian Life in 2008, Isaac was a vice president in fixed income risk management at Morgan Stanley Investment Management. Prior to that, he held quantitative fixed income research and risk management roles at Wilshire Associates, Merrill Lynch, Citigroup YieldBook and Salomon Smith Barney. Isaac has over 20 years of investment industry experience. Isaac holds a B.S. in accounting from Touro College and an M.B.A. in finance from Fordham University.

David Padulo, CFA

Co-Portfolio Manager of the Manager

David Padulo is a managing director, head of the investment grade credit research team and leads the credit strategy group. David is also co-manager of the Guardian Life pension trust bond portfolio. In his role as a credit analyst, he covers the investment grade airlines, cable and media, technology, and telecommunications sectors. Prior to joining Guardian Life in 2008, he worked at Millennium Partners where he was a senior credit analyst responsible for consumer products and retail, as well as having exposure to several other credit areas. Prior to that, he spent 15 years at Bear Stearns, where he held a succession of positions in capital structure and convertible bond arbitrage. David has more than 20 years of investment experience. David holds a B.A. in business administration from Skidmore College and an M.B.A. from Fordham University. He has a Chartered Financial Analyst (CFA) designation and holds the FINRA Series 7 and 63 licenses. He is a member of the CFA Institute, the New York Society of Security Analysts, and the Credit Round Table.

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Demetrios Tsaparas, CFA

Co-Portfolio Manager of the Manager

Demetrios Tsaparas is a senior director, portfolio manager, and sector portfolio manager for rates and structured sectors. He works on a broad range of quantitative investment topics and quantitative analyses He also focuses on global and macro topics. Prior to joining Guardian Life in 2008, Demetrios was second vice president for portfolio management, analytics and consulting at New York Life Investment Management. He was also a trader and analyst at Spartan Capital Management. Demetrios has more than 10 years of investment experience. Demetrios holds a B.A. in mathematics from College of The Holy Cross and an M.B.A. in finance from the Anderson School of Management at UCLA. He has a Chartered Financial Analyst (CFA) designation, and is a member of the CFA Institute and the New York Society of Security Analysts.

Management Fees and Other Expenses

As compensation for its services and its assumption of certain expenses, the Manager is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of each respective Fund’s average daily net assets). The Subadvisers are or will be paid a percentage of each applicable Fund’s average daily net assets by the Manager out of its management fee.

Fund	Management Fee
Guardian Large Cap Fundamental Growth VIP Fund	0.62%
Guardian Large Cap Disciplined Growth VIP Fund	0.62%
Guardian Integrated Research VIP Fund	0.55%
Guardian Diversified Research VIP Fund	0.60%
Guardian Large Cap Disciplined Value VIP Fund	0.65%
Guardian Growth & Income VIP Fund	0.65%
Guardian Mid Cap Traditional Growth VIP Fund	0.80%
Guardian Mid Cap Relative Value VIP Fund	0.72%
Guardian International Growth VIP Fund	0.80%
Guardian International Value VIP Fund	0.80%
Guardian Core Plus Fixed Income VIP Fund	0.45%
Guardian Small Cap Core VIP Fund	0.69%*
Guardian Global Utilities VIP Fund	0.73%*
Guardian Multi-Sector Bond VIP Fund	0.52%*
Guardian Total Return Bond VIP Fund	0.45% on assets up to $300 million; 0.40% on assets over $300 million.*
Guardian U.S. Government Securities VIP Fund	0.47%*

*	Rate reflects contractual management fee to be paid by the Fund.

The Manager has contractually agreed to waive certain fees and/or reimburse certain expenses through April 30, 2019 so that Total Annual Fund Operating Expenses (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) do not exceed the following amounts of average daily net assets of the Funds:

Fund	Expense Limitation
Guardian Large Cap Fundamental Growth VIP Fund	1.01%
Guardian Large Cap Disciplined Growth VIP Fund	0.87%
Guardian Integrated Research VIP Fund	0.96%
Guardian Diversified Research VIP Fund	1.02%
Guardian Large Cap Disciplined Value VIP Fund	0.97%
Guardian Growth & Income VIP Fund	1.01%
Guardian Mid Cap Traditional Growth VIP Fund	1.10%
Guardian Mid Cap Relative Value VIP Fund	1.00%
Guardian International Growth VIP Fund	1.18%
Guardian International Value VIP Fund	0.94%
Guardian Core Plus Fixed Income VIP Fund	0.79%
Guardian Small Cap Core VIP Fund	1.05%
Guardian Global Utilities VIP Fund	1.03%

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Fund	Expense Limitation
Guardian Multi-Sector Bond VIP Fund	1.00%
Guardian Total Return Bond VIP Fund	0.79%
Guardian U.S. Government Securities VIP Fund	0.75%

These expense limitations may not be increased or terminated prior to this time without Board action, may be terminated only upon approval of the Board, and are subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from a Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any (i.e., if the Fund will be able to make the repayment, after accounting for the repayment, without exceeding the expense limitation in effect at the time of the waiver or reimbursement and without exceeding the expense limitation in effect at the time of the recoupment, if any). For purposes of the expense limitations, extraordinary expenses relate to costs associated with events or transactions that are unusual in their nature and infrequent in their occurrence. Please refer to the SAI for more information regarding the expense limitation agreement.

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Fund Policies

How Shares are Priced

Shares in each of the Funds are offered and are redeemed at a price equal to their respective NAV per share.

The Funds calculate the value of their investments (also known as their NAV) at the close of regular trading on the New York Stock Exchange (the “Exchange” or “NYSE”) (generally 4:00 pm Eastern time) every day the Exchange is open. Shares will not be priced on days that the Exchange is closed. The Funds value their portfolio securities for which market quotations are readily available at market value. These securities are valued at the last reported sale price on the principal exchange (e.g., NYSE) or market on which they are traded. If no sales are reported, these securities are valued at the mean between the closing bid and asked prices. Securities listed on NASDAQ will generally be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If the NASDAQ Official Closing Price is not available for a security, that security will typically be valued at the mean between the closing bid and ask prices.

Debt securities for which quoted bid prices are readily available are valued by an approved independent pricing service at the bid price. Debt securities for which quoted bid prices are not available will be valued by an approved independent pricing service at an evaluated bid price. For debt securities not priced by an approved independent pricing service, the securities will be valued at the bid price provided by an independent broker-dealer, or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer, or may be “fair valued” in accordance with the procedures described below.

The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with methodologies and procedures adopted by the Board. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. The Board has adopted valuation procedures establishing methodologies for the valuation of the Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the Manager. Determinations of the Manager are subject to review and ratification, if appropriate, by the Board at its next scheduled meeting after the fair valuations are determined. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Please see the SAI for additional information on how NAV is calculated.

How to Buy and Sell Shares

Purchases and redemptions of Fund shares are made by separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which own the Funds’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to allocate contract or policy value to or out of the Funds’ shares should consult with GIAC. The GIAC separate accounts (the “Separate Accounts”), buy and sell shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. Each Fund sells and redeems shares to and from the Separate Accounts at the NAV next determined after the Separate Account’s purchase or redemption order is accepted by GIAC on behalf of the Fund.

Each Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Fund will make payment within seven days after it receives an order from GIAC. A Fund may refuse to redeem shares or may postpone payment of proceeds during any period when: trading on the NYSE is restricted; the NYSE is closed for other than weekends and holidays; an emergency makes it not reasonably practicable for a Fund to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or as permitted by the Securities and Exchange Commission.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may access a line of credit or overdraft facility or borrow through other sources to meet redemption

Guardian Variable Products Trust	Prospectus	101

requests. Each Fund may also use these redemption methods if it believes, in its discretion, that it is in its best interest and in the best interest its remaining shareholders.

Each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time. See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

Each Fund also reserves the right to involuntarily redeem your shares under certain circumstances, including if you are deemed to have engaged in trading activity that is deemed to be detrimental to the Fund (such as market timing or frequent trading) or potential unlawful or fraudulent activity.

Distribution Plan

Park Avenue Securities LLC (the “Distributor”) serves as the distributor for the shares of each Fund. Fund shares are offered and redeemed at their NAV without any sales load. The Distributor is a wholly-owned subsidiary of GIAC, and is an affiliate of the Manager. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority.

Each Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the shares of each Fund are charged an annual fee of 0.25% of the average daily net assets of the Fund to compensate the Distributor for providing various distribution and service-related activities for the benefit of Fund shareholders, including Contract owners with interests in the Funds. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges. The fees payable under the 12b-1 Plan will be paid to the Distributor without considering the actual expenses borne by the Distributor in carrying out its responsibilities under the 12b-1 Plan, which may be less than or greater than the amounts paid as compensation under the Plan. Under the 12b-1 Plan, payments for distribution and/or servicing of Fund shares can be made directly to GIAC or another life insurance company or other intermediary at the direction of the Distributor.

Market Timing/Disruptive Trading Policy

The interests of each Fund and its ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund’s investment strategies or negatively impact Fund performance. For example, the Manager or a Subadviser might have to maintain more of a Fund’s assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Contract owners that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by longer-term contract owners. Dilution may also cause a Fund to incur other increased costs such as brokerage, custody and administration costs.

The Funds are not intended to be used as a vehicle for short-term trading, and the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Fund’s shares in order to protect long-term owners of the Funds. Each Fund reserves the right to refuse any purchase, exchange or transfer order, including those that may fall outside the policy and procedures that it believes would be inconsistent with the best interests of Contract owners.

Under these policy and procedures, an investor may not make more than two round trip transfers (defined as the movement of money into and out of a Fund directed by a Contract owner) of $50,000 or more within any 30 day period. Further, each Fund reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate frequent trading or activity that may be harmful to the Fund. If the available information suggests that frequent trading may be taking place through a particular separate account, GIAC may restrict a contract owner’s trading activity for any period of time or permanently. Although the Fund will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC and its affiliates. Neither GIAC nor the Trust has any arrangements to permit or accommodate frequent or excessive short-term trading.

102	Prospectus	Guardian Variable Products Trust

Dividends and Distributions

Each of the Funds in the Trust is classified as a disregarded entity for U.S. federal income tax purposes. As such, the Funds are not required to distribute taxable income and capital gains in connection with maintaining their disregarded entity status for U.S. federal income tax purposes or under the Trust’s dividends and distributions policy.

Tax Matters

Each Fund is classified as a disregarded entity for U.S. federal income tax purposes. Each Fund is not subject to income tax; and any income, gains, losses, deductions and credits of the Fund are instead taken into account by each Separate Account that invests in the Fund, and retain the same character for U.S. federal income tax purposes. In addition, each Fund intends to comply with certain requirements set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), as well as the related Treasury Regulations promulgated thereunder, including diversification and investor control provisions that apply to certain investment companies, partnerships or trusts underlying variable contracts.

You’ll find more information about taxation in the SAI. Since the sole shareholders of the Funds will be separate accounts of GIAC, no discussion is included here concerning the federal income tax consequences at the shareholder, policyholder or variable contract holder level. Shareholders of the Funds should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Trust shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information about the federal income tax consequences to purchasers of variable annuity contracts or variable insurance policies, see the applicable prospectus.

Payments to Financial Intermediaries and Insurance Companies

The Manager, the Distributor, or their affiliated entities, out of their own resources and without additional cost to the Funds or their shareholders, may make payments to GIAC, broker-dealers, or other financial intermediaries. The Funds may also make payments to GIAC and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that GIAC considers in including the Funds as underlying investment options in a Contract (or a rider to a Contract) and may create a conflict of interest. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Funds over another investment. GIAC may also pay fees to third parties in connection with distribution of the Contracts and for services provided to Contract owners. The Funds, the Manager, and the Distributor are not parties to these arrangements.

Ask your financial adviser, or contact your financial intermediary or financial advisor for more information. Contract owners should consult the prospectus and statement of additional information for their Contracts, which may include a discussion of these payments.

Guardian Variable Products Trust	Prospectus	103

Other Information

Each Fund issues and sells its shares to the Separate Accounts. The Separate Accounts hold shares of mutual funds, including the Funds, which fund benefits under Contracts. With respect to matters to be voted on by shareholders of the Funds, GIAC, as the owner of the assets held in the Separate Accounts, are the shareholders of the Funds and are entitled to vote their shares of the Funds. GIAC will vote outstanding shares of the Funds in accordance with instructions received from the owners of the Contracts, which have some or all of the contract or policy value invested in the Funds. GIAC will vote each Fund’s shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Funds’ shares that it owns directly because of its contributions or accumulations in the Separate Accounts through which GIAC offers the Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contract owners may determine the outcome of a shareholder vote. For a shareholder meeting to go forward with respect to a Fund, there must be a quorum. This means that a quorum (one-third) of each Fund’s shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC owns all the shares of the Funds, its presence at a meeting in person or by proxy will meet the quorum requirement for the Funds. The Funds do not currently foresee any disadvantages to Contract owners arising from the fact that the Funds offer shares to both variable annuity contract and variable life insurance policy separate accounts. The Board monitors events to ensure that there are no material irreconcilable differences between or among Contract owners. If such a conflict should arise, one or more separate accounts may withdraw their investments in a Fund. This could possibly force a Fund to sell portfolio securities at disadvantageous prices. If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses Contract owners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract with (or on behalf of) the Funds without shareholder approval, except where shareholder approval is specifically required. Further, neither shareholders nor Contract owners are intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Manager or other parties who provide services to the Funds.

104	Prospectus	Guardian Variable Products Trust

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Guardian Variable Products Trust	Prospectus	105

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since inception). Because the Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund had not commenced operations during the period shown, financial highlights are not provided for those Funds. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund. The table does not reflect any charges imposed under a Contract.

The financial highlights are derived from each Fund’s financial statements, which were audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, whose reports along with the Funds’ financial statements are included in the Funds’ annual report for the year ended December 31, 2017 (available upon request).

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[2]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period
Guardian Large Cap Fundamental Growth VIP Fund:
Year Ended 12/31/17	$10.19	$0.01	$2.54	$2.55	$12.74
Period Ended 12/31/16[1]	$10.00	$0.01	$0.18	$0.19	$10.19
Guardian Large Cap Disciplined Growth VIP Fund:
Year Ended 12/31/17	$9.85	$0.03	$2.79	$2.82	$12.67
Period Ended 12/31/16[1]	$10.00	$0.01	$(0.16)	$(0.15)	$9.85
Guardian Integrated Research VIP Fund:
Year Ended 12/31/17	$10.24	$0.09	$1.95	$2.04	$12.28
Period Ended 12/31/16[1]	$10.00	$0.03	$0.21	$0.24	$10.24
Guardian Diversified Research VIP Fund:
Year Ended 12/31/17	$10.37	$0.08	$2.20	$2.28	$12.65
Period Ended 12/31/16[1]	$10.00	$0.04	$0.33	$0.37	$10.37
Guardian Large Cap Disciplined Value VIP Fund:
Year Ended 12/31/17	$10.78	$0.10	$1.97	$2.07	$12.85
Period Ended 12/31/16[1]	$10.00	$0.03	$0.75	$0.78	$10.78
Guardian Growth & Income VIP Fund:
Year Ended 12/31/17	$10.70	$0.09	$2.06	$2.15	$12.85
Period Ended 12/31/16[1]	$10.00	$0.04	$0.66	$0.70	$10.70
Guardian Mid Cap Traditional Growth VIP Fund:
Year Ended 12/31/17	$9.99	$(0.02)	$2.75	$2.73	$12.72
Period Ended 12/31/16[1]	$10.00	$0.00 [6]	$(0.01)	$(0.01)	$9.99
Guardian Mid Cap Relative Value VIP Fund:
Year Ended 12/31/17	$10.81	$0.10	$1.11	$1.21	$12.02
Period Ended 12/31/16[1]	$10.00	$0.03	$0.78	$0.81	$10.81
Guardian International Growth VIP Fund:
Year Ended 12/31/17	$9.62	$0.09	$2.90	$2.99	$12.61
Period Ended 12/31/16[1]	$10.00	$(0.00)[7]	$(0.38)	$(0.38)	$9.62
Guardian International Value VIP Fund:
Year Ended 12/31/17	$9.63	$0.15	$2.02	$2.17	$11.80
Period Ended 12/31/16[1]	$10.00	$0.01	$(0.38)	$(0.37)	$9.63
Guardian Core Plus Fixed Income VIP Fund:
Year Ended 12/31/17	$9.73	$0.17	$0.18	$0.35	$10.08
Period Ended 12/31/16[1]	$10.00	$0.04	$(0.31)	$(0.27)	$9.73

106	Prospectus	Guardian Variable Products Trust

		Ratios/Supplemental Data
Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[5]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/(Loss) to Average Net Assets[5]		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

25.02%		$11,946	1.00%		1.95%		0.09%		(0.86)%		51%
1.90%	[4]	$9,778	1.00%	[4]	3.08%	[4]	0.26%	[4]	(1.82)%	[4]	4%	[4]

28.63%		$8,521	1.00%		2.08%		0.27%		(0.81)%		77%
(1.50)%	[4]	$8,165	1.00%	[4]	3.16%	[4]	0.39%	[4]	(1.77)%	[4]	42%	[4]

19.92%		$12,171	0.96%		1.91%		0.84%		(0.11)%		80%
2.40%	[4]	$14,915	0.96%	[4]	2.65%	[4]	0.92%	[4]	(0.77)%	[4]	15%	[4]

21.99%		$12,129	0.96%		2.43%		0.67%		(0.80)%		154%
3.70%	[4]	$10,139	0.96%	[4]	3.07%	[4]	1.12%	[4]	(0.99)%	[4]	61%	[4]

19.20%		$15,905	0.98%		1.91%		0.89%		(0.04)%		71%
7.80%	[4]	$17,081	0.98%	[4]	2.70%	[4]	0.88%	[4]	(0.84)%	[4]	19%	[4]

20.09%		$10,542	0.98%		2.04%		0.81%		(0.25)%		85%
7.00%	[4]	$9,457	0.98%	[4]	3.11%	[4]	1.20%	[4]	(0.93)%	[4]	11%	[4]

27.33%		$12,681	1.09%		2.15%		(0.20)%		(1.26)%		35%
(0.10)%	[4]	$13,272	1.09%	[4]	2.93%	[4]	0.14%	[4]	(1.70)%	[4]	5%	[4]

11.19%		$12,797	1.09%		2.09%		0.87%		(0.13)%		76%
8.10%	[4]	$14,921	1.09%	[4]	2.80%	[4]	0.93%	[4]	(0.76)%	[4]	14%	[4]

31.08%		$10,636	1.22%		2.49%		0.79%		(0.48)%		32%
(3.80)%	[4]	$10,980	1.22%	[4]	3.20%	[4]	(0.06)%	[4]	(2.04)%	[4]	8%	[4]

22.53%		$11,133	1.11%		2.39%		1.40%		0.12%		61%
(3.70)%	[4]	$14,100	1.11%	[4]	3.11%	[4]	0.42%	[4]	(1.58)%	[4]	8%	[4]

3.60%		$23,096	0.81%		1.77%		1.69%		0.73%		409%
(2.70)%	[4]	$24,888	0.81%	[4]	2.54%	[4]	1.18%	[4]	(0.55)%	[4]	107%	[4]

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

[5]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

[6]	Rounds to $0.00 per share.

[7]	Rounds to $(0.00) per share.

Guardian Variable Products Trust	Prospectus	107

ADDITIONAL INFORMATION

The Funds are available only to Contract owners. Please refer to your annuity contract or life insurance policy prospectus for information regarding your contract or policy. You’ll find more information about the Funds in the following documents:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is (or, for certain new Funds, will be) available in the Funds’ annual and semiannual reports to shareholders. The annual reports (once available, for certain new Funds) list the holdings of the Funds (or a summary of holdings), describe Fund performance, include audited financial statements and discuss how investment strategies and Fund performance have responded to recent market conditions and economic trends. The semi-annual reports (once available, for certain new Funds) list the holdings of the Funds (or a summary of the holdings) and include unaudited financial statements. The annual and semi-annual reports may contain a summary schedule of investments for the Funds. A complete schedule of investments may be obtained as noted below.

Statement of Additional Information

The Funds’ Statement of Additional Information (“SAI”) also provides additional information about each Fund’s investments, strategies and risks and a more detailed description of certain Trust policies and procedures. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

How to Obtain Documents

This Prospectus, the SAI and other regulatory documents of the Trust are available, free of charge, on the Trust’s website http://guardianvpt.onlineprospectuses.net/GuardianVPT/Prospectuses or you may also call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). You can also obtain these documents, reports and other information by contacting the SEC’s Public Reference Room, as described below. The SEC may charge you a fee for this information.

Fund Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s investments is included in the SAI. Fund holdings information can be reviewed online at http://guardianvpt.onlineprospectuses.net/GuardianVPT/Prospectuses.

Contact Information

If you have any questions about any of the Funds or would like to view or obtain a copy of the Prospectus, SAI or annual or semiannual report (once available) at no cost, you may:

View Documents Online - http://guardianvpt.onlineprospectuses.net/GuardianVPT/Prospectuses

Call for a Copy - 1-888-GUARDIAN (1-888-482-7342)

How to Contact the SEC

Commission’s Public Reference Section

100 F Street, NE

Washington, D.C. 20549-1520

Website: www.sec.gov

E-mail: publicinfo@sec.gov

Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You may also access reports and other information about the Trust on the EDGAR Database on the SEC’s webpage at www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

The investment company registration number of Guardian Variable Products Trust, of which the Funds are series, is 811-23148.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

EB017561 (Exp. 04/19)

Guardian Variable Products Trust

Statement of Additional Information

May 1, 2018

Guardian Diversified Research VIP Fund

Guardian Growth & Income VIP Fund

Guardian Integrated Research VIP Fund

Guardian International Growth VIP Fund

Guardian International Value VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Large Cap Disciplined Value VIP Fund

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Mid Cap Traditional Growth VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Guardian Core Plus Fixed Income VIP Fund

Guardian Small Cap Core VIP Fund

Guardian Global Utilities VIP Fund

Guardian Multi-Sector Bond VIP Fund

Guardian Total Return Bond VIP Fund

Guardian U.S. Government Securities VIP Fund

Although not a prospectus, this Statement of Additional Information (the “SAI”) supplements the information contained in the prospectus dated May 1, 2018, for shares of Guardian Variable Products Trust (the “Trust”), as may be amended or supplemented from time to time (the “Prospectus”). This SAI has been filed with the Securities and Exchange Commission (“SEC”), as part of the Trust’s registration statement, and is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectus.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or Park Avenue Securities LLC (the “Distributor”). This SAI and the Prospectus do not constitute an offer by the Trust or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction. There are no exchange ticker symbols associated with shares of the series of the Trust listed above (each, a “Fund,” and, collectively, the “Funds”).

The financial statements of the Funds, and the related reports of PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, as presented in the Funds’ 2017 Annual Reports (if available), are incorporated by reference into this SAI. Copies of the Prospectus, SAI and/or shareholder reports are available without charge by writing to The Guardian Insurance & Annuity Company, Inc., Customer Service Office, Box 26210, Lehigh Valley, PA 18002 (regular mail) or 6255 Sterner’s Way, Bethlehem, PA 18017 (overnight mail), by calling toll free at 1-888-GUARDIAN (1-888-482-7342) or on the Trust’s website: http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Shares of the Funds are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”). The availability of the Funds as investment options may vary by Contract and jurisdiction.

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Introduction

Guardian Variable Products Trust, organized as a Delaware statutory trust and established on January 12, 2016, is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers shares of the Funds to insurance company separate accounts (“Separate Accounts”) funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Unless otherwise indicated, each Fund will operate in a manner consistent with its classification as a “diversified company,” as that term is defined in the 1940 Act. Additional series of the Trust and share classes may be established and designated from time to time.

As disclosed in the Prospectus, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.

The Board of Trustees of the Trust (the “Board”) provides general oversight of the Funds’ operations. Park Avenue Institutional Advisers LLC, a Delaware limited liability company (“Park Avenue” or the “Manager”), serves as the manager of each Fund pursuant to an investment management agreement between the Trust, on behalf of the Funds, and the Manager. The Manager has delegated responsibility for the day-to-day investment management of certain Funds to the Subadvisers (as defined below), subject to the oversight and supervision of the Manager.

The Manager, on behalf of the Funds, has entered into subadvisory agreements with the subadvisers listed below (each, a “Subadviser,” and, collectively, the “Subadvisers”) to manage the following Funds’ day-to-day investment operations:

Subadviser	Fund
ClearBridge Investments LLC (“ClearBridge”)	Guardian Large Cap Fundamental Growth VIP Fund
Guardian Small Cap Core VIP Fund
Wellington Management Company LLP (“Wellington”)	Guardian Large Cap Disciplined Growth VIP Fund
Guardian Global Utilities VIP Fund
Massachusetts Financial Services Company (“MFS”)	Guardian Integrated Research VIP Fund
Putnam Investment Management, LLC (“Putnam”)	Guardian Diversified Research VIP Fund
Boston Partners Global Investors, Inc. (“Boston Partners”)	Guardian Large Cap Disciplined Value VIP Fund
AllianceBernstein L.P. (“AllianceBernstein”)	Guardian Growth & Income VIP Fund
Janus Capital Management LLC (“Janus”)	Guardian Mid Cap Traditional Growth VIP Fund
Wells Capital Management Incorporated (“WellsCap”)	Guardian Mid Cap Relative Value VIP Fund
J.P. Morgan Investment Management Inc. (“JPMIM”)	Guardian International Growth VIP Fund
Lazard Asset Management LLC (“Lazard”)	Guardian International Value VIP Fund
Lord, Abbett & Co. LLC (“Lord Abbett”)	Guardian Core Plus Fixed Income VIP Fund

These agreements are referred to as “Subadvisory Agreements.” No Subadviser is an affiliate of the Manager.

Additional Information Regarding Investment Strategies and Techniques of the Funds

Each Fund’s investment objective(s), principal investment strategies and principal risks are discussed in the Prospectus, which identifies the types of securities or other instruments in which each Fund invests principally and summarizes the principal risks to the Fund’s portfolio as a whole associated with such investments. The following discussion provides additional information about those principal investment strategies and principal risks. The following discussion also provides information about other investment strategies, methods and techniques that the Manager or a Subadviser may employ in managing a Fund as well as the related risks. To the extent that a security or other instrument or strategy, method or technique discussed below is not described in the Prospectus, a Subadviser may invest in such instrument or employ such strategy, method or technique as a non-principal investment strategy. Each Fund may invest in these types of instruments or engage in these types of transactions, subject to its investment objective(s) and fundamental and non-fundamental investment policies. A Fund is not required to invest in any or all of the types of securities or other instruments described below.

Asset Segregation. As registered investment companies, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other

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derivative instruments that do not cash settle, for example, a Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangements with third party futures commission merchants (“FCMs”) or other counterparties to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the 1940 Act and applicable regulatory guidance or interpretation. By identifying assets equal to only its net obligations under certain instruments, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument.

Borrowing. Each Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. In the event that a Fund’s “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

A Fund’s borrowing may be unsecured. Money borrowed will be subject to interest and other costs (which may include commitment fees to maintain a line of credit and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. Either of these requirements would increase the cost of borrowing over the stated interest rate, which may or may not be recovered by appreciation of any securities purchased. The cost of borrowing may reduce a Fund’s return.

Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the risks associated with leveraging. Borrowing tends to exaggerate the effect on a Fund’s NAV per share of any changes in the market value of the Fund’s portfolio securities. If a Fund borrows money, its share price may be subject to greater volatility until the borrowing is paid off.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales “against the box”), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction, or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). Liquid assets are maintained to cover “senior securities transactions.” The value of a Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover “senior securities” transactions may not be available to satisfy redemptions or for other purposes.

Collateralized Loan Obligations and Collateralized Debt Obligations. A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans

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directly, as well as other risks, including interest rate risk, credit and liquidity and valuation risks, and the risk of default. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. A Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs, but are backed by pools of assets that are securities rather than only loans, typically including bonds, other structured finance securities (including other asset-backed securities and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Fund may invest. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.

Commercial Paper. A Fund may invest in commercial paper, which generally consists of short-term (usually from one to 270 days) unsecured promissory notes issued in bearer form by banks, bank holding companies, finance companies and corporations in order to finance their current operations. Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. A Fund may invest in commercial paper (including variable rate master demand notes and extendable commercial notes) denominated in U.S. dollars and issued by U.S. corporations or foreign corporations. Commercial paper obligations may include variable rate master demand notes, which permit daily changes in the amounts borrowed and permit the lender to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These instruments generally are not traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. Commercial is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

Convertible Securities. A Fund may invest in convertible securities, which are securities (such as bonds, debentures, notes and preferred stocks) that may be converted, either at a stated price or rate within a specified period of time into a specified number of shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Convertible securities have unique investment characteristics. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Thus, to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

Convertible securities share fixed-income and equity characteristics and risks until converted, as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Of course, like all

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debt securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. A Fund’s investments in convertible securities may be negatively influenced by an increase in interest rates or a deterioration of the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness, although often to a lesser extent than with debt securities. These investments also may be negatively influenced by adverse developments relating to the common stock into which they may be converted, including general market conditions or issuer-specific factors. Convertible securities generally rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

A Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument.

In evaluating a convertible security, the Manager will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities may be treated as equity investments for purposes of a Fund’s investment policies.

Debt Securities. A Fund may invest in debt securities with fixed, variable or floating (including inverse floating) rates of interest as well as interest-only or principal only debt securities. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund’s investments, changes in relative values of the currencies in which a Fund’s investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Fund, and a decline in interest rates will increase the value of fixed-income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change. Interest-only and principal-only securities may be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

Although the Board of Governors of the Federal Reserve System has started (and may continue) to raise interest rates, interest rates in the U.S. and many parts of the world, including certain European countries, remain at or near historically low levels. In addition, certain European countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income instruments, and similar interest rate conditions may be experienced in other regions. In the U.S., interest rate increases are likely to be very slow. Very low or negative interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, a Fund may be unable to maintain positive returns). Changing interest rates may have unpredictable effects on securities markets in general, directly or indirectly impacting a Fund’s investments, yield and performance.

A Fund’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Moreover, the value of lower-rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the

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payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds’ shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadviser, such securities have the potential for future income (or capital appreciation, if any). Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody’s or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by a Fund when the Manager or Subadviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadviser, where applicable, deems it in the best interest of the Fund’s shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadviser will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

A Fund may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default and equity securities of such issuers. Such debt obligations generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Custodial Receipts and Trust Certificates. A Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear their proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Funds would typically be authorized to assert their rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying

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issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Cybersecurity and Operational Risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary or other nonpublic information, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. The use of technology is more prevalent in the financial industry, including the Funds’ management and operations. As a result, the Funds are more susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Cybersecurity breaches include, without limitation, infection by computer viruses and unauthorized access to the Funds’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cybersecurity breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Funds’ systems. Cybersecurity breaches may result in the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or Contract owners, and the compromise or failure of systems, networks, devices and applications relating to Fund operations. The Trust may incur additional costs for cyber security risk management purposes, although there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. A Fund and its shareholders could be negatively impacted as a result.

A Fund’s investments or its service providers may be negatively impacted because of operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Depositary Receipts. A Fund may hold the equity securities of foreign companies in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange (such as the New York Stock Exchange). These securities may not necessarily be denominated in the same currency as the securities they represent and are typically dollar-denominated, although their market price may be subject to fluctuations of the foreign currencies in which the underlying securities are denominated. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, and GDRs are alternatives to the

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purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate. ADRs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. Investments in Depositary Receipts may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

To the extent a Fund invests in Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

Derivatives. A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currencies and exchange rates, or related indices. Types of derivatives include forward currency contracts, futures contracts, options, and swaps. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives which are traded on exchanges have standardized contracts and can generally be bought and sold easily, and their market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), tend to be more specialized and more complex, and may be harder to value.

Derivatives may create leverage, and may enhance returns and be useful in hedging portfolios. Each Subadviser may, consistent with a Fund’s investment objective and strategies, use derivatives for a variety of reasons, including: (i) to enhance a Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Fund’s unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of a Fund. The Subadvisers may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivatives may allow a Subadviser to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than transactions in other types of instruments. There can be no assurance that the use of derivative instruments will benefit the Funds.

The use of derivative instruments may involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying reference asset of the derivative or other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. The use of derivatives to leverage risk also may exaggerate loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. Derivatives are subject to a number of risks described elsewhere in the Prospectuses and this SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

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Each Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5 of the Commodity Exchange Act, as amended (the “CEA”), with respect to each Fund’s operation. Accordingly, each Fund, the Manager and the Subadvisers are not subject to registration or regulation as a commodity pool or CPO with respect to the Funds. If a Fund becomes subject to Commodity Futures Trading Commission (“CFTC”) regulation, the Fund may incur additional expenses. Based on future regulatory developments, and to the extent the Funds are not otherwise eligible for exemption from CFTC regulation, the Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

The laws and regulations that apply to derivatives and persons who use them (including a Fund, the Manager and Subadvisers) are rapidly changing in the United States and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. Among other changes, the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. New requirements, even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, exchange trading and margin requirements may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect investors. The impact of these changes on any of the Funds and their investment strategies is not yet fully ascertainable.

Forwards. A foreign currency forward exchange contract (a “forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a Fund’s foreign currency transactions. The value of a Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage.

A Fund may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, certain Subadvisers believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By

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entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a “settlement” hedge or “transaction” hedge.

When the Manager or Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a “position” hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a “proxy” hedge, could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute “transaction” or “position” hedges (including “proxy” hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency (or the related currency, in the case of a “proxy” hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a “cross-currency” hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. “Cross-currency” hedges protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager’s or Subadviser’s assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager’s or Subadviser’s currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadviser. In cases of

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transactions which constitute “transaction” or “settlement” hedges or “position” hedges (including “proxy” hedges) or “cross-currency” hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund’s sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a Fund’s forward contracts. The value of a Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage. In the case of “anticipatory” hedges and “cross-currency” hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, a Fund will maintain liquid assets as described above.

With respect to forwards contracts that are contractually required to cash-settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value, for senior security purposes. The portion of a Fund’s assets invested in forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund’s asset segregation requirements will vary accordingly. The Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

A Subadviser may believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

Although a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund’s assets. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager’s or Subadviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadviser anticipates. For example, if a currency’s value rose at a time when the Manager or Subadviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the Manager or Subadviser hedges currency exposure through a “proxy” hedge, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the Manager’s or Subadviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager’s or Subadviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of “cross-currency” transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established.

Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so.

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Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.

Futures and Options on Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a security or commodity for a set price on a future date. Because these contracts are traded on exchanges, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack track records. The Fund also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.

The Fund may purchase and write call and put futures options, as specified for the Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned a short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When a Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. Each Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Manager or Subadviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Manager or Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

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There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Options. A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk. An option is a contract in which the “holder” (the buyer) pays a certain amount (the “premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (the “strike price” or “exercise price”) at or before a certain time (the “expiration date”). The holder pays the premium at inception and has no further financial obligation.

The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

If the Manager or a Subadviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund’s NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

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A Fund may purchase put or call options that are traded on an exchange or in the OTC market. A Fund may sell (“write”) covered call options on its portfolio securities in an attempt to enhance investment performance. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option.

Swaps. A Fund may enter in swap agreements, including index swaps, interest rate swaps, mortgage swaps, credit default swaps, currency swaps, total return swaps and options on swaps. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Interest rate swaps involve the exchange by a Fund with another party of commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices.

Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Index swaps involve the exchange of payments based on a notional principal amount of a specified index or indices by a Fund with another party.

Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies.

Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).

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Equity swaps typically are entered into on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset cash or liquid assets identified on the Fund’s books to cover the its exposure, the Fund and its Manager or Subadviser believes that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index and mortgage swaps is normally limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for a gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

To the extent that a Fund’s exposure in a transaction involving a swap or a swaption is covered by identifying cash or liquid assets on the Fund’s books or is covered by other means in accordance with SEC or SEC staff-approved guidance or other appropriate measures, the Fund, the Manager and the Subadviser believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Certain standardized swaps are currently subject to mandatory central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, existing or anticipated margin requirements, including minimums, or uncleared swaps may change this comparison.

The use of swaps and swaptions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Manager or Subadviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if a Fund invests in cleared swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, swap

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transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps.

Centralized reporting of detailed information about many types of cleared and uncleared swaps is also required. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Dollar Roll and Reverse Repurchase Agreements. A Fund may enter into dollar rolls. In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sale price and the forward price for the future purchase (the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities, the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

A Fund may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities (“Obligations”) held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds are then used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds’ commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

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Equity Securities. The market price of equity securities, such as common stocks and preferred stocks, owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income instruments.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates.

Warrants. To the extent that a Fund invests in equity securities, the Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

Fixed-Income Instruments. The value of fixed-income or debt instruments may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt instruments with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities. While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments. At times, in connection with the restructuring of a preferred stock or fixed-income instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed-income instrument. Depending upon, among other things, the Manager’s or Subadviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s or BBB- from S&P, or a comparable rating from another NRSRO, or if not rated by a NRSRO, are determined by the Manager or Subadviser to be of comparable quality. Bonds rated Baa3 by Moody’s or BBB- by S&P have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

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Foreign Investments and Currencies. A Fund may invest in foreign securities, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Manager or Subadviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control (“OFAC”) of the U.S. Treasury.

In addition, from time to time, certain of the companies in which a Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability.

As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Fund would be indirectly subject to those risks.

The Manager and Subadvisers are committed to complying fully with sanctions in effect as of the date of this SAI and any other applicable sanctions that may be enacted in the future.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example,

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there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

As described more fully below, each Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets or retaliatory actions against a company, may be heightened. A Fund’s legal recourse may be limited in the case of investments in foreign markets. See “Emerging Markets,” below.

Costs. The expense ratio of a Fund that invests in foreign securities is likely to be higher than those of a fund investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Manager or Subadvisers consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Manager’s or Subadviser’s assessment of prevailing market, economic, and other conditions.

Emerging Markets. There are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, and frontier markets (emerging market countries in an earlier stage of development) may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most developed markets countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of a Fund’s assets.

A Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments, including the impact of any economic sanctions. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above. Included among the emerging market debt obligations in which a Fund may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government

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securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Risks. Investments in foreign securities often involve currencies of foreign countries. Accordingly, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of a Fund’s shares.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.

Funds may also engage in certain derivatives transactions to manage foreign currency risk, including foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods, imposition of taxes, currency restrictions, and exchange control regulations.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options, and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

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Taxes. The income payable on certain of a Fund’s foreign securities, including interest and dividends, as well as gains realized from the sale or other disposition of foreign securities, may be subject to foreign withholding taxes, thus reducing the Fund’s return on those investments as well as net amount of income or gains available for distribution to the Fund’s shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for such shareholder’s proportionate share of such foreign taxes paid or incurred by a Fund.

Investing in Asia. Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis – increasing gaps between the rich and poor, agrarian unrest, instability of existing coalitions in politically-fractionated countries, hostile relations with neighboring countries, and ethnic, religious and racial disaffection – and may result in adverse consequences to a Fund. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.

The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.

Some Asian economies have limited natural resources, resulting in dependence on foreign sources for energy and raw materials and economic vulnerability to global fluctuations of price and supply. Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which a Fund is invested and, as a result, may result in adverse consequences to the Fund.

Many of the countries in Asia periodically have experienced significant inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of a Fund’s investments in Asian securities. Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market or other important markets could adversely affect a Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect a Fund’s performance.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult to engage in foreign currency transactions designed to protect the value of a Fund’s interests in securities denominated in such currencies.

Although the Funds will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on a Fund.

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Investing in Europe. The Fund may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Fund has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments.

As the EU may grow in size or number of members with the addition of new member countries, the candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.

However, the future of the EU is uncertain. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (also known as “Brexit”). On March 29, 2017, the United Kingdom gave its formal notice of withdrawal from the EU to the European Commission, which begins a two-year process of formal withdrawal from the EU. During this period and beyond, the impact on the United Kingdom and EMU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Fund’s investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Funds’ performance.

High-Yield Fixed-Income Investments. High yield/high risk bonds (“high yield bonds”) are non-investment grade high risk debt securities (commonly referred to as “junk bonds”). In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment goal may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

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A Fund may purchase defaulted securities when the Manager or a Subadviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer or other factors, that there is potential for resumption of income payments and the securities offer an opportunity for capital appreciation. Notwithstanding the Manager’s or a Subadviser’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or payment-in-kind (“PIK”) securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A for more information on ratings.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect events and circumstances since a security was last rated.

Illiquid Securities and Other Investments. A Fund may purchase securities or other instruments that are considered illiquid, to the extent permitted under the Fund’s applicable non-fundamental investment policy. As of the date of this SAI, SEC and SEC staff guidance and interpretations (as may change from time to time), a security or other instrument will be considered illiquid if it cannot be sold or disposed of (rather than settled) in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

Illiquid securities are generally considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with remaining maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than 144A securities and certain commercial paper that the Manager or Subadviser has determined to be liquid under procedures approved by the Board of Trustees). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Securities and other investments by a Fund may be liquid at the time of purchase and subsequently become illiquid, causing the Fund to illiquid securities in excess of 15% of its net assets. In this instance, the Fund will no longer purchase additional illiquid securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. This test does not require that the disposition of holdings “settle” within seven days, which means that the Fund could meet the liquidity test but be unable to obtain proceeds to pay redemption requests within seven days. In addition, in the event an instrument deemed to be illiquid that has no value under the Trust’s valuation procedures is given a value under the procedures and, as a result, the Fund holds illiquid securities in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. Funds with investments subject to liquidity risks tend to hold higher positions of uninvested cash or borrow to meet the Fund’s redemption obligations, which may adversely affect Fund performance.

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Inflation-Linked Investments. A Fund may invest in inflation-linked investments, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Inflation-linked investments often are structured in one of two common arrangements: (i) the U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond and (ii) most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

Initial Public Offerings. An initial public offering (“IPO”) is the first sale of stock by a private company to the public. IPOs are often issued by smaller, newer companies seeking capital financing to expand, but can also be done by large privately-owned companies looking to become publicly traded. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if a Fund is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The values of securities involved in IPOs are subject to greater volatility and unpredictability than more established stocks. For newer companies, there is often little historical data with which to analyze the company, making it more difficult to predict what the stock will do on its initial day of trading and in the near future. Also, most IPOs are done by companies going through transition, and are therefore subject to additional uncertainty regarding their future value. A secondary offering is the issuance of new stock to the public by a company that has already made its IPO. Secondary offerings are usually made by companies seeking to refinance or raise capital for growth.

Investments by Large Shareholders. The Funds are offered as investment options to certain variable annuity and variable life insurance contracts. The insurance company (or separate accounts) may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. As a result, the Funds are subject to the risk that any of these large investors may redeem a significant percentage of their shares at any time. A Fund could experience losses when selling portfolio investments to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the investments sold, or when the investments to be sold are illiquid. Additionally, because Fund costs and expenses are shared by remaining Fund investors, large redemptions relative to the size of a Fund will result in decreased economies of scale and increased costs and expenses for the Fund. In addition, a Fund can incur high turnover, brokerage costs, lose money or hold a less liquid portfolio after selling more liquid investments to raise cash. A

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Fund may also experience increased expenses as a result of the selling investments to meet significant redemptions, both of which could negatively impact performance. A Fund may also be adversely affected by large purchases of Fund shares by Contract owners because the purchases may adversely affect the Fund’s liquidity levels and performance by forcing the Fund to hold a large uninvested cash position or more liquid securities.

Investments in Loans. Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. A Fund could have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and difficult to value. Loans are often subject to restrictions on resale or assignment. A Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (often longer than seven days), and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair a Fund’s ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose. As a result, sale proceeds potentially will not be available to a Fund to make additional investments or to use proceeds to meet its current redemption obligations. A Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy, thereby limiting a Fund’s rights to any collateral.

A Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

In certain circumstances, the Manager, a Subadviser or its affiliates (including on behalf of clients other than a Fund) or a Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations prohibit trading in securities of issuers while in possession of material, non-public information, a Fund might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Manager, Subadviser, or a Fund determines not to receive non-public information about a borrower for loan investments, the Fund may be disadvantaged relative to

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other investors and the Fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

A Fund may invest in participation interests in loans. A Fund’s investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan (“Participation Interests”). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests (“Participants”). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender’s interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender’s rights in the corporate loan.

A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants (if any) contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution’s employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests the Manager or a Subadviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund’s qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding

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such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund’s portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. If the collateral includes a pledge of equity interest in the borrower by its owners, a Fund may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s or Subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower’s capital structure and have certain of the borrower’s assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

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A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the “primary” market. Such an investment is typically made at or about a floating rate loan’s “par” value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan’s par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the “secondary” market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager or Subadviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Manager or the Subadviser must determine that the investment is suitable for each Fund based on the Manager’s or the Subadviser’s independent credit analysis and industry research. Generally, this means that the Manager or the Subadviser has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadviser will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the LIBOR or the prime rates of large money-center banks. The interest rate on the Fund’s investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund’s NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund’s NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

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The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender’s obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Investments in Other Investment Companies. A Fund may invest in securities of other investment companies, including mutual funds, closed-end funds, exchange-traded funds (“ETFs”) and business development companies as well as private or foreign investment funds, subject to limitations prescribed by the 1940 Act. These funds may be advised by the Manager, or Subadviser or their affiliates. The 1940 Act limitations prohibit a Fund from: (i) acquiring more than 3% of the voting shares of an investment company; (ii) investing more than 5% of the Fund’s total assets in securities of any one investment company; and (iii) investing more than 10% of the Fund’s total assets in securities of all investment companies. These restrictions may not apply to certain investments in money market funds.

Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. The investment companies in which the Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund’s investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund’s investment restrictions.

Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund’s investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund’s underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

ETFs are investment companies that trade like stocks, and are not traded at their NAV. Instead, ETFs may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs, and there can be no assurance that an active trading market for such shares will develop or be maintained. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost-effective. A Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required by Rule 35d-1 under the 1940 Act).

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Liquidity. Investments are subject to liquidity risk when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of a Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Applicable regulatory guidance and interpretations provide examples of factors that may be taken into account in determining whether a particular instrument should be treated as illiquid. Under the Funds’ liquidity determination procedures, the Manager and/or a Subadviser may consider factors deemed relevant.

In October 2016, the SEC adopted a new rule that sets forth specific requirements with respect to the management of liquidity risk by certain investment companies registered under the 1940 Act, such as the Funds. The new rule may potentially impact a Fund’s performance and ability to achieve its investment objective as well as a Fund’s strategies. The Manager continues to evaluate the potential impact of this new rule, which has a compliance date that may apply to the Funds as early as December 1, 2018.

Master Limited Partnerships. A Fund may invest in securities issued by MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MLPs are not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP

MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Mortgage-Backed and Other Asset-Backed Securities Risk. A Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates,

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prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings & loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or a Subadviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are “parallel pay” (i.e., payments of principal are made to two or more classes concurrently). In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

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Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), and Federal National Mortgage Association (“FNMA” or “Fannie Mae”) (i.e., agency securities), or (2) privately issued securities rated Baa3 or better by Moody’s or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Manager or a Subadviser. In addition, a Fund may invest in other mortgage-related (or other asset-backed) securities that the Manager or Subadviser considers to be consistent with the Fund’s investment objective, strategies and policies, as applicable. If any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund’s limitation on investments in illiquid securities.

Rating agencies have, at times, placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may to do so again in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, a significant disruption in the residential mortgage-related securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market may result in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market may contribute to increased volatility and diminished expectations for the economy and markets, and may contribute to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. A general economic downturn may lead to declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property may occur again in the future, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities may widen and become more volatile as a result of adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions may result in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience declines after they are purchased by such Fund.

A rise in the rate of foreclosures of properties may result in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential

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mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have in the past taken actions to address financial crises, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadviser to forecast interest rates and other economic factors correctly. If the Manager or Subadviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called “subprime mortgages” (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Home mortgage

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loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect a Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, a Fund’s investments in these securities may be subject to heightened interest rate risk.

Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.

Municipal Obligations. Municipal obligations are securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”).

The value of Municipal Bonds may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Legislative changes may affect the availability of Municipal Bonds and the value of a Fund’s holdings.

Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy. Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Also, information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate.

The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect a Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event that an insolvent municipality takes steps to reorganize its debt, which might include engaging in into municipal bankruptcy proceedings, extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other similar measures. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts.

Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by a Fund.

Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties (including budget deficits, underfunded pensions, high unemployment, a decline in population, significant debt service obligations, liquidity issues, and reduced access to financial markets). The default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.

Certain municipal securities may be insured by an insurer. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of a Fund’s holdings. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by a Fund. A Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of a Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by a Fund, it decreases a Fund’s yield as a Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Real Estate Investment Trusts. A Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not subject to tax on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Recent Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue. The instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self -regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment objectives. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Regulatory Risk. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Act could materially impact the profitability of the Fund and the value of assets it holds, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends. For example, the Volcker Rule’s

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restrictions on proprietary trading may negatively impact fixed income market making capacity and could, therefore, result in reduced liquidity in fixed income markets. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Repurchase Agreements. Repurchase agreements entail a Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of the Fund’s purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase should default and if the value of the underlying securities held by a Fund should fall below the repurchase price, a loss could be incurred. A Fund also might incur disposition costs in connection with liquidating the securities. Repurchase agreements will be entered into only where the underlying security is a type of security in which the Fund may invest, as described in the Prospectus and in this SAI.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. Repurchase agreements are commonly used to earn a return on cash held in a Fund. When a repurchase agreement is entered into for the purposes of earning income, the Manager or Subadviser monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadviser in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements. For a Fund that is eligible to sell securities short, as described in the Prospectuses and in this SAI, repurchase agreements may also be used to affect the short sale of a security.

Rule 144A Securities. A Fund may invest in certain securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws, including restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Act of 1933 (the “1933 Act”) (“Rule 144A securities”). The resale limitations on these types of securities may affect their liquidity because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer. Thus, it may be difficult for a Fund to dispose of Rule 144A securities at a favorable time and under favorable conditions. The treatment of these investments for liquidity purposes is subject to the Funds’ liquidity determination procedures.

Short Sales. The Fund may make short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Manager or Subadviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will

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ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Sovereign Debt. Sovereign debt instruments in which a Fund may invest may involve a high degree of risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or pay interest when due, or at all, in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner, or at all, may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or pay interest when due may result in the cancellation of such third parties’ commitments to lend funds to or otherwise financially support the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the restructuring of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

To-Be-Announced Securities/Purchase Commitments. To-be-announced (“TBA”) securities and purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Fund to purchase the securities. A Fund will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

Unfunded Loan Commitments. Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower’s inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, the Funds’ unfunded loan commitments. The value of the Funds’ “senior securities” holdings are marked-to-market daily to ensure proper coverage. Each Fund records an investment when the borrower draws down the money and records interest as earned.

U.S. Government Securities Risk. A Fund may invest in U.S. government securities, which include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. There are different types of government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are insured or guaranteed by the U.S. Treasury.

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

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Utilities. Companies in the utilities group of industries may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, safety and other government regulations. Utility companies may also be subject to increased costs because of the effects of man-made or natural disasters. The value of securities issued by companies in the utilities group of industries may be negatively impacted by variations in exchange rates, domestic and international competition, energy conservation and governmental limitations on rates charged to customers. Although rate changes of a regulated utility usually vary in approximate correlation with financing costs, due to political and regulatory factors rate changes usually happen only after a delay after the changes in financing costs. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in more uncertain ventures. Deregulation can also eliminate restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Although opportunities may permit certain utility companies to earn more than their traditional regulated rates of return, companies in the utilities group of industries may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets. Current and future regulations or legislation can make it more difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and thus may restrict utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that those increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

When-Issued and Delayed Delivery Instruments. In order to secure prices or yields deemed advantageous at the time a Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. A Fund may also enter into forward commitments. A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, a Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

If a Fund determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

Zero Coupon Bonds and Payment-in-Kind Securities. A Fund’s fixed income investments may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. A zero coupon bond pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt instruments which provide for regular payments of interest. Moreover, zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of futures payments.

A Fund may invest in payment-in-kind securities. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because payment-in-kind securities do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than securities that pay interest currently. Payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such securities may involve greater credit risks than securities paying interest currently in cash.

Investment Restrictions

The investment restrictions applicable to the Funds are set forth below and are either fundamental or non-fundamental. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental policies or restrictions may be changed by the Board without shareholder approval.

Unless otherwise indicated, all of the percentage limitations below (as with those recited in the Prospectus) apply to each Fund on an individual basis, and apply only at the time a transaction is entered into or an investment is made, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the applicable percentage that results from a relative change in values of portfolio investments or from a change in a Fund’s net assets will not be considered a violation of the Fund’s policies or restrictions.

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For a Fund with an 80% policy described below, the Fund will consider, for purposes of determining compliance with its 80% policy, the investment policies and/or principal investment strategies of the underlying funds in which the Fund, from time to time, may invest. Certain Funds may invest their assets in exchange-traded funds that invest in similar securities or instruments as the Funds. A Fund may count such securities or instruments towards various guideline tests, including the test with respect to 80% of the Fund’s net assets.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of each Fund and may not be changed, except as described below, without the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. For purposes of the fundamental investment restrictions, the phrase “to the extent permitted under the 1940 Act and the rules and regulations thereunder” may be informed by guidance and interpretations of the SEC or its staff or exemptive relief from the SEC.

1.	Each Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

2.	Each Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

3.	Each Fund may act as an underwriter of securities issued by others to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

4.	Each Fund may purchase or sell real estate to the extent permitted under the 1940 Act and the rules and regulations thereunder.

5.	Each Fund may invest in physical commodities or contracts relating to physical commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

6.	Each Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

7.	Except for Guardian Global Utilities VIP Fund, each Fund may not “concentrate” its investments in a particular industry or group of industries, except to the extent permitted under the 1940 Act and the rules and regulations thereunder. Guardian Global Utilities VIP Fund will invest at least 25% of its total assets in securities of companies in the utilities group of industries.

In addition to the fundamental restrictions listed above, each Fund except for Guardian Global Utilities VIP Fund operates in a manner consistent with its classification as a “diversified company,” as that term is defined in the 1940 Act. Guardian Global Utilities VIP Fund is classified as a “non-diversified company,” as that term is defined in the 1940 Act.

Additional Information Regarding Fundamental Investment Restrictions

Borrowing. In the event that a Fund’s “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Senior Securities. A Fund may enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance.

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Real Estate. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.

Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. In applying this restriction to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. The Funds do not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. A Fund will consider the concentration policy of any underlying funds in which the Fund invests for purposes of the Fund’s concentration policy.

For purposes of a Fund’s industry concentration policy, the Manager or Subadviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager or Subadviser may, but need not, consider industry classifications provided by third parties. The Manager and each Subadviser generally refer to the MSCI Global Industry Classification Standard (GICS®) for this purpose.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

Other Investment Policies and Restrictions

In addition to the fundamental investment restrictions described above, the Board has adopted certain non-fundamental policies and restrictions, which may be changed or amended by action of the Board without approval of shareholders.

Illiquid Securities. A Fund may not purchase securities or other instruments that are considered illiquid if, as a result of such purchase, more than 15% of the Fund’s net assets would be invested in such securities. A security or other instrument will be considered illiquid in accordance with the SEC and SEC staff guidance and interpretations (as may change from time to time), which, as of the date of this SAI, provide that a portfolio security or other asset is considered illiquid if it cannot be sold or disposed of (rather than settled) in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

Names Rule. Should a Fund’s name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund’s policy of investing, under normal circumstances, “at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment)” may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days’ notice prior to the effectiveness of the change.

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Trustees and Officers

The Trust’s Leadership Structure

The Board provides general oversight of the business and affairs of the Funds. The Trustees are responsible for deciding matters of overall policy and overseeing the key service providers to the Funds, including the Manager and Subadvisers. Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

The Role of the Board

The Board has appointed officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program, oversees the compliance programs of certain service providers to the Trust, and regularly reports to the Board as to compliance matters. Like most mutual funds, the Board delegates the day-to-day management of the Trust to the various service providers that have been contractually retained to provide such day-to-day services to the Trust. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership and Structure. The Board is composed of seven Trustees, a majority of which are Independent Trustees. The Chairman of the Board is an Interested Trustee. The Independent Trustees have appointed John Walters as Lead Independent Trustee of the Trust. The Lead Independent Trustee serves as the principal liaison between the Independent Trustees and management between Board meetings. In addition, the Lead Independent Trustee’s responsibilities include presiding at executive sessions of the Independent Trustees, consulting and coordinating with the Chairman of the Board and committee chair(s) with respect to Board and committee meeting agendas, and performing such other functions with respect to the Trust from time to time as may be agreed with the Chairman of the Board.

The Board meets as often as necessary to discharge its responsibilities. The Board meets at regularly scheduled meetings 4 times a year and also may meet in-person or by telephone at special meetings to discuss specific matters that may require action prior to the next regularly scheduled meeting. As described below, the Board has established an Audit Committee to assist the Board in fulfilling its oversight function.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities. The Independent Trustees have engaged independent legal counsel to assist them in fulfilling their responsibilities.

Board Oversight and Management of Risk. The day-to-day management of various risks related to the administration and operation of the Trust is the responsibility of management and other service providers retained by the Trust or by management, most of whom employ professional personnel who have risk management responsibilities. Risk management is a broad concept comprised of many elements. Accordingly, Board oversight of different types of risks is handled in different ways. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The Board and its Audit Committee also receive periodic reports as to how the Manager conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual portfolio managers or specific investment strategies. The Independent Trustees will meet regularly with the Chief Compliance Officer to discuss compliance and operational risks.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, the Manager and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities.

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The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds’ investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The following table provides basic information about the Trustees of the Trust as of the date of this SAI, including principal occupations during the past five years, although their specific titles may have varied over the period.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013-2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013-2015); Senior Vice President, Prudential Annuities (2008-2015).	16	None.

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Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Theda R. Haber (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009-2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009-2011); Deputy Global General Counsel, Barclays Global Investors (2006-2009); Managing Director, Barclays Global Investors (1998-2006).	16	None.

Marshall Lux (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009-2014).	16	None.

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Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Lisa K. Polsky (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010-2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007-2016).	16	None.

John Walters (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000-2010).	16	None.

Interested Trustees

Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	16	None.

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Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014-2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990-2014).	16	None.

*	Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
***	As of the date of this SAI, the Trust currently consists of 16 separate Funds.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills

The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. The following is a summary of qualifications, experiences, attributes and skills of each Trustee (in addition to the information in the table above) that support the conclusion that each individual is qualified to serve as a Trustee.

Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of service providers to the Trust, the capacity to evaluate financial and legal matters and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their shareholders.

Interested Trustees

Mr. Dinsmore. Mr. Dinsmore is the President and Principal Executive Officer of the Trust and an executive of The Guardian Life Insurance Company of America. He has extensive experience in the financial services industry, including positions at three large financial services and insurance firms.

Mr. Costantini. Mr. Costantini is Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America. He has extensive experience in the insurance industry, including as an executive officer of an international financial services group at which he spent over 20 years.

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Independent Trustees

Mr. Ferris. Mr. Ferris has extensive experience in the financial services industry, including as President and Chief Executive Officer of a broker-dealer responsible for distribution of annuity products, and has served as Chairman of an industry trade organization.

Ms. Haber. Ms. Haber has extensive experience in the asset management industry, including various senior positions at large asset managers, including General Counsel of a trust company affiliated with a major, global financial institution.

Mr. Lux. Mr. Lux has extensive experience in the financial services industry, including various senior positions in risk management and investment banking. Mr. Lux is a Senior Advisor at the Boston Consulting Group and was formerly a Senior Partner at the Boston Consulting Group and at McKinsey & Company. He is a Senior Fellow at Harvard University’s John F. Kennedy School of Government and currently serves on other boards.

Ms. Polsky. Ms. Polsky has extensive experience in the financial services industry, including several prior executive positions in derivatives trading and risk management. Ms. Polsky currently also serves on other boards and has served as Chair of the Audit Committee of an investment bank.

Mr. Walters. Mr. Walters has extensive experience in the financial services industry, including prior executive positions at a large insurance company. Mr. Walters currently also serves on other boards.

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including principal occupations during the past five years, although their specific titles may have varied over the period.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013-2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015-2017); Vice President, Morgan Stanley (2013-2015); Vice President, Corporate Audit Group – Compliance, Morgan Stanley prior thereto.

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Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013-2015); Vice President, Bank of New York Mellon prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

Standing Board Committee

The Board has established an Audit Committee, which is composed of all of the Independent Trustees of the Trust (Bruce W. Ferris, Theda R. Haber, Marshall Lux, Lisa K. Polsky (Chair), and John Walters). The Board has determined that Ms. Polsky is an “audit committee financial expert,” as such term is defined in the applicable SEC rules. The Audit Committee’s functions include, among other things, overseeing the Trust’s processes for accounting, auditing, financial reporting and internal controls. The Audit Committee met once during the fiscal year ended December 31, 2017.

Beneficial Interest of Trustees

No Trustee beneficially owned shares of the Funds as of December 31, 2017.

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Board Compensation

The Trust pays the Independent Trustees, either directly or indirectly, a retainer fee of $100,000 per year; a fee of $5,500 for each in-person Board meeting and associated committee meetings attended; and fees of $3,000 for telephonic Board meetings. In addition, the Lead Independent Trustee and the Chairperson of the Audit Committee receive additional annual compensation of $50,000 and $25,000, respectively. Independent Trustees are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. Each Fund in the Trust pays a pro rata share of these fees. The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all of the Funds in the Trust as of the end of each fiscal year. The Trust does not pay any compensation to the Interested Trustees. The Trust has no pension or retirement plan or benefits.

During the fiscal year ended December 31, 2017, each Independent Trustee received compensation from the Trust as follows:

Compensation Table

For The Period Ended December 31, 20171

Name of Fund	Bruce W. Ferris	Theda R. Haber	Marshall Lux	Lisa K. Polsky	John Walters
Guardian Large Cap Fundamental Growth VIP Fund	$9,060	$10,481	$8,911	$10,751	$12,762
Guardian Large Cap Disciplined Growth VIP Fund	$7,394	$8,542	$7,273	$8,778	$10,420
Guardian Integrated Research VIP Fund	$12,553	$14,467	$12,351	$14,913	$17,707
Guardian Diversified Research VIP Fund	$9,319	$10,778	$9,165	$11,058	$13,126
Guardian Large Cap Disciplined Value VIP Fund	$14,510	$16,736	$14,276	$17,234	$20,462
Guardian Growth & Income VIP Fund	$8,296	$9,585	$8,162	$9,850	$11,694
Guardian Mid Cap Traditional Growth VIP Fund	$11,075	$12,761	$10,899	$13,162	$15,630
Guardian Mid Cap Relative Value VIP Fund	$11,926	$13,714	$11,735	$14,176	$16,834
Guardian International Growth VIP Fund	$8,719	$10,004	$8,581	$10,371	$12,317
Guardian International Value VIP Fund	$11,927	$13,678	$11,732	$14,181	$16,841
Guardian Core Plus Fixed Income VIP Fund	$19,225	$21,972	$18,915	$22,881	$27,180

[1]	Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund had not commenced operations as of the date of this SAI. These Funds paid no such fees or expenses during the fiscal year ended December 31, 2017.

Management of the Funds

Description of Manager

Manager and Investment Management Agreement

Park Avenue Institutional Advisers LLC, a Delaware limited liability company organized in 2015 (“Park Avenue” or the “Manager”), serves as the investment manager of each Fund. The Manager is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Guardian Investor Services LLC, a Delaware limited liability company (“GIS”), which is a wholly-owned subsidiary of The Guardian Life Insurance Company of America, a New York insurance company (“Guardian Life”). The Manager serves as the adviser or subadviser to certain open-end management investment companies registered under the 1940 Act and provides investment advisory services to other clients. GIS and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment subadviser for registered investment companies from 1968 to 2015. The Manager’s principal office is located at 7 Hanover Square, New York, NY 10004. As of February 28, 2018, the Manager managed approximately $1.9 billion in assets.

Pursuant to an investment management agreement between the Trust, on behalf of the Funds, and the Manager, the Manager provides investment advisory and related management services and administrative and compliance services to the Funds (“Management Agreement”). The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds.

The Manager has delegated responsibility for the day-to-day investment management of certain Funds to the Subadvisers, subject to the oversight and supervision of the Manager. The Manager is responsible for, among other overall management services, overseeing the provision of management services for the Funds and assisting in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds as set forth in the Management Agreement, including custodial, transfer agency, accounting, auditing, compliance and certain related services. In addition, the Manager is responsible for overseeing and monitoring the nature and quality of services provided by the Subadvisers, including the Funds’ investment performance and the Subadvisers’ execution of the Funds’ investment strategies. In its oversight and monitoring role, the Manager also evaluates the Subadvisers’ investment processes, adherence to investment styles, strategies and techniques and other factors that the Manager deems relevant to its oversight and monitoring. The Manager conducts periodic due diligence of the Subadvisers and performs a variety of compliance monitoring functions with respect to the Funds.

After an initial term of two years for each Fund, the Management Agreement (as with the subadvisory agreements described below) continues in effect from year to year with respect to each Fund so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to the Management Agreement or who are Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (ii) a “vote of a majority of the outstanding voting securities” of such Fund (as defined in the 1940 Act).

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The Management Agreement may be terminated as to a particular Fund at any time without penalty by (i) the vote of the Board, (ii) the vote of a majority of the outstanding voting securities of that Fund, or (iii) the Manager, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by any party. The Management Agreement will terminate automatically in the event of its “assignment” (as defined in and interpreted under Section 2(a)(4) of the 1940 Act).

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisers to the Funds. The Manager and the Trust have received an exemptive order (the “Order”) from the SEC to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisers and subadvisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to subadvisory fees. The Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadviser.

As a condition to an order issued to GIAC, record owner of shares of the Funds, by the SEC permitting the substitution of shares of certain funds available as investment options under the Contracts with the corresponding shares of Guardian Core Plus Fixed Income VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian International Growth VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Traditional Growth VIP Fund and Guardian Mid Cap Relative Value VIP Fund (“Substitution Order”), GIAC has requested that the Manager and the Trust not change a sub-adviser, add a new sub-adviser, or otherwise rely on the Order or any replacement order from the SEC with respect to any of these Funds without first obtaining shareholder approval of the change in sub-adviser, the new sub-adviser, or the Fund’s ability to rely on the Order, or any replacement order from the SEC, at a shareholder meeting, to the extent required by law.

Management Fee Schedules

As compensation for its services and its assumption of certain expenses, the Manager is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of each respective Fund’s average daily net assets). The Subadvisers are or will be paid a percentage of each applicable Fund’s average daily net assets by the Manager out of its management fee.

Fund	Fee (as an annual percentage of average daily net assets of the Fund)
Guardian Large Cap Fundamental Growth VIP Fund	0.62% on assets up to $100 million; 0.57% on assets from $100 to $300 million; 0.52% on assets from $300 to $500 million; 0.50% on assets over $500 million.

Guardian Large Cap Disciplined Growth VIP Fund	0.62% on assets up to $100 million; 0.57% on assets from $100 to $300 million; 0.52% on assets from $300 to $500 million; 0.50% on assets over $500 million.

Guardian Integrated Research VIP Fund	0.55% on assets up to $100 million; 0.50% on assets from $100 to $300 million; 0.40% on assets over $300 million.

Guardian Diversified Research VIP Fund	0.60%

Guardian Large Cap Disciplined Value VIP Fund	0.65% on assets up to $100 million; 0.60% on assets from $100 to $300 million; 0.55% on assets from $300 to $500 million; 0.53% on assets over $500 million.

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Fund	Fee (as an annual percentage of average daily net assets of the Fund)
Guardian Growth & Income VIP Fund	0.65% on assets up to $100 million; 0.60% on assets from $100 to $300 million; 0.55% on assets from $300 to $500 million; 0.53% on assets over $500 million.

Guardian Mid Cap Traditional Growth VIP Fund	0.80% on assets up to $100 million; 0.75% on assets from $100 to $300 million; 0.73% on assets over $300 million.

Guardian Mid Cap Relative Value VIP Fund	0.72% on assets up to $100 million; 0.67% on assets from $100 to $300 million; 0.62% on assets from $300 to $500 million; 0.60% on assets over $500 million.

Guardian International Growth VIP Fund	0.80% on assets up to $100 million; 0.75% on assets over $100 million.

Guardian International Value VIP Fund	0.80% on assets up to $100 million; 0.75% on assets over $100 million.

Guardian Core Plus Fixed Income VIP Fund	0.45% on assets up to $300 million; 0.40% on assets over $300 million.

Guardian Small Cap Core VIP Fund	0.69%

Guardian Global Utilities VIP Fund	0.73%

Guardian Multi-Sector Bond VIP Fund	0.52%

Guardian Total Return Bond VIP Fund	0.45% on assets up to $300 million; 0.40% on assets over $300 million.

Guardian U.S. Government Securities VIP Fund	0.47%

Fee Waivers and Expense Limitations

The Manager has contractually agreed to waive certain fees and/or reimburse certain expenses through April 30, 2019 so that Total Annual Fund Operating Expenses After fee Waiver and/or Expense Reimbursement (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) do not exceed the following amounts of average daily net assets of the Funds as set forth below.

Fund	Expense Limitation
Guardian Large Cap Fundamental Growth VIP Fund	1.01%
Guardian Large Cap Disciplined Growth VIP Fund	0.87%
Guardian Integrated Research VIP Fund	0.96%
Guardian Diversified Research VIP Fund	1.02%
Guardian Large Cap Disciplined Value VIP Fund	0.97%
Guardian Growth & Income VIP Fund	1.01%
Guardian Mid Cap Traditional Growth VIP Fund	1.10%
Guardian Mid Cap Relative Value VIP Fund	1.00%
Guardian International Growth VIP Fund	1.18%
Guardian International Value VIP Fund	0.94%
Guardian Core Plus Fixed Income VIP Fund	0.79%
Guardian Small Cap Core VIP Fund	1.05%
Guardian Global Utilities VIP Fund	1.03%
Guardian Multi-Sector Bond VIP Fund	1.00%
Guardian Total Return Bond VIP Fund	0.79%
Guardian U.S. Government Securities VIP Fund	0.75%

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These expense limitations may not be increased or terminated prior to this time without Board action, may be terminated only upon approval of the Board, and are subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from a Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any (i.e., if the Fund will be able to make the repayment, after accounting for the repayment, without exceeding the expense limitation in effect at the time of the waiver or reimbursement and without exceeding the expense limitation in effect at the time of the recoupment, if any). For purposes of the expense limitations, extraordinary expenses relate to costs associated with events or transactions that are unusual in their nature and infrequent in their occurrence.

The expiration date of the expense limitation agreement and the recoupment right of the Manager as they relate to certain Funds is subject to the terms and conditions of the Substitution Order.

Management Fees Paid

The Funds pay the Manager fees as compensation for the services provided by it under the Management Agreement. The amount of these management fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund. Management fees paid to the Manager for the fiscal year ended December 31, 2017 are shown in the table below. Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund had not commenced operations as of the date of this SAI. These Funds paid no such fees or expenses during prior fiscal years.

Fund Name	Management Fees	Fee Waivers/ Expense Reimbursement
Guardian Large Cap Fundamental Growth VIP Fund	$95,745	$146,810
Guardian Large Cap Disciplined Growth VIP Fund	$77,146	$134,778
Guardian Integrated Research VIP Fund	$112,904	$194,792
Guardian Diversified Research VIP Fund	$95,099	$232,223
Guardian Large Cap Disciplined Value VIP Fund	$156,242	$222,461
Guardian Growth & Income VIP Fund	$90,777	$147,462
Guardian Mid Cap Traditional Growth VIP Fund	$145,127	$192,946
Guardian Mid Cap Relative Value VIP Fund	$138,367	$191,233
Guardian International Growth VIP Fund	$109,650	$174,590
Guardian International Value VIP Fund	$150,096	$240,766
Guardian Core Plus Fixed Income VIP Fund	$133,812	$284,497

Management fees paid to the Manager for the fiscal year ended December 31, 2016 are shown in the table below.

Fund Name[1]	Management Fees	Fee Waivers/ Expense Reimbursement
Guardian Large Cap Fundamental Growth VIP Fund	$13,847	$59,879
Guardian Large Cap Disciplined Growth VIP Fund	$12,562	$57,170
Guardian Integrated Research VIP Fund	$21,457	$79,270
Guardian Diversified Research VIP Fund	$13,603	$61,100
Guardian Large Cap Disciplined Value VIP Fund	$27,039	$85,076
Guardian Growth & Income VIP Fund	$14,182	$59,754
Guardian Mid Cap Traditional Growth VIP Fund	$29,551	$81,172
Guardian Mid Cap Relative Value VIP Fund	$28,128	$80,014
Guardian International Growth VIP Fund	$27,251	$84,283
Guardian International Value VIP Fund	$30,122	$89,833
Guardian Core Plus Fixed Income VIP Fund	$32,419	$145,221

[1]	Each Fund commenced operations on September 1, 2016.

Other Expenses of the Trust

All costs of the Trust’s operations are born by the Trust. Costs other than the management fees and other fees previously described include, but are not limited to, audit, tax, legal, administrative, transfer agency, custodian and other service provider expenses; fees and expenses of officers and Trustees; and proxy solicitation costs. Certain Fund expenses directly attributable to a particular Fund are charged to that Fund. Other Trust expenses shared by several Funds are allocated proportionately amongst those Funds in relation to the net assets of each Fund.

State Street Bank and Trust Company (“State Street”) provides certain administrative services, including fund accounting and tax-related services, to the Funds pursuant to an Administrative Services Agreement. The aggregate amount of the administrative fees accrued by each Fund payable to State Street pursuant to the Administrative Services Agreement during the fiscal year ended December 31, 2017 is set forth in the table below. Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund had not commenced operations as of the date of this SAI. These Funds paid no such fees or expenses during prior fiscal years.

Fund Name
Guardian Large Cap Fundamental Growth VIP Fund	$29,785
Guardian Large Cap Disciplined Growth VIP Fund	$26,120
Guardian Integrated Research VIP Fund	$47,919
Guardian Diversified Research VIP Fund	$109,233
Guardian Large Cap Disciplined Value VIP Fund	$45,135
Guardian Growth & Income VIP Fund	$28,776
Guardian Mid Cap Traditional Growth VIP Fund	$35,848
Guardian Mid Cap Relative Value VIP Fund	$41,001
Guardian International Growth VIP Fund	$51,813
Guardian International Value VIP Fund	$71,262
Guardian Core Plus Fixed Income VIP Fund	$64,306

The aggregate amount of the administrative fees accrued by each Fund payable to State Street pursuant to the Administrative Services Agreement during the fiscal year ended December 31, 2016 is set forth in the table below.

Fund Name[1]
Guardian Large Cap Fundamental Growth VIP Fund	$223
Guardian Large Cap Disciplined Growth VIP Fund	$203
Guardian Integrated Research VIP Fund	$390
Guardian Diversified Research VIP Fund	$227
Guardian Large Cap Disciplined Value VIP Fund	$416
Guardian Growth & Income VIP Fund	$218
Guardian Mid Cap Traditional Growth VIP Fund	$369
Guardian Mid Cap Relative Value VIP Fund	$391
Guardian International Growth VIP Fund	$341
Guardian International Value VIP Fund	$377
Guardian Core Plus Fixed Income VIP Fund	$720

[1]	Each Fund commenced operations on September 1, 2016.

Securities Lending

The Funds did not engage in securities lending activities during the fiscal year ended December 31, 2017.

Information About the Subadvisers/Portfolio Managers

Subadvisers

For certain Funds, the Manager employs other investment advisory firms to serve as Subadvisers, subject to subadvisory agreements. The Manager takes on the entrepreneurial risks associated with the launch of each Fund and its ongoing operations. In addition, the Manager supports the Board oversight process by, among other things, acting on Board instructions relating to the Funds and providing reports and other information requested by the Board from time to time.

Each Subadviser has entered into a subadvisory agreement with the Manager, on behalf of each applicable Fund. Each Subadviser provides investment advisory services to the applicable Fund. With respect to these Funds, the Manager oversees and monitors the services provided by the Subadvisers. The Manager evaluates the performance of each Subadviser and the Subadviser’s execution of a Fund’s investment strategies, as well as the Subadviser’s adherence to the Fund’s investment objective(s) and policies. The Manager conducts risk analysis and performance attribution to analyze a Fund’s performance and risk profile, and works with a Subadviser to implement changes to a Fund’s strategies when appropriate. The Manager’s analysis and oversight of a Subadviser may result in the Manager’s recommendation to the Board that a Subadviser be terminated and replaced.

The Manager also conducts ongoing due diligence on Subadvisers involving periodic on-site visits, in-person meetings and/or telephonic meetings, including due diligence of each Subadviser’s written compliance policies and procedures and assessments of each Subadviser’s compliance program and code of ethics. The Manager also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

The Manager also conducts searches for new Subadvisers for new funds or to replace existing Subadvisers when appropriate and coordinates the on-boarding process for new Subadvisers, including establishing trading accounts to enable the Subadviser to begin managing Fund assets. Additionally, in the event that a Subadviser were to become unable to manage a Fund, the Manager has implemented plans to provide for the continued management of the Fund. The Manager oversees and implements transition management programs when significant changes are made to a Fund, including when a Subadviser is replaced or when there are large purchases or withdrawals, to seek to reduce transaction costs for a Fund. The Manager also monitors and regulates large purchase and redemption orders to minimize potentially adverse effects on a Fund.

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The information below provides organizational information on each of the Subadvisers, which includes, if applicable, the name of any person(s) who controls the Subadviser, the basis of the person’s control, and the general nature of the person’s business.

Subadvisory Fee Schedules

For the services provided, the Manager pays a monthly fee to each Subadviser based on an annual percentage of the average daily net assets of the Fund(s) that the Subadviser manages according to the following schedules:

Subadviser	Fund	Annual Subadvisory Fee
ClearBridge	Guardian Large Cap Fundamental Growth VIP Fund	0.30% on first $100 million in assets; 0.27% on next $200 million in assets; 0.25% on assets over $300 million

	Guardian Small Cap Core VIP Fund	0.37%

Wellington	Guardian Large Cap Disciplined Growth VIP Fund

0.33% of the first $50 million in assets;

0.30% on the next $100 million in assets;

0.27% on the next $200 million in assets;

0.24% on the next $200 million in assets;

0.22% over $550 million in assets

	Guardian Global Utilities VIP Fund	0.36%

MFS	Guardian Integrated Research VIP Fund	0.25% on first $100 million in assets; 0.20% for the next $150 million in assets; 0.175% for the next $250 million in assets; 0.15% for assets over $500 million

Putnam	Guardian Diversified Research VIP Fund	0.30%

Boston Partners	Guardian Large Cap Disciplined Value VIP Fund	0.40% on first $100 million in assets; 0.30% on next $150 million in assets; 0.25% on assets over $250 million

Alliance Bernstein	Guardian Growth & Income VIP Fund	0.30% of the first $200 million in assets 0.28% over $200 million in assets

Janus	Guardian Mid Cap Traditional Growth VIP Fund	0.44% of the first $50 million in assets 0.40% over $50 million in assets

WellsCap	Guardian Mid Cap Relative Value VIP Fund	0.40% of the first $100 million in assets; 0.35% on the next $50 million in assets; 0.30% over $150 million in assets

J.P. Morgan	Guardian International Growth VIP Fund	0.40%

Lazard	Guardian International Value VIP Fund	0.40% on first $50 million in assets; 0.38% on assets over $50 million

Lord Abbett	Guardian Core Plus Fixed Income VIP Fund	0.225% on first $250 million in assets; 0.20% on assets over $250 million

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Subadvisory Fees Paid

As compensation for services provided under the subadvisory agreements, the Manager (not the Funds) pays a subadvisory fee to each subadviser. The amount of these subadvisory fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund. Subadvisory fees paid by the Manager for the fiscal year ended December 31, 2017 are shown in the table below. Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund had not commenced operations as of the date of this SAI. These Funds paid no such fees or expenses during prior fiscal years.

Fund Name	Subadvisory Fees
Guardian Large Cap Fundamental Growth VIP Fund	$46,328
Guardian Large Cap Disciplined Growth VIP Fund	$41,061
Guardian Integrated Research VIP Fund	$51,320
Guardian Diversified Research VIP Fund	$47,550
Guardian Large Cap Disciplined Value VIP Fund	$96,149
Guardian Growth & Income VIP Fund	$41,897
Guardian Mid Cap Traditional Growth VIP Fund	$79,820
Guardian Mid Cap Relative Value VIP Fund	$76,870
Guardian International Growth VIP Fund	$54,825
Guardian International Value VIP Fund	$75,048
Guardian Core Plus Fixed Income VIP Fund	$66,906

Subadvisory fees paid by the Manager for the fiscal year ended December 31, 2016 are shown in the table below.

Fund Name[1]	Subadvisory Fees
Guardian Large Cap Fundamental Growth VIP Fund	$6,700
Guardian Large Cap Disciplined Growth VIP Fund	$6,686
Guardian Integrated Research VIP Fund	$9,753
Guardian Diversified Research VIP Fund	$6,801
Guardian Large Cap Disciplined Value VIP Fund	$16,639
Guardian Growth & Income VIP Fund	$6,546
Guardian Mid Cap Traditional Growth VIP Fund	$16,253
Guardian Mid Cap Relative Value VIP Fund	$15,627
Guardian International Growth VIP Fund	$13,626
Guardian International Value VIP Fund	$15,061
Guardian Core Plus Fixed Income VIP Fund	$16,210

[1]	Each Fund commenced operations on September 1, 2016.

The following provides information regarding each Subadviser’s (or portfolio manager’s, as applicable) compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Trust. Each individual or team member is referred to as a portfolio manager in this section. The Subadvisers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the Subadvisers against one another. Each Subadviser is a separate entity that may employ different compensation structures, have different management requirements, and may be affected by different conflicts of interests.

Compensation Structures and Methods

The following describes the structure of, and the method(s) used to determine, the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund’s portfolio manager(s) as of the date of this SAI, unless otherwise noted. In an effort to retain key personnel, the Manager and each Subadviser has structured its compensation plans for portfolio managers and other key personnel in a manner that it believes is competitive with other investment management firms. The descriptions may include compensation benchmarks, which are chosen by the Manager or a particular Subadviser and may or may not match a Fund’s benchmark index or other indices presented in the Prospectus.

Park Avenue

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relative to peers and positive excess return versus appropriate benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on a Fund’s performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. The index component is based on whether the Fund’s performance exceeds the performance of its public benchmark index. The incentive compensation calculation for a given portfolio manager is based on weightings that generally reflect that portfolio manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios with similar asset class strategies. In determining the actual incentive compensation awarded to an individual portfolio manager, senior management may increase or decrease the award at its discretion based on the manager’s contribution to performance and other factors.

ClearBridge

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award.

•

ClearBridge’s Deferred Incentive Plan (CDIP) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the

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performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

•	Market compensation survey research by independent third parties.

Wellington

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and Guardian Variable Products Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2017.

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Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for the other Portfolio Managers are determined by the Portfolio Managers’ experience and performance in their roles as Portfolio Managers. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Managers are eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Managers and generally each other account managed by such Portfolio Managers. The Portfolio Managers’ incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Managers compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Chally and Mr. Levering are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Guardian Large Cap Disciplined Growth VIP Fund	Russell 1000 Growth

MFS

Portfolio manager compensation is reviewed annually. As of December 31, 2017, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of assets managed by the portfolio manager over three and five-year periods relative to peer group universes and/or indices (“benchmarks”).

As of December 31, 2017, the following benchmarks were used to measure the following portfolio managers’ performance for the following Fund:

Fund	Portfolio Manager	Benchmark(s)
Guardian Integrated Research VIP Fund	Matt Krummell	Standard & Poor’s 500 Stock Index
	Jim Fallon	Standard & Poor’s 500 Stock Index
	Jonathan Sage	Standard & Poor’s 500 Stock Index
	Jed Stocks	Standard & Poor’s 500 Stock Index

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is primarily given to portfolio performance over three and five years with consideration given to other periods, if available. For portfolio managers who have served for more than five years, additional, longer-term performance periods, including the ten-year and since inception periods, are also considered. For portfolio managers who have served for less than three years, additional, shorter-term performance periods, including the one-year period, may also be considered. Emphasis is generally placed on longer performance periods when multiple performance periods are available.

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The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Putnam

In order to attract and retain top talent, Putnam offers competitive compensation packages. Our total compensation program, which includes base salary, incentive pay, and other retirement and benefit perquisites, compares favorably with other firms in the industry. Putnam’s Human Resources Department periodically conducts reviews to ensure that our compensation packages remain competitive.

While there is no guarantee that investment objectives will be met, our investment compensation program aligns manager goals with the firm’s chief objective — achieving clients’ objectives by delivering strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling three-year period. It emphasizes long-term performance goals and does not offer any extra incentives for outperforming by a wide margin over short-term periods. Incentive targets are set on an individual basis for investment staff. These targets are based on the top performance of the market and are designed to reward performance at this level with the primary bonus driver being fund performance against the market over three years. In particular:

•	Portfolio managers who achieve top performance returns, consistent with client mandates and strong risk controls, are eligible for full bonuses

•	Portfolio managers who deliver median performance will receive 50% of their target bonus

•	Portfolio managers who deliver bottom performance will typically receive no bonus

In addition to their individual performance, evaluations take into account the performance of their group and a non-fund component. Actual incentive compensation may be higher or lower than the target, based on individual, group, and non-fund performance, and may also reflect the performance of Putnam as a firm. As well as incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience

Boston Partners

All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance.

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Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

2.	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

3.	Investment Team Performance: the financial results of the investment group; and

4.	Firm-wide Performance: the overall financial performance of Boston Partners.

We retain professional compensation consultants with asset management expertise to annually review our practices to ensure that they remain highly competitive.

Alliance Bernstein

AllianceBernstein’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees.

We incorporate multiple sources of industry benchmarking data to ensure that our compensation is highly competitive and fully reflects the contributions of our investment professionals.

Portfolio managers and analysts receive base compensation, incentive compensation and retirement contributions. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

Compensation for Portfolio Managers

Total compensation for portfolio managers is determined by quantitative and qualitative factors. Quantitative factors are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute and relative investment performance, and is weighted more heavily. Relative returns are determined based on the strategy’s primary benchmark and versus peers over one-, three- and five-year periods—with more weight given to longer time periods. Peer groups are chosen by our Product Management team in coordination with investment CIOs to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen. Other factors can play a part in determining portfolio managers’ compensation, including complexity of investment strategies managed, volume of assets managed and experience.

Compensation for Analysts

Compensation for our analysts is evaluated by our chief investment officers in conjunction with portfolio managers from all parts of the world. Depending on the analyst’s specific responsibilities and area of coverage, the following criteria are used to evaluate each analyst: the performance of his or her research recommendations and advocacy of those recommendations; the breadth and depth of his or her research knowledge; the level of attentiveness to forecasts and market movements; and his or her willingness to collaborate and contribute to the overall intellectual capital of the firm.

Compensation for Traders

Traders are compensated by a salary and year end performance bonus. Our chief investment officers, senior portfolio managers and directors of research and directors of trading evaluate individual traders based on a number of factors including their ability to implement investment decisions, market knowledge, communication with senior investment professionals and the overall transaction cost analysis results we receive from independent providers.

Janus

The following describes the structure and method of calculating a portfolio manager’s compensation as of December 31, 2017. The portfolio manager is compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consist of a mixture of Janus Henderson Group plc restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager.

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A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with Janus Henderson Group plc’s Executive Income Deferral Program.

WellsCap

The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys in order to provide WellsCap with market-based compensation information to help support individual pay decisions. In addition to investment management compensations surveys, WellsCap also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of the Funds or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

Furthermore, investment professionals, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

JPMIM

JPMIM’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMIM manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMIM or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMIM’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the

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percentage of compensation awarded in deferred incentives also increases. JPMIM’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan which may include JPMorgan stock units, depending on the employee’s election. When these awards vest over time (typically 3 years), the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds or shares of JPMorgan common stock.

Lazard

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the account managed by such portfolio management teams.

Lord Abbett

When used in this section, the term “fund” refers to the Guardian Core Plus Fixed Income VIP Fund as well as any other registered investment companies, pooled investment vehicles, and accounts managed or sub-advised by a Lord Abbett portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and, competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate a fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectuses, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within one or more of the Fund’s peer groups maintained by rating agencies. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmarks. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a

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formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Other Accounts Managed

The following table includes information for each portfolio manager of the Funds regarding the number and total assets of other accounts managed as of December 31, 2017 that each portfolio manager has day-to-day management responsibilities for, other than the Fund they manage (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. See the Prospectus for information on the Fund that each portfolio manager listed in the table manages within the Trust.

Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account. Table data has been provided by the Manager and the applicable Subadviser.

Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (millions)
Park Avenue Kevin J. Booth, CFA	Registered Investment Companies	4	$.86	0	$0
	Other Pooled Investment Vehicles	2	$.77	0	$0
	Other Accounts	2	$2.15	0	$0
Park Avenue Robert J. Crimmins	Registered Investment Companies	1	$.06	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	$28.99	0	$0
Park Avenue John Gargana	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1	$3.95	0	$0
Park Avenue Paul Jablansky	Registered Investment Companies	1	$.06	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1	$3.95	0	$0
Park Avenue Issac H. Lowenbraun	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1	$3.95	0	$0
Park Avenue David Padulo, CFA	Registered Investment Companies	1	$0.60	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	$28.99	0	$0
Park Avenue Demetrios Tsaparas, CFA	Registered Investment Companies	1	$0.60	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1	$3.95	0	$0

Subadviser/ Portfolio Manager(s)	Types of Account	Total Number of Other Accounts Managed	Total Assets by Other Accounts Managed ($ millions)	Number of Other Accounts Managed Paying Performance Fee	Total Assets of Other Accounts Managed Paying Performance Fee ($ millions)
ClearBridge Margaret B.Vitrano	Registered Investment Companies	10	$12,053	0	$0
	Other Pooled Investment Vehicles	4	$1,087	0	$0
	Other Accounts	52,487	$17,595	0	$0
ClearBridge Peter Bourbeau	Registered Investment Companies	10	$12,053	0	$0
	Other Pooled Investment Vehicles	4	$1,087	0	$0
	Other Accounts	52,487	$17,595	0	$0
ClearBridge Albert Grossman	Registered Investment Companies	3	$3,226	0	$0
	Other Pooled Investment Vehicles	1	$49	0	$0
	Other Accounts	7,966	$3,599	0	$0
ClearBridge Brian Lund, CFA	Registered Investment Companies	2	$1,326	0	$0
	Other Pooled Investment Vehicles	1	$49	0	$0
	Other Accounts	174	$41	0	$0
Wellington Mammen Chally	Registered Investment Companies	15	$12,107	0	$0
	Other Pooled Investment Vehicles	4	$370.80	0	$0
	Other Accounts	10	$1,154	1	$237.45

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Subadviser/ Portfolio Manager(s)	Types of Account	Total Number of Other Accounts Managed	Total Assets by Other Accounts Managed ($ millions)	Number of Other Accounts Managed Paying Performance Fee	Total Assets of Other Accounts Managed Paying Performance Fee ($ millions)
Wellington David Siegle	Registered Investment Companies	15	$12,106	0	$0
	Other Pooled Investment Vehicles	4	$370.80	0	$0
	Other Accounts	10	$1,154	1	$237.45
Wellington Douglas McLane	Registered Investment Companies	16	$12,163	0	$0
	Other Pooled Investment Vehicles	5	$375.30	0	$0
	Other Accounts	10	$1,154	1	$237.45
Wellington Tom Levering	Registered Investment Companies	8	$236.50	0	$0
	Other Pooled Investment Vehicles	20	$1,060	8	$689.50
	Other Accounts	51	$1,044	16	$387.80
MFS Matt Krummell	Registered Investment Companies	22	$10,778	0	$0
	Other Pooled Investment Vehicles	18	$1,713	0	$0
	Other Accounts	37	$5,684	0	$0
MFS Jim Fallon	Registered Investment Companies	20	$10,699	0	$0
	Other Pooled Investment Vehicles	18	$1,713	0	$0
	Other Accounts	47	$7,783	0	$0
MFS Jonathan Sage	Registered Investment Companies	28	$30,094	0	$0
	Other Pooled Investment Vehicles	20	$4,989	0	$0
	Other Accounts	44	$15,587	0	$0
MFS Jed Stocks	Registered Investment Companies	20	$10,699	0	$0
	Other Pooled Investment Vehicles	18	$1,713	0	$0
	Other Accounts	36	$5,682	0	$0

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Subadviser/ Portfolio Manager(s)	Types of Account	Total Number of Other Accounts Managed	Total Assets by Other Accounts Managed ($ millions)	Number of Other Accounts Managed Paying Performance Fee	Total Assets of Other Accounts Managed Paying Performance Fee ($ millions)
Putnam Aaron Cooper	Registered Investment Companies	5	$1,250.1	0	$—
	Other Pooled Investment Vehicles	0	$—	0	$—
	Other Accounts	1	$22.8	0	$—
Putnam Samuel Cox	Registered Investment Companies	7	$2,240.7	0	$—
	Other Pooled Investment Vehicles	0	$—	0	$—
	Other Accounts	0	$—	0	$—
Putnam Kathryn Lakin	Registered Investment Companies	5	$719.2	0	$—
	Other Pooled Investment Vehicles	0	$—	0	$—
	Other Accounts	0	$—	0	$—
Boston Partners Mark E. Donovan	Registered Investment Companies	3	$16,219	0	$0
	Other Pooled Investment Vehicles	4	$3,792	0	$0
	Other Accounts	221	$13,590	3	$166
Boston Partners David J. Pyle	Registered Investment Companies	3	$16,219	0	$0
	Other Pooled Investment Vehicles	5	$3,792	0	$0
	Other Accounts	221	$13,590	3	$166
Alliance Bernstein Frank Caruso	Registered Investment Companies	28	$18,604	0	$0
	Other Pooled Investment Vehicles	14	$3,834	0	$0
	Other Accounts	28,905	$17,539	0	$0
Alliance Bernstein Vinay Thapar	Registered Investment Companies	4	$6,944	0	$0
	Other Pooled Investment Vehicles	13	$3,647	0	$0
	Other Accounts	2,915	$1,638	0	$0
Alliance Bernstein John Fogarty	Registered Investment Companies	22	$9,949	0	$0
	Other Pooled Investment Vehicles	14	$4,129	0	$0
	Other Accounts	2,923	$2,645	0	$0

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Subadviser/ Portfolio Manager(s)	Types of Account	Total Number of Other Accounts Managed	Total Assets by Other Accounts Managed ($ millions)	Number of Other Accounts Managed Paying Performance Fee	Total Assets of Other Accounts Managed Paying Performance Fee ($ millions)
Janus Brian Demain	Registered Investment Companies	5	$19,224.62	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	7	$1,799.93	0	$0
Janus Cody Wheaton	Registered Investment Companies	5	$19,224.62	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	7	$1,799.93	0	$0
WellsCap James M. Tringas	Registered Investment Companies	7	$12,606.8	0	$0
	Other Pooled Investment Vehicles	2	$158.9	1	$71.0
	Other Accounts	14	$645.0	0	$0
WellsCap Bryant VanCronkhite	Registered Investment Companies	7	$8,753	0	$0
	Other Pooled Investment Vehicles	2	$158.9	1	$71.0
	Other Accounts	14	$645.0	0	$0
JPMIM Shane Duffy	Registered Investment Companies	5	$5.434	0	$0
	Other Pooled Investment Vehicles	11	$4.476	0	$0
	Other Accounts	5	$1.721	2	$707
Lazard Michael Bennett	Registered Investment Companies	13	$17,828	1	$4,041.53
	Other Pooled Investment Vehicles	15	$3,444	0	$0
	Other Accounts	217	$25,949	1	$117.34

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Subadviser/ Portfolio Manager(s)	Types of Account	Total Number of Other Accounts Managed	Total Assets by Other Accounts Managed ($ millions)	Number of Other Accounts Managed Paying Performance Fee	Total Assets of Other Accounts Managed Paying Performance Fee ($ millions)
Lazard Michael Fry	Registered Investment Companies	10	$10,379	1	$4,041.53
	Other Pooled Investment Vehicles	12	$2,739	0	$0
	Other Accounts	173	$18,275	1	$117.34
Lazard Kevin Matthews	Registered Investment Companies	10	$10,379	1	$4,041.53
	Other Pooled Investment Vehicles	12	$2,739	0	$0
	Other Accounts	173	$18,275	1	$117.34
Lazard Michael Powers	Registered Investment Companies	10	$10,379	1	$4,041.53
	Other Pooled Investment Vehicles	12	$2,739	0	$0
	Other Accounts	173	$18,275	1	$117.34
Lazard John Reinsberg	Registered Investment Companies	12	$13,733	0	$0
	Other Pooled Investment Vehicles	17	$2,770	0	$0
	Other Accounts	89	$16,535	2	$419.15
Lord Abbett Robert A. Lee	Registered Investment Companies	22	$92,389		$0
	Other Pooled Investment Vehicles	25	$6,972	0	$0
	Other Accounts	3,628	$7,051	0	$0
Lord Abbett Kewjin Yuoh	Registered Investment Companies	15	$68,852	0	$0
	Other Pooled Investment Vehicles	11	$2,555	0	$0
	Other Accounts	1,400	$4,871	0	$0

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Subadviser/ Portfolio Manager(s)	Types of Account	Total Number of Other Accounts Managed	Total Assets by Other Accounts Managed ($ millions)	Number of Other Accounts Managed Paying Performance Fee	Total Assets of Other Accounts Managed Paying Performance Fee ($ millions)
Lord Abbett Andrew H. O’Brien	Registered Investment Companies	15	$68,357	0	$0
	Other Pooled Investment Vehicles	12	$2,568	0	$0
	Other Accounts	1400	$4,871	0	$0
Lord Abbett Steven F. Rocco	Registered Investment Companies	13	$82,688	0	$0
	Other Pooled Investment Vehicles	24	$6,903	0	$0
	Other Accounts	3,612	$5,955	0	$0
Lord Abbett Leah G. Traub	Registered Investment Companies	17	$68,586	0	$0
	Other Pooled Investment Vehicles	12	$2,568	0	$0
	Other Accounts	1,400	$4,871	0	$0

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Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Fund may be presented with the potential conflicts summarized below. The Manager and each Subadviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

Park Avenue

Portfolio managers for the Manager typically manage other portfolios with investment objectives and strategies that are similar to those of the Funds; however, specific security selection typically differs among portfolios based on investment objectives and duration requirements. In general, the other portfolios are managed using the same investment tools and resources that are used in connection with the management of the Funds. Accordingly, portfolio managers often make investment decisions and place trades for other accounts that are similar to those made for the Funds due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of the other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund. These decisions can be driven by differences in investment objectives or in the duration of benchmarks used for the other accounts and the Funds. Depending on market conditions, any of these actions could have a positive or adverse impact on a Fund.

Because the Funds’ portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a Fund as compared to the time and attention the manager spends on other accounts. The Manager could also be perceived as having a conflict of interest if it or any of its affiliates has an investment in an account that is materially larger than its investment in a Fund. To address these and other potential conflicts of interest, the Manager has adopted trade allocation policies and procedures, which provide for fair treatment including procedures for allocation of initial public offerings and has monitoring procedures for compliance with each Fund’s investment policies and with the Code of Ethics of the Funds and the Manager. In addition, the Manager periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

ClearBridge

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

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Wellington

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Chally, Levering, McLane and Siegle manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

MFS

The Subadviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Subadviser or its subsidiaries with similar investment objectives. MFS trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Subadviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

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When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Subadviser to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

The Subadviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Putnam

Like other investment professionals with multiple clients, the fund’s portfolio managers may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s portfolio managers may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than Putnam-sponsored registered investment companies. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s portfolio managers, may also

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invest in certain pilot accounts. Putnam Management, and to the extent applicable, the portfolio managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the portfolio managers consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management has adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the portfolio managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the portfolio managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s portfolio managers may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

Boston Partners

Boston Partners recognizes that conflicts are inherent in any investment advisory business with respect to the management of client accounts. These conflicts include, but are not limited to, simultaneous management of different types of accounts, activities with affiliated entities, value-added investors, access to material non-public information, and selective disclosure. In addition, side-by-side management of registered investment companies, hedge funds and separately managed accounts pose particular conflicts such as differing fee structures, differing investments selected for the various vehicles, inappropriate or unsupported valuations, and inequitable allocation and aggregation trading practices. Boston Partners has taken each of these conflicts into consideration and has developed reasonable policies and procedures designed to monitor and mitigate the conflicts. Additionally, Boston Partners discloses these conflicts to clients in its Form ADV.

Alliance Bernstein

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, AB owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

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Employee Personal Trading. AB has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AB own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AB permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AB’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AB. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 60 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AB has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AB’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AB has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AB routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. AB’s procedures are also designed to address potential conflicts of interest that may arise when AB has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AB could share in investment gains.

To address these conflicts of interest, AB’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Janus

The portfolio manager may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus Henderson funds, private-label mutual funds for which Janus serves as subadviser, and

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separately managed accounts or other pooled investment vehicles which may have materially higher fees than the Fund. As such, fees earned by Janus may vary among these accounts. Janus or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio manager may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in the Fund’s portfolio or may have a performance-based management fee. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts.

WellsCap

WellsCap’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

JPMIM

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMIM’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMIM and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMIM, JPMorgan Chase and its directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMIM, JPMorgan Chase and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or JPMorgan Chase. JPMIM and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM, or JPMorgan Chase or its clients.

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JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMIM’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

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Lazard

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio managers and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

Lord Abbett

Conflicts of interest may arise in connection with Lord Abbett portfolio managers’ management of the investments of the Guardian Core Plus Fixed Income VIP Fund and the investments of the portfolio managers’ other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure

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that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the portfolio managers’ other accounts in the table referenced above.

Beneficial Interest of Portfolio Managers

Portfolio managers are not required to own shares of the Fund that they manage on behalf of the Trust. In order to own shares of a Fund, a portfolio manager would need to be a Contract owner. In addition, although the level of a portfolio manager’s ownership may be an indicator of his or her confidence in a Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no Fund shares has any less confidence or is any less concerned about the applicable Fund’s performance.

The portfolio managers did not own any Fund shares as of the date of this SAI.

Distribution of the Trust Shares

Distributor

Park Avenue Securities LLC serves as the distributor for the shares of each Fund pursuant to a distribution and service agreement (“Distribution and Service Agreement”) with the Trust, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of GIAC, and is an affiliate of the Manager. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Distributor’s principal office is located at 7 Hanover Square, New York, NY 10004.

The Distribution and Service Agreement will continue in effect with respect to the Funds for successive one-year periods after an initial two year term, provided that each such continuance is specifically approved annually (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to the Distribution and Service Agreement or who are Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act). If the Distribution and Service Agreement is terminated with respect to one or more Funds, it may continue in effect with respect to any Fund as to which it has not been terminated. The Distribution and Service Agreement is terminable with respect to a Fund without penalty, at any time, by the Fund upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distribution and Service Agreement will terminate in the event of its assignment. The Distributor is not obligated to sell any specific amount of Trust shares.

Distribution and Service Plan

Each Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the shares of each Fund are charged an annual fee of 0.25% of the average daily net assets of the Fund to compensate the Distributor for providing various distribution and service-related activities for the benefit of Fund shareholders, including Contract owners with interests in the Funds. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges. The fees payable under the 12b-1 Plan will be paid to the Distributor without considering the actual expenses borne by the Distributor in carrying out its responsibilities under the 12b-1 Plan, which may be less than or greater than the amounts paid as compensation under the Plan. Under the 12b-1 Plan, payments for distribution and/or servicing of Fund shares can be made directly to GIAC or another life insurance company or other intermediary at the direction of the Distributor. If the 12b-1 Plan for a Fund is terminated, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

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The 12b-1 Plan shall continue in effect from year to year with respect to a Fund, provided such continuance is approved at least annually by the Board or by a “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees. The 12b-1 Plan may not be amended to increase materially the amount that may be spent thereunder for distribution and/or servicing by a Fund without the approval by a vote of a majority of the outstanding voting securities of that Fund. All material amendments to the Plan and any related distribution agreement must be approved by a majority of the Trustees, including the Independent Trustees, in the manner described in the 12b-1 Plan.

The 12b-1 Plan may be terminated as to a Fund at any time, without penalty, by a vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that Fund. So long as any 12b-1 Plan is in effect, the selection and nomination of Independent Trustees has been committed to the Independent Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit each Fund, the shares of each Fund, and their respective shareholders. Pursuant to the 12b-1 Plan, the Distributor shall provide the Fund for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

12b-1 Plan Fees Paid

The following table shows payments made by the Funds under the 12b-1 Plan for the fiscal year ended December 31, 2017.

Fund Name	12b-1 Fees
Guardian Large Cap Fundamental Growth VIP Fund	$38,607
Guardian Large Cap Disciplined Growth VIP Fund	$31,107
Guardian Integrated Research VIP Fund	$51,320
Guardian Diversified Research VIP Fund	$39,625
Guardian Large Cap Disciplined Value VIP Fund	$60,093
Guardian Growth & Income VIP Fund	$34,914
Guardian Mid Cap Traditional Growth VIP Fund	$45,352
Guardian Mid Cap Relative Value VIP Fund	$48,044
Guardian International Growth VIP Fund	$34,266
Guardian International Value VIP Fund	$46,905
Guardian Core Plus Fixed Income VIP Fund	$74,340

The following table shows the total expenses incurred by the Distributor for the costs of promotion and distribution with respect to shares of each Fund for the fiscal year ended December 31, 2017.

Fund Name	Total	Compensation to sales personnel	Advertising	Printing and mailing of prospectuses to other than current shareholders	Compensation to broker- dealers	Compensation to Underwriters	Other — (Training and supervision)
Guardian Large Cap Fundamental Growth VIP Fund	$34,128	$19,580	$3,592	$514	$138	$9,653	$651
Guardian Large Cap Disciplined Growth VIP Fund	$23,897	$13,187	$2,419	$344	$97	$7,410	$438
Guardian Integrated Research VIP Fund	$37,617	$20,973	$3,848	$531	$138	$11,431	$697
Guardian Diversified Research VIP Fund	$35,547	$20,484	$3,758	$529	$139	$9,956	$681
Guardian Large Cap Disciplined Value VIP Fund	$48,259	$27,505	$5,046	$699	$188	$13,907	$914
Guardian Growth & Income VIP Fund	$31,244	$18,285	$3,355	$458	$119	$8,420	$608
Guardian Mid Cap Traditional Growth VIP Fund	$24,466	$12,974	$2,380	$359	$96	$8,226	$431
Guardian Mid Cap Relative Value VIP Fund	$34,531	$20,183	$3,703	$466	$119	$9,390	$671
Guardian International Growth VIP Fund	$10,132	$4,921	$903	$130	$39	$3,975	$164
Guardian International Value VIP Fund	$33,928	$18,745	$3,439	$465	$133	$10,523	$623
Guardian Core Plus Fixed Income VIP Fund	$48,454	$29,810	$5,469	$669	$143	$11,373	$990

Purchases, Redemptions and Exchanges

Purchase of Shares

The Trust’s shares are not sold directly to the general public. Rather, the Trust offers its shares for purchase only to the Separate Accounts. The separate accounts are used to fund Contracts.

Redemption of Shares

The Trust will ordinarily redeem shares of the Trust for cash. Redemptions are effected at the NAV per share next determined after receipt of the redemption request from the separate account owning the shares. Redemption proceeds will be paid within seven days of the receipt of instructions in proper form, or sooner, if required by law. The right to redeem shares or to receive payment with respect to any redemption may be suspended only for a period when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for a period during which trading thereon is restricted because an emergency exists, as defined by the SEC, which makes disposal of a Fund’s securities or determination of the NAV of each Fund not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Fund.

Exchanges Among the Funds

The Trust does not deal directly with Contract owners to effect purchases, redemptions, or exchanges of the Contract owners’ Fund shares. Contract owners should refer to the applicable contract or policy prospectus or the Prospectus for more information.

Fund Transactions and Brokerage

Investment Decisions

Investment decisions for the Trust and for any other investment advisory clients of the Manager, or applicable Subadviser, are made with the aim of obtaining their respective investment goals. Investment decisions are the result of many factors, including basic suitability for the particular client involved (including the Trust). Therefore, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse impact on other clients, including a Fund.

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Furthermore, there are times when the Manager or a Subadviser may simultaneously purchase or sell the same security for two or more clients. In these instances, transactions in securities will be allocated between the Trust and the Manager or Subadviser’s other clients in a manner deemed fair and reasonable by the Manager or Subadviser. If a Fund desires to acquire the same security at the same time as another Manager or Subadviser client, such Fund may not be able to acquire as much of such security as it seeks. This could have an adverse effect on the price or value of the security insofar as a specific Fund is concerned. The Manager or Subadviser may decide to aggregate orders for the same security for more than one client and then allocate purchases or sales in a manner deemed fair and equitable, over time, and consistent with the Manager’s or Subadviser’s written policies and procedures.

Brokerage and Research Services

The Manager and the Subadvisers place orders for the purchase and sale of securities for the Funds. The Manager and each Subadviser has full brokerage discretion. The Manager or Subadviser evaluates the range and quality of a broker’s services in placing trades and may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to the Manager or Subadviser, a commission which includes payment for both brokerage and research. These payments may be made in accordance with Section 28(e) of the 1934 Act and may be subject to the restrictions of Markets in Financial Instruments Directive (“MiFID II”) as described below. This research is designed to enhance the Manager or Subadviser’s own research. Although the research may be useful to the Manager or Subadviser in advising its clients (including the Trust), a Fund may not benefit from all of the research received on each occasion. Under MiFID II, which became effective January 3, 2018, investment managers in the EU providing portfolio management services or investment advice on an independent basis will no longer be able to use soft dollars to pay research as they must now unbundle payments for research from payments for trade execution to pay for research from brokers. As part of their portfolio management or independent investment advice activities, investment managers in the EU will be required to either pay for research out of their own profit or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge. The advisory fees are not reduced by reason of receipt of research services. No brokerage fees were paid to an affiliate of the Manager, including the Distributor (or its affiliates). Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund had not commenced operations as of the date of this SAI. These Funds paid no such fees or expenses during prior fiscal years.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the fiscal year ended December 31, 2017.

Fund(1)	Total Brokerage Commissions	Total Amount of Transactions(1)	Soft Dollar Commissions(2)

Guardian Large Cap Fundamental Growth VIP Fund	$3,176	$6,656,471	$1,948
Guardian Large Cap Disciplined Growth VIP Fund	$3,611	$1,907,244	$295
Guardian Integrated Research VIP Fund	$6,716	$35,690,670	$6,333
Guardian Diversified Research VIP Fund	$17,841	$23,514,476	$7,490
Guardian Large Cap Disciplined Value VIP Fund	$16,910	$34,384,232	$9,430
Guardian Growth & Income VIP Fund	$4,036	$10,218,330	$1,813
Guardian Mid Cap Traditional Growth VIP Fund	$6,424	$16,459,750	$2,378
Guardian Mid Cap Relative Value VIP Fund	$15,377	$5,684,796	$2,717
Guardian International Growth VIP Fund	$6,674	$—	$—
Guardian International Value VIP Fund	$19,237	$4,752,348	$2,845

(1)	Total amount of transactions where commissions paid to brokers that provided research services.
(2)	Directed brokerage for research services.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the period ended December 31, 2016.

Fund(1)	Total Brokerage Commissions	Total Amount of Transactions(2)	Soft Dollar Commissions(3)
	$1,872	$3,775,199	$1,095
Guardian Large Cap Fundamental Growth VIP Fund	$1,542	$1,626,953	$178
Guardian Large Cap Disciplined Growth VIP Fund	$4,145	$16,893,589	$3,894
Guardian Integrated Research VIP Fund	$4,150	$5,764,549	$1,399
Guardian Diversified Research VIP Fund	$5,145	$9,657,990	$3,356
Guardian Large Cap Disciplined Value VIP Fund	$3,498	$7,531,721	$2,566
Guardian Growth & Income VIP Fund	$6,232	$13,047,575	$6,104
Guardian Mid Cap Traditional Growth VIP Fund	$5,828	$9,998,274	$1,774
Guardian Mid Cap Relative Value VIP Fund	$5,048	$12,617,606	$1,747
Guardian International Growth VIP Fund	$8,365	$1,074,647	$656
Guardian International Value VIP Fund

(1)	Each Fund commenced operations on September 1, 2016.
(2)	Total amount of transactions where commissions paid to brokers that provided research services.
(3)	Directed brokerage for research services.

Securities of Regular Brokers or Dealers

As of December 31, 2017, the following Funds held securities of their regular brokers or dealers (as defined in the 1940 Act) or of their parent companies:

Fund	Broker or Dealer	Value as of December 31, 2017
Guardian Integrated Research VIP Fund	Bank of America Corp.	$239,673
Guardian Integrated Research VIP Fund	Citigroup Global Markets, Inc.	$280,302
Guardian Integrated Research VIP Fund	JPMorgan Chase & Co.	$327,343
Guardian Integrated Research VIP Fund	Wells Fargo & Co.	$119,581
Guardian Diversified Research VIP Fund	Bank of America Corp.	$286,314
Guardian Diversified Research VIP Fund	Citigroup Global Markets, Inc.	$219,584
Guardian Diversified Research VIP Fund	JPMorgan Chase & Co.	$139,984
Guardian Diversified Research VIP Fund	The Goldman Sachs Group, Inc.	$124,833
Guardian Large Cap Disciplined Value VIP Fund	Bank of America Corp.	$784,169
Guardian Large Cap Disciplined Value VIP Fund	Citigroup Global Markets, Inc.	$577,943
Guardian Large Cap Disciplined Value VIP Fund	JPMorgan Chase & Co.	$781,838
Guardian Large Cap Disciplined Value VIP Fund	The Goldman Sachs Group, Inc.	$234,379
Guardian Large Cap Disciplined Value VIP Fund	Wells Fargo & Co.	$431,606
Guardian Growth & Income VIP Fund	Citigroup, Inc.	$317,359
Guardian Growth & Income VIP Fund	JPMorgan Chase & Co.	$402,950
Guardian Growth & Income VIP Fund	The Goldman Sachs Group, Inc.	$216,546
Guardian Growth & Income VIP Fund	Wells Fargo & Co.	$187,045
Guardian Mid Cap Traditional Growth VIP Fund	Morgan Stanley & Co.	$137,802
Guardian International Growth VIP Fund	UBS Group AG	$136,208
Guardian Core Plus Fixed Income VIP Fund	Bank of America Corp.	$197,214
Guardian Core Plus Fixed Income VIP Fund	Citigroup Global Markets, Inc.	$269,119
Guardian Core Plus Fixed Income VIP Fund	JPMorgan Chase & Co.	$144,035
Guardian Core Plus Fixed Income VIP Fund	Morgan Stanley & Co.	$245,796
Guardian Core Plus Fixed Income VIP Fund	The Goldman Sachs Group, Inc.	$225,046
Guardian Core Plus Fixed Income VIP Fund	UBS Group AG	$59,758
Guardian Core Plus Fixed Income VIP Fund	Wells Fargo & Co.	$98,000

As of the same date, any Fund not listed above did not hold securities of its regular brokers or dealers or their parents.

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing the lesser of the value of sales or purchases of Fund securities for the fiscal year by the monthly average of the value of the Fund securities owned by the Fund during the fiscal year. Securities with maturities, at acquisition, of one year or less are excluded from this calculation.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions and trading opportunities. A Fund cannot predict its turnover rate, but the rate will be higher when the Fund must significantly change its Fund to adopt a temporary position or use a temporary alternative strategy in order to respond to economic or market events. High portfolio turnover may result in increased brokerage commissions. All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance.

Each Fund (other than Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund) commenced operations on September 1, 2016. The portfolio turnover rates for these Funds for the fiscal year-ended December 31, 2017 may have varied significantly from the portfolio turnover rates for the fiscal year-ended December 31, 2016 as a result of conducting ongoing investment operations for a full fiscal year. The portfolio turnover rates for the fiscal year-ended December 31, 2017 are anticipated to be more representative of the approximate portfolio turnover rates for these Funds in the future during normal conditions.

Disclosure of Fund Holdings

The Funds have established a policy governing the disclosure of a Fund’s portfolio holdings which is designed to protect the confidentiality of the Funds’ non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Board has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer (or his or her designee) or, where appropriate, a member of the Manager’s senior management (each, an “Authorized Person”), only if the Trust’s Chief Compliance Officer or an Authorized Person determines that disclosure of a Fund’s portfolio holdings to a third party is in the best interests of the Fund’s shareholders. Portfolio holdings information may be disclosed if required by applicable law or requested by any governmental authority. The Manager also may confirm to the issuer of a security that a Fund currently holds such security.

Neither the Manager nor the Funds will receive compensation (or any consideration) in connection with the disclosure of Fund portfolio holdings.

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on Funds’ website in such scope and form and with such frequency as the Manager may reasonably determine. Each Fund’s portfolio holdings will be published on its website 30 days

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after the last day of each calendar quarter. In addition, each Fund may disclose its top ten securities holdings (which may be presented as part of each Fund’s statistical summaries, web pages, advertising material, or commentaries by the Fund’s investment team (which also may disclose the identity of a single or small number of specific securities held by the Fund that may not be among the top 10 securities holdings)) as of each quarter’s end, no sooner than ten days after the last day of each calendar quarter.

A Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of: (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on the Funds’ website (assuming that the Fund discloses in its Prospectus that such information is available on Funds’ website); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if the Trust’s Chief Compliance Officer or an Authorized Person determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving such information, or any representatives of such third party receiving such information, will be required to agree in writing to keep such information confidential and use it for an agreed upon legitimate business purpose. Legal counsel for the Manager will review any confidentiality agreement entered into with a third party receiving non-public portfolio holdings. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including the Funds’ Advisers and their affiliates and the Funds’ custodian, administrator, sub-administrator and accounting services provider, independent registered public accounting firm, financial printer, and proxy voting service provider.

State Street, in addition to the Manager and each Subadviser, has an agreement with the Trust or the Manager under which it may receive or have access to non-public Fund holdings information.

Net Asset Value

Shares in each of the Funds are offered and are redeemed at a price equal to their respective NAV per share. Each Fund calculates the NAV of its share classes by dividing the value of a Fund’s net assets by the number of shares outstanding on that day.

The Funds calculate their NAVs at the close of regular trading on the New York Stock Exchange (the “Exchange” or “NYSE”) (generally 4:00 pm Eastern time) every day the Exchange is open. Shares will not be priced on days that the Exchange is closed. The Funds value their portfolio securities for which market quotations are readily available at market value. These securities are valued at the last reported sale price on the principal exchange (e.g., NYSE) or market on which they are traded. If no sales are reported, these securities are valued at the mean between the closing bid and asked prices. Securities listed on NASDAQ will generally be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If the NASDAQ Official Closing Price is not available for a security, that security will typically be valued at the mean between the closing bid and ask prices.

Debt securities for which quoted bid prices are readily available are valued by an approved independent pricing service at the bid price. Debt securities for which quoted bid prices are not available will be valued by an approved independent pricing service at an evaluated bid price. For debt securities not priced by an approved independent pricing service, the securities will be valued at the bid price provided by an independent broker-dealer, or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer, or may be “fair valued” on accordance with the procedures below. Money market securities are generally valued at amortized cost when such value is determined to approximate the fair value of the security. If the Manager or a Subadviser determines that the amortized cost does not approximate the fair value of the security, they may recommend to the Manager’s Fair Valuation Committee an override of the amortized cost and a proposed methodology for determining the fair value of the security.

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The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with methodologies and procedures adopted by the Board. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. The Board has adopted valuation procedures establishing methodologies for the valuation of the Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the Manager’s Fair Valuation Committee. Determinations of this Committee are subject to review and ratification, if appropriate, by the Board at its next scheduled meeting after the fair valuations are determined. Although the Funds’ valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

The Funds’ valuation procedures permit a Fund to use a variety of valuation methodologies in connection with valuing the Fund’s investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. Neither the description of the Funds’ valuation procedures in the Prospectus and the shareholder reports, nor the above information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectus, the shareholder reports and above may not represent the specific means by which a Fund’s investments are valued on any particular business day.

Taxation

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in each Fund by the Separate Accounts for the purpose of funding variable insurance policies. It is not intended to be, and should not be considered to be, legal or tax advice to any potential purchaser or acquirer of Fund shares. Unless otherwise stated, this summary addresses only matters relating to the status of each Fund as a disregarded entity for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), as well as the application of the diversification rules under section 817(h) of the Code. It does not address any other U.S. federal, state, local or foreign tax consequences either affecting the Funds or holders of Fund shares arising as a result of an investment in the Funds. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) as well as the administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of each Fund.

It should be noted that a life insurance company, and not the owners of life or annuity insurance contracts, may only be a shareholder of any Fund. The U.S. federal income tax treatment of owners of life or annuity insurance contracts is addressed separately in materials provided by insurance companies in connection with the offering of such insurance contracts. As such, the following matters may be relevant to a life insurance company’s investment in Fund shares, but does not address the general U.S. federal income tax considerations regarding an investment in Fund shares held in a life insurance company’s general or separate accounts.

Each Fund is classified as a disregarded entity for U.S. federal income tax purposes. Each Fund is not subject to an entity-level income tax and any income, gains, losses, deductions, and credits of the Fund are instead taken into account by GIAC (including the Separate Accounts that invest in the Fund) without regard to whether GIAC has received or will receive any corresponding distributions from the Fund. It is expected that a variable annuity or variable life insurance policy owner would not be affected by a Fund’s classification as a disregarded entity for U.S. federal income tax purposes.

If a Fund or an insurance company directly or indirectly owns 10% or more of the total combined voting power of all classes of stock of a foreign corporation, an insurance company holder of the Fund’s shares would be considered a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a non-U.S. corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. As a U.S. Shareholder, an affected insurance company would be required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually

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distributed by the CFC, provided that the non-U.S. corporation has been a CFC for at least thirty uninterrupted days in its taxable year. Subpart F income generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is characterized as ordinary income for U.S. federal income tax purposes, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a taxable year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from a Fund’s other investments. In addition, net losses incurred by a CFC during a taxable year generally cannot be carried forward by the CFC to offset gains realized by the CFC in subsequent taxable years

If a Fund acquires an equity interest in a passive foreign investment company (“PFIC”) there may be tax consequences to an insurance company holding such Fund’s shares. PFICs are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, an insurance company could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. An election may be available that would ameliorate these adverse tax consequences, but such election (known as the “qualified electing fund” election) would require the insurance company to include its share of the PFIC’s income and net capital gains annually, regardless of whether the Fund receives any distribution from the PFIC. There can be no assurance that a PFIC in which a Fund holds an interest will provide the information necessary to permit a QEF election to be made. Shareholders of a Fund that invests in a CFC or a PFIC may be subject to special reporting and filing requirements in respect of their indirect investment in such entities. Shareholders should consult their tax advisors in this regard.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are characterized as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options and similar financial instruments gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally characterized as ordinary gain or loss.

A Fund may engage in transactions or make investments that would subject the Fund, its shareholders, and/or its “material advisors,” as defined in Section 301.6112-1(c)(1) of the Treasury Regulations, to special rules requiring such transactions or investments by the Fund or investments in the Fund to be reported and/or otherwise disclosed to the Internal Revenue Service (the “IRS”), including to the IRS’ Office of Tax Shelter Analysis (the “Tax Shelter Rules”). A transaction may be subject to reporting or disclosure if it is described in any of several categories of “reportable transactions”, which include, among others, transactions that result in the incurrence of a loss or losses exceeding certain thresholds or that are offered under conditions of confidentiality. Although each Fund does not expect to engage in transactions solely or principally for the purpose of achieving a particular tax consequence, there can be no assurance that a Fund will not engage in transactions that trigger the Tax Shelter Rules. In addition, a shareholder may have disclosure obligations with respect to its shares in a Fund if the shareholder (or the Fund in certain cases) participates in a reportable transaction.

Each Fund also intends to comply with Treasury Regulations promulgated under Section 817(h) of the Code that apply to certain investment companies underlying variable contracts. Under Section 817(h) of the Code, if the investments of a segregated asset account, such as the Separate Accounts, are “adequately diversified,” and certain other requirements are met, a holder of a variable contract supported by the segregated asset account generally will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the variable contract. In determining whether a segregated asset account is “adequately diversified,” the Treasury Regulations promulgated under Section 817(h) of the Code provide a “look-through rule” with respect to a segregated asset account’s investments in certain investment companies, such as the Funds, provided certain conditions are satisfied by such investment companies. In order to obtain the benefits afforded by this look-through rule, each Fund is required to limit its ownership of Fund shares to (i) insurance companies whose separate accounts invest in the Fund for purposes

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of funding variable annuity and variable life insurance contracts, (ii) trustees of qualified pension and retirement plans and (iii) other funds having similar shareholders. As such, an investment made by GIAC (including the Separate Accounts) in the shares of a Fund will cause GIAC to be treated as if it owns (as a separate investment) its proportionate share of each asset of the Fund for purposes of satisfying its own diversification requirements under Section 817(h) of the Code, provided that the Fund continues to be classified as a disregarded entity for U.S. federal income tax purposes. In satisfying these diversification requirements, each Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government. As such, it is possible that, in order to comply with these diversification requirements, less desirable investment decisions may need to be made which could affect the investment performance of a Fund.

Failure by a Fund to satisfy the diversification requirements or to satisfy the look-through rule provided under Section 817(h) of the Code could cause affected variable contracts to lose their favorable tax status, and could require a variable contract holder to include any income accrued under the variable contracts currently as ordinary income for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the diversification requirements under Section 817(h) of the Code may be corrected; however, such a correction would require a payment to be made to the IRS. Any such failure could also result in adverse tax consequences for the insurance company issuing the variable contracts.

Furthermore, in order for a variable life insurance policy or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the variable life insurance policy or variable life contract must be considered to be owned by the insurance company and not by the variable contract owner. Under current U.S. tax law, if a variable contract owner has excessive control over the investments made by a separate account, or the underlying fund, the variable contract owner will be taxed currently on income and gains from the separate account or fund. In other words, in such a case of “investor control” the variable contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the variable contract or the relationship between the variable contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the variable contract offers access to funds that are available to the general public, the number of transfers that a variable contract owner may make from one investment option to another, and the degree to which a variable contract owner may select or control particular investments.

The second way that impermissible investor control might exist concerns a variable contract owner’s actions. Under various IRS pronouncements, a variable contract owner may not select or control particular investments, other than choosing among broad investment choices, such as selecting a particular Fund. A variable contract owner may not select or direct the purchase or sale of a particular investment of a Fund. All investment decisions concerning the Funds must be made by the Subadviser for such Fund, in its sole and absolute discretion, and not by the variable contract owner. Furthermore, under these IRS pronouncements, a variable contract owner may not communicate directly or indirectly with such a Subadviser or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Fund.

The above discussion only addresses some of the factors that the IRS considers in determining whether a variable contract holder has an impermissible level of investor control over a separate account. Variable contract holders should consult the insurance companies issuing their variable contracts and their own tax advisors, as well as the prospectus relating to their particular variable contract, for further information concerning this investor control issue. Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined

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above are not complied with, the IRS may seek to cause variable contract owners to be subject to tax currently on their share of income and gains caused by a Fund such that variable contract owners would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the Funds and other variable contracts.

Dividend income from U.S. sources received by a Fund will be income potentially eligible for the dividends received deduction by the insurance company owner of the Fund, and a Fund incurring foreign taxes will pass through to its insurance company owner potentially allowable foreign tax credits. The benefits, which may be material, of these deductions and credits will inure only to the insurance company that issued the variable contract and will not be shared with the contract holders.

Contract Owners

The foregoing discussion does not address the tax consequences to Contract owners of an investment in a Contract. Contract owners investing in a Fund through an insurance company separate account, such as the Separate Accounts, are urged to consult with their own tax advisors for more information regarding the U.S. federal income tax consequences to them of an investment in a Fund, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information concerning the federal income tax consequences to the Contract owner, such Contract owner should consult the prospectus for the particular Contract.

Other Information

Capitalization

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value. The Board may establish additional series (with different investment goals and fundamental policies) or classes of shares at any time in the future. When issued, all shares are fully paid, redeemable, transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each applicable shareholder is entitled to receive his pro rata share of the distributions of income and capital gains, if any, of the liquidating Fund.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Declaration of Trust further provides that Trustees shall have no power to bind any shareholder personally for the payment of any sum of money other than such as the shareholder may personally agree to pay.

The Declaration of Trust states that, under Section 3803(b) of the Delaware Statutory Trust Act, no Trustee shall be personally liable for the obligations of the Trust for any action or failure to act, except for his or her own bad faith, willful misconduct, gross negligence, or reckless disregard of his or her duties as Trustee. The Declaration of Trust further states that no Trustee shall be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, subadviser, administrator, or principal underwriter of the Trust.

Control Persons and Principal Shareholders

The Funds are only available as an underlying investment fund for the Contracts. Accordingly, the applicable Separate Accounts that own Shares of the Funds could be deemed to control the voting securities of the Funds (i.e., by owning more than 25%). However, the Manager and GIAC would exercise voting rights attributable to any Shares of the Funds owned by it (directly or indirectly) in accordance with voting instructions received by Contract owners.

Control Persons and Principal Holders

As of March 31, 2018, to the Funds’ knowledge, the shareholders who owned of record 5% or more of the outstanding shares of any class of any Fund were as set forth in the following table.

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
Guardian Large Cap Fundamental Growth VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B3 7 HANOVER SQUARE NEW YORK, NY 10004	96.51%
Guardian Large Cap Disciplined Growth VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	5.49%
Guardian Large Cap Disciplined Growth VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B0 7 HANOVER SQUARE NEW YORK, NY 10004	93.20%
Guardian Integrated Research VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	6.15%
Guardian Integrated Research VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B4 7 HANOVER SQUARE NEW YORK, NY 10004	93.74%
Guardian Diversified Research VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B1 7 HANOVER SQUARE NEW YORK, NY 10004	97.17%
Guardian Large Cap Disciplined Value VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B2 7 HANOVER SQUARE NEW YORK, NY 10004	95.00%
Guardian Growth & Income VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B3 7 HANOVER SQUARE NEW YORK, NY 10004	95.33%
Guardian Mid Cap Traditional Growth VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	37.39%
Guardian Mid Cap Traditional Growth VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B6 7 HANOVER SQUARE NEW YORK, NY 10004	61.18%
Guardian Mid Cap Relative Value VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	23.21%
Guardian Mid Cap Relative Value VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B5 7 HANOVER SQUARE NEW YORK, NY 10004	76.70%
Guardian International Growth VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	68.39%
Guardian International Growth VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B7 7 HANOVER SQUARE NEW YORK, NY 10004	30.35%
Guardian International Value VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B9 7 HANOVER SQUARE NEW YORK, NY 10004	97.71%
Guardian Core Plus Fixed Income VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	42.64%
Guardian Core Plus Fixed Income VIP Fund		GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B0 7 HANOVER SQUARE NEW YORK, NY 10004	57.15%

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Voting Rights

Shareholders of the Trust are entitled to certain voting rights under the Declaration of Trust. All affected shares of all series and classes (if any) will vote together as a single class on each matter submitted to a vote of shareholders, unless the Board determines or applicable law requires otherwise. Unless the Trustees designate otherwise, each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Under the Declaration of Trust, Shareholders are entitled to vote: (i) for the election of Trustees in compliance with the 1940 Act; and (ii) with respect to additional matters relating to the Trust as may be required by the Declaration of Trust, By-laws or applicable law, or as the Trustees determine. Voting on the election of Trustees is non-cumulative. Shares may be voted in person or by proxy.

Pursuant to the Declaration of Trust, the Trust is not required to hold annual meetings of Shareholders, but a Shareholder meeting may be called by the Chairman or Trustees at any time. Shareholder meetings will be called when required by applicable law, including Delaware law and the 1940 Act. Except as otherwise required by the 1940 Act, shareholders of one third of the shares in the Trust, present in person or by proxy, constitute a quorum, and an affirmative vote of 50% of shareholders present in person or by proxy constitutes action of the Shareholders. A plurality of Shareholders is required to elect a Trustee.

Custodian and Transfer Agent

State Street, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian of the Trust. Under the agreement with the Trust, State Street is permitted to hold assets of the Trust in an account that it maintains. Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash for the Trust in the custody of certain eligible foreign banks and securities depositories.

State Street serves as the transfer agent of the Trust and is compensated by the Trust for transfer agency services pursuant to a Transfer Agency and Service Agreement. State Street provides customary transfer agency services to the Trust, including the processing of shareholder transactions, the payment of dividends and distributions, and related functions.

Financial Statements

A copy of each Fund’s Annual Report may be obtained upon request and without charge by writing or calling GIAC at the telephone number on the front cover of the SAI.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for the Trust. PwC will audit and report on the Funds’ annual financial statements, review certain regulatory reports, and perform other attestation, auditing, tax and advisory services when engaged to do so by the Trust.

Legal Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Code of Ethics

The Trust, Manager and Distributor and each Subadviser have each adopted a code of ethics that complies in all material respects with Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent trustees, officers and designated employees (“Access Persons”) who have access to information concerning portfolio securities transactions of a Fund from using that information for their personal benefit or to the disadvantage of a Fund. These codes of ethics are also designed to prevent both Access Persons and all employees of the Manager from profiting from short-term trading in shares of any Fund. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by a Fund, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (subject to certain exceptions, such as transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with, and is available from, the SEC.

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Proxy Voting Policies and Procedures

The Board has adopted policies and procedures to govern proxy voting relating to each Fund. The proxy voting policies and procedures delegate the responsibility of voting proxies and maintaining proxy recordkeeping to the Manager, subject to general oversight by the Board. The Manager and the Board view the proxy voting process as a component of the investment process, and the Board has instructed the Manager to vote proxies in a way that is in the Funds’ best interest and consistent with achieving the optimal benefit for the Funds. The Manager has adopted its own proxy voting policies and procedures (the “Proxy Policies”), which the Board has approved in delegating voting authority to the Manager. Among other things, the Proxy Policies address conflicts of interest that may arise between the interests of a Fund and the interests of the Manager and its affiliates.

The Proxy Policies set forth the Manager’s general position on a variety of proposals, but the Manager may determine under some circumstances that it would be in a Fund’s best interest to vote contrary to that position. The Proxy Policies may or may not reflect the position of a Board member or of a majority of the Board on a particular issue.

A copy of the proxy voting procedures and guidelines of each Fund, including procedures of the Manager, is attached hereto as Appendix B. The Trust will file, by August 31st of each year, information regarding how each Fund voted proxies during the most recent twelve-month period ended June 30th. This information is available after filing on the Trust’s website at www.guardianlife.com or on the SEC’s website at http://www.sec.gov.

The Manager may delegate proxy voting authority to a Subadviser; provided that the Subadviser either (1) follows the Manager’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager’s clients and appear to comply with governing regulations. The Trust may revoke all or part of this delegation (to the Manager and/or Subadvisers as applicable) at any time by a vote of the Board. Set forth in Appendix B are the proxy voting policies and procedures of each Subadviser as prepared and provided by each Subadviser.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith (and including specifically all applicable codes of ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C. or on the SEC website at www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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APPENDIX A

Description of Fixed Income/Debt Instrument Ratings

Three of the most common nationally recognized statistical rating organizations (the “Rating Agencies”) are S&P Global Ratings (“S&P Global”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). As of a recent date, information regarding ratings from each of these Rating Agencies is listed below.

S&P Global

Long-Term Ratings

Long-term debt instruments include notes, bond, loans and other debt instruments generally with maturities in excess of thirteen months as defined more specifically by each Rating Agency.

S&P Global ratings may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.

Obligations rated ‘AAA’, ‘AA’, ‘A, and ‘B’ are regarded as being investment grade obligations. While such obligations will likely have some uncertainties or exposures to adverse conditions, these may be outweighed by their quality and protective characteristics.

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics and not regarded as investment grade. ‘BB’ indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

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CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Short-Term Ratings

Short-term instruments include those instruments such as commercial paper and other instruments with maturities of thirteen months or less as defined more specifically by each Rating Agency.

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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Moody’s

Long-Term Ratings

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Aaa:	Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa:	Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Short-Term Ratings

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Fitch ratings may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.

Long-Term Ratings

AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:	High Credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

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BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Short-Term Ratings

F1:	Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B

Proxy Voting Policies and Procedures

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Park Avenue Institutional Advisers LLC

PROXY VOTING PROCEDURES

Introduction

In its capacity as investment subadviser to certain Victory Mutual Funds1 (hereafter the, “Funds”), Park Avenue Institutional Advisers LLC2 (“PAIA”) has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, to satisfy itself that the company meets certain management, financial and corporate governance standards. PAIA believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies PAIA seeks to maximize the shareholders’ economic interests. Accordingly, these policies and procedures are designed to ensure that PAIA votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between PAIA or any affiliate of PAIA, with the company soliciting the proxy.

These policies summarize the how proxies will be voted on typical proposals. Because proxy matters can vary greatly, however, these policies should be viewed as guidelines, which do not always need strict adherence. For example, under appropriate circumstances, PAIA may choose to vote a proxy on a case-by-case basis or, as described below, choose not to vote a proxy.

Proxy Voting Service

The Funds, are primarily fixed income portfolios which result in a minimal amount of equity transactions or portfolios that have minimal equity holdings. To fulfill its fiduciary duties, PAIA has retained the services of Institutional Shareholder Services (“ISS”), an independent proxy voting service to vote proxies on behalf of PAIA and in accordance with the current ISS U.S. Proxy Voting Guideline. ISS performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. ISS votes proxies on PAIA’s behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

PAIA’s investment management personnel are responsible for analyzing and evaluating each company held in each Fund’s portfolio to ensure it is an appropriate investment. PAIA recognizes that proxy voting is integral to the investment process and has evaluated the factors and policies used by ISS in voting determinations which it finds are consistent with PAIA’s corporate governance philosophy and beliefs. With limited exceptions, PAIA intends to vote all proxies solicited by issuers. Such exceptions include but are not limited to situations when securities on loan must be recalled to facilitate proxy voting or, in the case of foreign securities, when travel or transfer restrictions may make it impracticable or too costly to vote. PAIA has instructed ISS to vote “for,” “against,” or on a

[1]	Funds of the Victory Portfolios and Victory Variable Insurance Funds sub-advised by Park Avenue Institutional Advisers LLC (Victory Floating Rate Fund; Victory High Yield Fund; Victory High Yield VIP Series; Victory Strategic Income Fund; Victory High Income Municipal Bond Fund; and Victory Tax-Exempt Fund).
[2]

Park Avenue Institutional Advisers LLC, a wholly owned subsidiary of the Guardian Life Insurance Company of America, acting in its capacity as an adviser registered with the U.S. Securities and Exchange Commission.

“case-by-case” basis, along with ISS’s recommendations. In cases where ISS may not vote a proxy, a proposal may be referred to PAIA for consideration. In making its voting determinations, ISS has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of ISS’s factors and policies, PAIA has instructed ISS to make a voting determination based upon the ISS factors and policies. The policies and the factors ISS considers in its voting determinations are further detailed in the guidelines.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, PAIA may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a PAIA personnel may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is PAIA’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

PAIA has taken certain measures to prevent economic or political incentives on the part of investment management or other business units of the Guardian Life Insurance Company of America (hereafter, “Guardian”) to influence the outcome of a vote. PAIA has created an information barrier between investment management and those other business units that may have inside or other non-public information about a company, to prevent investment management from obtaining information that could have the potential to influence proxy voting decisions.

If an occasion arises in which ISS is unable to vote a proxy due to its own conflict of interest, ISS will ask PAIA to provide specific voting instructions. In such situations, PAIA shall vote the proxy in accordance with these policies and procedures. In all other cases, ISS votes proxies on behalf of PAIA and the Funds applying uniform policies.

If ISS is unable to vote a proxy due to a conflict and has referred it to PAIA for voting instructions, and there is a potential material conflict of interest between the issuer and PAIA or a Guardian affiliate or employee, the proxy proposal will be referred to the Investments Compliance Oversight Committee (hereafter, the “Oversight Committee”). The Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and considering all factors it deems relevant. If the Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Fund Board of Trustees for guidance.

Administration and Recordkeeping

On a semi-annual basis, ISS certifies to PAIA that votes cast were consistent with the policy guidelines, for the meeting date period of the previous six months.

On a quarterly basis, the Operations and Administration group within the Investments Department monitors that proxies are being voted by ISS and in accordance with the proxy voting matrix in affect at that time by reviewing a sampling of votes from the ISS website. The report is reviewed and maintained in electronic file format and an e-mail is sent to Investments Compliance confirming that the review has been completed.

PAIA Proxy Voting Procedures	2	7/2017

PAIA is required to maintain in an easily accessible place for six years all records relating to proxy voting. These records include the following:

•	a copy of the policy and procedures;

•	a copy of each proxy statement received on behalf of the Funds;

•	a record of each vote cast on behalf of the Funds;

•	a copy of all documents created by PAIA personnel that were material to deciding on a vote or that memorializes the basis for the decision; and

•	a copy of any written request on how PAIA voted proxies for the Funds, as well as a copy of any written response to such requests.

PAIA reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

PAIA Proxy Voting Procedures	3	7/2017

CLEARBRIDGE INVESTMENTS1

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF JANUARY 7, 2013

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

	A.	Procedures for Identifying Conflicts of Interest

	B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

	C.	Third Party Proxy Voting Firm – Conflicts of Interest

V.	Voting Policy

	A.	Election of Directors

	B.	Proxy Contests

	C.	Auditors

	D.	Proxy Contest Defenses

	E.	Tender Offer Defenses

	F.	Miscellaneous Governance Provisions

	G.	Capital Structure

	H.	Executive and Director Compensation

	I.	State of Incorporation

	J.	Mergers and Corporate Restructuring

	K.	Social and Environmental Issues

	L.	Miscellaneous

VI.	Other Considerations

	A.	Share Blocking

	B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

[1]	This policy pertains to ClearBridge Investments, LLC and ClearBridge, LLC (collectively, “ClearBridge Investments” or “ClearBridge”).

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CLEARBRIDGE INVESTEMENTS

Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

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A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

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3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

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supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•	is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the

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director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

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B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

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2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

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7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.	We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

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2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

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2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

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2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

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7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

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1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10%

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of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

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8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9. Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11. Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12. Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13. Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

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•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

14. Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15. Management Proposals On Executive Compensation

a. For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16. Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

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The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

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2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

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b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

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2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

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5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its

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other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

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In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

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WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

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WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURE

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

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WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURE

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2018

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MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 1, 2018

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate, in MFS’ sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating & governance committee at any U.S. company whose board is comprised of less than 10% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision.

For directors who are not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total, and for a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions);

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

[1]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research, the research of Proxy Administrators and/or other 3rd party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g. proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.

[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Item 17:	Voting Client Securities

Summary of Proxy Voting Guidelines and Procedures

Many of Putnam’s investment management clients (other than the Putnam Funds) have delegated to Putnam the authority to vote proxies for shares held in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance, and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight of management by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy-voting authority in accordance with its fiduciary obligations and applicable law.

In order to implement these objectives, Putnam has adopted a set of procedures and guidelines which are summarized below. The guidelines and procedures cover all accounts for which Putnam has proxy voting authority. Putnam does not have voting authority for the Putnam Funds, which maintain their own separate proxy procedures and guidelines. Similarly, other clients may from time to time elect to vote their own proxies by retaining the right to vote all proxies in the investment management agreement rather than giving Putnam authority to do so.

Procedures

Putnam has a Proxy Committee composed of senior investment professionals. The Proxy Committee is responsible for setting general policy as to proxy voting. The Committee reviews procedures and the guidelines annually, approves any amendments considered to be advisable and considers special proxy issues as they may from time to time arise. The proxy guidelines and procedures are administered through a proxy-voting manager in Putnam’s Compliance Department. Under the supervision of senior members of the Compliance Department, the Proxy Manager:

•	coordinates the Proxy Committee’s review of any new or unusual proxy issues,

•	manages the process of referring issues to portfolio managers for voting instructions,

•	oversees the work of any third party vendor hired to process proxy votes,

•	coordinates responses to investment professionals’ questions on proxy issues and proxy policies,

•	maintains required records of proxy votes on behalf of the appropriate Putnam client accounts, and

•	prepares and distributes reports required by Putnam clients.

Putnam has engaged a third party service, Glass Lewis & Co. (“Glass Lewis”), to process proxy votes for its client accounts. Although Glass Lewis may supply proxy related research to Putnam, Glass Lewis does not make any decisions on how to vote client proxies.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes normally to be cast in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. The Guidelines are summarized below.

Putnam will normally vote all proxies in accordance with the Guidelines except in limited circumstances, such as when client securities are on loan under a securities lending arrangement. However, if the portfolio managers of client accounts holding the relevant stock believe that following the Guidelines in a specific case would not be in clients’ best interests, they may request that the Proxy Manager not follow the Guidelines in that case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review the request with a senior member of the Legal and Compliance Department and with the Proxy Committee or its Chair prior to implementing it.

A special procedure applies in limited circumstances to one private fund managed by Putnam that may hold a large number of stocks based on its broad-based benchmark. Putnam may vote any referred items on certain small positions in securities held only in Putnam Seligo Fund, L.P. (and in no other Putnam client accounts), in accordance with the recommendation of Glass Lewis, subject to the portfolio managers’ ability to choose to vote differently on any proposal.

1

Some clients wish to have Putnam vote proxies under proxy guidelines which vary from the Guidelines or may wish to direct Putnam’s vote in a particular solicitation. There may be legal limits on a client’s ability to direct Putnam as to proxy voting and on Putnam’s ability to follow such instructions. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the portfolio management team involved and the Legal and Compliance Department.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal and in the best interests of our clients. In order to guard against conflicts, Putnam has adopted a number of procedures designed to ensure that the proxy voting process is insulated from these conflicts. For example, the Proxy Committee is composed solely of professionals in Putnam’s Investment Division, while proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department reports to Putnam’s marketing businesses. In addition, there are limits on the ability of Putnam employees who are not investment professionals to contact portfolio managers voting proxies. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and affirm that any potential personal conflicts of interest have been disclosed to the Compliance department. In addition, the Proxy Manager reviews all known Putnam business relationships with companies that have voting items referred to any portfolio management team to consider any potential conflicts and, where appropriate, discusses relevant conflicts with a senior member of the Legal and Compliance Department.

The Guidelines may only be overridden with the written recommendation of the Investment Division, approval of the Proxy Committee or its Chair, and concurrence of the Legal and Compliance Department.

Summary of Proxy Voting Guidelines

The Guidelines summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The summary below does not address all topics covered by the Guidelines and is qualified by reference to the actual procedures and Guidelines, which are available to clients from Putnam on request.

The Guidelines focus on board governance issues. Normally, if a board meets current best practices such as the maintenance of a majority of independent directors and the independence of key committees such as audit, compensation and nomination, Putnam will support the board’s proposals. Boards which do not meet these standards will have their proposals subjected to higher scrutiny. There are a number of exceptions to this approach. With respect to some major business transactions such as mergers, proposals will be reviewed on a case by case basis. In a number of areas, such as the introduction of anti-takeover devices, the Guidelines will normally provide for voting against the introduction of anti-takeover devices whether or not supported by an independent board. The central provisions of the Guidelines are set forth below:

Board of Directors

Proxies will normally be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except that Putnam will withhold votes for the entire board of directors if:

•	The board does not have a majority of independent directors;

•	The board does not have nominating, audit and compensation committees composed solely of independent directors; or

•	The board has more than nineteen members or fewer than five members, absent special circumstances.

2

Putnam will withhold votes from incumbent nominees to the board if:

•	The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the votes actually cast on the matter at its previous two annual meetings, or

•	The board adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

If the board does not meet these standards Putnam may refer items that would normally be supported for case by case review. Putnam may withhold votes for directors under other circumstances such as when a director who is considered an independent director by the company receives compensation from the company other than for service as a director (such as investment banking, consulting, legal or financial advisory fees) or when a director attends less than 75% of board and committee meetings (Putnam may refrain from voting against/withholding on a case-by-case basis if a valid reason for the absences exists such as (illness, personal emergency, potential conflict of interest etc.). In addition, Putnam will withhold votes:

•	for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (these arrangements are commonly referred to as “interlocking directorates”); and

•	Putnam will vote on a case-by-case basis for any nominee who serves on more than five (5) public company boards (boards of affiliated registered investment companies and other similar entities such as UCITS are counted as one board), except where Putnam would otherwise be withholding votes for the entire board of directors.

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Putnam believes that independent boards generally are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. Putnam may withhold votes on a case by case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Putnam will normally vote on a case-by-case basis in contested elections of directors.

Executive Compensation

Putnam will normally vote on a case by case basis on proposals relating to executive compensation. However, where the board of directors meets appropriate independence standards, Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans). Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans). Putnam will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%. Putnam may review plans on a case by case basis where average annual dilution cannot be calculated. Whatever the composition of the board, Putnam will review proposals to reprice options on a case by case basis if specific criteria are met. Putnam will vote against stock option plans that permit replacing or repricing of underwater options, and will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Putnam may vote against executive compensation proposals on a case by case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or where Putnam would otherwise be withholding votes for the entire board of directors. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board. Additionally, Putnam will generally vote in favor of the annual presentation of advisory votes on executive compensation (“say on pay”). Putnam will generally vote for advisory votes on executive compensation, but will generally vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service provider.

Acquisitions, Mergers and Similar Transactions

Putnam will normally evaluate business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, on a case by case basis. Putnam will vote on a case by case basis on proposals seeking to change a company’s state of incorporation.

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Anti-Takeover Provisions

Putnam will normally vote against proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock (except for REITs, where measures will be voted on a case by case basis) and the creation of a separate class of stock with disparate voting rights. However, Putnam will vote on a case by case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”) and on proposals to adopt fair price provisions. Putnam will normally oppose classified boards except in special circumstances where having such a board would be in shareholders’ best interests.

Shareholder Proposals

As noted above, the focus of Putnam’s proxy voting policies is to encourage and support good corporate governance practices rather than to dictate to boards on specific business management issues. Although many shareholder proposals are intended to foster such practices, others may be intended more to further a larger political or social aim rather than to directly serve shareholder interests. Accordingly, Putnam will normally vote in accordance with the recommendation of the company’s board of directors on shareholder proposals unless the proposal reflects specific policies enumerated in the Guidelines. For example, Putnam will normally vote in favor of shareholder proposals to declassify a company’s board, require shareholder approval of shareholder rights plans. Additionally, Putnam will normally support proposals requiring the Chairman’s position be filled by an independent director, unless the board has an independent lead-director and Putnam is supporting the nominees for director, in which case Putnam will vote on a case-by-case basis.

Environmental & Social Issues

Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). To that end:

Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to environmental issues, including climate change, greenhouse gas emissions, renewable energy, and sustainability, and social issues, including but not limited to, gender pay equity.

Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company’s current level of disclosure, (iii) the company’s level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.

Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third party evaluations of ESG performance.

Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where a third-party proxy service provider has identified one or more reasons to warrant a vote FOR.

Non-U.S. Companies

Putnam recognizes that the laws governing non-U.S. issuers will vary significantly from U.S. law and from jurisdiction to jurisdiction. It may not be possible or even advisable to apply the Guidelines mechanically to non-U.S. issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will seek to vote proxies of non-U.S. issuers in accordance with the Guidelines where applicable.

Many non-U.S. jurisdictions impose significant burdens on voting proxies. For example, some jurisdictions require that shares must be frozen for specified periods of time to vote via proxy (“share blocking”) or that shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and then reregistered back. In addition, other practical administrative challenges, such as late receipt of ballots and other information, often impact Putnam’s normal voting process.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a

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non-contested routine meeting. More specifically, Putnam will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements, except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers. Putnam maintains additional policies for specific non-U.S. markets such as Japan, Korea, Hong Kong, Ireland, the U.K., Canada and France.

In rare cases, Putnam’s voting rights may also be directly limited by non-U.S. law. For example, some countries limit aggregate foreign ownership of companies in particular industries (such as aviation or energy) due to economic or security concerns. Where this limit is exceeded, shares held by foreign investors, including Putnam, may not carry voting rights.

More Information

Putnam will make its best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility. This may happen when the custodian makes an error or the client has not established robust custodial proxy voting services. Putnam also does not recall shares on loan to vote proxies.

Putnam may also determine to waive its voting rights or to enter into a voting agreement in connection with some specific equity investments, including privately placed securities. In these situations, the voting policy described above will not apply. For more information, please see Item 8.

Clients who want more information about Putnam’s proxy voting policies, including a copy of the Guidelines and related policies or a statement of how proxies were voted for the client’s account, should contact their Putnam account executive or client service manager.

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BOSTON PARTERS

WPG PARTNERS

REDWOOD PARTNERS

Proxy Voting Policies

March 2018

Boston Partners

909 Third Avenue

New York, NY 10022 — Telephone 212-908-9500 — www.boston-partners.com

I.	The Board of Directors	1

A.	Voting on Director Nominees in Uncontested Elections	1

B.	Majority Voting for Director Elections (U.S. and Canada)	6

C.	Chairman and CEO are the Same Person	6

D.	Majority of Independent Directors	6

E.	Stock Ownership Requirements	6

F.	Options Backdating	6

G.	Lack of nominating committee	7

H.	Term of Office	7

I.	Requiring two or more nominees	7

J.	Age Limits	7

K.	Director and Officer Indemnification and Liability Protection	7

L.	Succession Planning	7

M.	Limits for directors receiving 25% Withhold Votes	8

N.	Establish/Amend Nominee Qualifications	8

O.	Director Elections – Non-U.S. Companies	8

II.	Proxy Contests	25

A.	Voting for Director Nominees in Contested Elections	25

B.	Reimburse Proxy Solicitation Expenses	25

III.	Auditors	25

A.	Ratifying Auditors	25

B.	Italy - Director and Auditor Indemnification	26

C.	Austria, Greece, Portugal and Spain:	26

D.	MSCI EAFE Companies - Auditor Fee Disclosure	27

IV.	Proxy Contest Defenses	27

A.	Board Structure: Staggered vs. Annual Elections	27

B.	Shareholder Ability to Remove Directors	27

C.	Cumulative Voting	27

D.	Shareholder Ability to Call Special Meetings	28

E.	Shareholder Ability to Act by Written Consent	28

F.	Shareholder Ability to Alter the Size of the Board	29

V.	Tender Offer Defenses	29

A.	Poison Pills	29

B.	Poison Pills (Japan)	30

C.	Anti-Takeover Proposals (France)	30

D.	Fair Price Provisions	30

E.	Greenmail	30

F.	Pale Greenmail	30

G.	Unequal Voting Rights	30

H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws	31

I.	Supermajority Shareholder Vote Requirement to Approve Mergers	31

J.	White Squire Placements	31

K.	Protective Preference Shares	31

VI.	Miscellaneous Governance Provisions	32

A.	Confidential Voting	32

B.	Equal Access	33

C.	Bundled Proposals	33

D.	Shareholder Advisory Committees	33

E.	Charitable Contributions	33

F.	Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement	33

G.	Related-Party Transactions (France)	33

H.	Related Party Transaction Auditor Reports (France)	34

I.	Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)	34

VII.	Capital Structure	35

A.	Common Stock Authorization	35

B.	Capital Issuance Requests	35

C.	Stock Distributions: Splits and Dividends	37

D.	Reverse Stock Splits	37

E.	Preferred Stock	37

F.	Adjustments to Par Value of Common Stock	38

G.	Preemptive Rights	38

H.	Debt Restructurings	38

I.	Share Repurchase Programs	38

J.	Share Repurchase Programs to Fund Stock Option Plans	39

K.	Additional Share Repurchase Programs	39

L.	Netherlands - Remuneration Report	39

M.	Tracking Stock	40

N.	“Going Dark” Transactions	40

VIII.	Executive and Director Compensation	41

A.	General	41

B.	Management Proposals Seeking Approval to Reprice Options	42

C.	Director Compensation	42

D.	Employee Stock Purchase Plans	42

E.	OBRA-Related Compensation Proposals:	43

F.	Shareholder Proposals to Limit Executive and Director Pay	44

G.	Golden and Tin Parachutes	44

H.	Employee Stock Ownership Plans (ESOPs)	45

I.	401(k) Employee Benefit Plans	45

J.	Pension Plan Income and Performance-Based Compensation	45

K.	Indexed Options and Performance Vested Restricted Stock	45

L.	Burn Rate	45

M.	Transferable Stock Options	45

N.	Supplemental Executive Retirement Plan (SERPs)	46

O.	Pay-for-Superior-Performance	46

P.	Executive Compensation Advisory Proposal (Say on Pay)	46

Q.	Pre-Arranged Trading Plans (10b5-1 Plans)	48

R.	Share Buyback Holding Periods	48

S.	Tax Gross-Up Proposals	49

T.	Reimbursement of Expenses Incurred from Candidate Nomination Proposal	49

U.	Equity Based Compensation Plans are evaluated on a case-by-case basis	49

V.	Golden Coffin (Death Benefit)	50

W.	Hold Till (post) Retirement	51

X.	Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:	51

Y.	Compensation Issue in Non-US Companies	51

Z.	Canadian Equity Compensation Plans, TSX Issuers	56

IX.	State of Incorporation	57

A.	Voting on State Takeover Statutes	57

B.	Voting on Reincorporation Proposals	57

X.	Mergers and Corporate Restructurings	58

A.	Mergers and Acquisitions	58

B.	Corporate Restructuring	58

C.	Spin-offs	58

D.	Asset Sales	58

E.	Liquidations	58

F.	Appraisal Rights	58

G.	Changing Corporate Name	58

H.	Special Purpose Acquisition Corporations (SPACs)	59

XI.	Mutual Funds	59

XII.	Corporate Governance and Conduct	60

Boston Partners

Proxy Voting Policies

As of March 2017

The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

Compliance with market legal requirements for minimum board independence.

Long-term corporate performance record relative to a market index;

Composition of board and key board committees;

Corporate governance provisions and takeover activity;

Nominee’s attendance at meetings;

Nominee’s investment in the company;

Whether a retired CEO sits on the board;

Whether the chairman is also serving as CEO;

Whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

Whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

For issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;

On members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.

If the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval taking into account the following factors:

The date of the pill’s adoption relative to the date of the next meeting of shareholders – i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

The issuer’s governance structure and practices; and

The issuer’s track record of accountability to shareholders.

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In the following situations, votes on director nominees will be WITHHELD:

Nominee attends less than 75% of the board and committee meetings without a valid excuse;

Nominee implements or renews a dead-hand or modified dead-hand poison pill;

Nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

Nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

Nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

Nominee is an inside director or affiliated outsider and the majority of the board is not independent;

Nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;

Nominee has failed to replace management as appropriate;

Nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

From the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;

From the Chair of the Nominating Committee when the company has not disclosed a formal written gender diversity policy.

From compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;

From compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;

From compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:

Egregious employment contracts including excessive severance provisions

Excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)

Huge bonus payouts without justifiable performance

Performance metrics that are changed during the performance period

Egregious SERP payouts

New CEO with overly generous new hire package

Internal pay disparity

Poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language

Multi-year base salary increases guaranteed as part of an employment contract

Perks for former executives including car allowances and personal use of corporate aircraft

Excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers (which allow an executive to receive change-in-control severance upon voluntary resignation during a window period following the change in control);

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Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

Tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;

Payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;

From any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;

In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

Incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and

Audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors;

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or fewer), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy will apply to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009.)

The board makes a material, adverse change to an existing poison pill without shareholder approval.

The entire board of directors (except new nominees, who will be considered on a CASE-BY-CASE basis), if:

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.;

Under extraordinary circumstances, BP will vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company (including but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging company stock or significant pledging of company stock

Failure to replace management as appropriate; or

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Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interest of shareholders at any company.

BP will vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:

a.	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

b.	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

c.	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

d.	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

e.	The company’s ownership structure;

f.	The company’s existing governance provisions;

g.	Whether the amendment was made prior to or in connection with the company’s initial public offering;

h.	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development;

i.	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

j.	Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter; or

•	Eliminated shareholders’ ability to amend bylaws.

k.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopts bylaw or charter provisions adverse to shareholders’ rights, considering the following factors:

•	The level of impairment of shareholders’ rights caused by the provision;

•	The company’s or the board’s rationale for adopting thcontested

•	e provision;

•	The provision’s impact on the ability to change the governance structure in the future (e.g., limitations on shareholder right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,

•	Any reasonable susnset provision; and

•	Other relevant factors.

BP will vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if

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The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

BP will vote CASE-BY-CASE on the entire board if:

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-play frequency, taking into account:

The board’s rationale for selecting a different frequency;

The company’s ownership structure and vote results;

Analysis of whether there are compensation concerns or a history of problematic compensation practices; and

The previous year’s support level on the company’s say-on-pay proposal.

BP will vote on a CASE-BY-CASE basis on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if the company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

The company’s response, including:

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

Specific actions taken to address the issues that contributed to the low level of support;

Other recent compensation actions taken by the company;

Whether the issues raised are recurring or isolated;

The company’s ownership structure; and

Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

BP will generally vote against or withhold from members of the governance committee if the charter imposes undue restrictions on shareholders’ ability to amend bylaws.

9. Insufficient Executive Compensation Disclosure by Externally Manged Issuers (EMI’s)

For externally-managed issuers (EMIs), generally vote against the say-on-pay proposal when insufficient compensation disclosure precludes a reasonable assessment of pay programs and practices applicable to the EMI’s executives.

Overboarding (US and Canada)

We generally withhold votes for non-CEO director nominees who sit on more than three public company boards and for CEO nominees at their outside boards, where they sit on the board of more than two public companies besides the company for which they serve as CEO.

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Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections

We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Chairman and CEO are the Same Person

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Independent Chair

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

a.	The scope of the proposal;

b.	The company’s current board leadership structure;

c.	The company’s governance structure and practices;

d.	Company performance; and

e.	Any other relevant factors that may be applicable.

Majority of Independent Directors

We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

Options Backdating

We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

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We will adopt a CASE-BY-CASE policy to the options backdating issue. In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Length of time of options backdating;

Size of restatement due to options backdating;

Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Lack of nominating committee

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee. Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

Term of Office

We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Requiring two or more nominees

We vote AGAINST proposals to require two or more candidates for each board seat.

Age Limits

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director’s legal expenses would be covered.

Succession Planning

Shareholder proposal seeking the adoption of a documented CEO succession planning policy.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

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Limits for directors receiving 25% Withhold Votes

Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

Establish/Amend Nominee Qualifications

We will vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

The scope and structure of the proposal

Director Elections – Non-U.S. Companies

Canada

In the following situations, votes will be WITHHELD:

From any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;

From the Chair of the nominating Committee where the company has not disclosed a formal written gender diversity policy; and there are zero female directors on the board of directors.

From audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;

From audit committee members if non-audit fees paid to related audit firm exceed audit-related fees.

From audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm);

The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;

The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

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Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Generally WITHHOLD from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

Are insiders on the compensation or nominating committee and the committee is not majority independent.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent

BP policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under BP’ board and committee independence policies, if the company meets all of the following independence and governance criteria:

a.	Individually elected directors;

b.	The number of related directors should not exceed the proportion of the common shares controlled by the controlling shareholder, to a maximum of two-thirds, however if the CEO is related to the controlling shareholder, then at least two-thirds of the directors should be independent of management;

c.	If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder; and

d.	A majority of the audit and nominating committees should be either independent directors or related directors who are independent of management. All members of the compensation committee should be independent of management, and, if the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a related director;

e.	Prompt disclosure of detailed vote results following each shareholder meeting; and

f.	Adoption of a majority vote standard with a director resignation policy for uncontested elections OR a public commitment to adopt a majority voting standard with a director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares.

BP will also consider the following:

a.	Nominating committee has process to receive and discuss suggestions from shareholders for potential director nominees; and

b.	If the CEO is related to the controlling shareholder, the board’s process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors.

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BP will also take into consideration any other concerns related the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

In the following situations, we will vote AGAINST:

a.	We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.

b.	We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.

c.	We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.

Europe

Directors’ term of office

For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

Executives on audit and remuneration committees

For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

Bundling of proposal to elect directors

For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

Majority-independent board (i.e., greater than 50%)

For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.

Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.

France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

Disclosure of names of nominees

For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not disclosed in a timely manner prior to the meeting. This policy will be applied to all companies in these markets, for bundled as well as unbundled items. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis. In the case of Poland and Turkey, BP will vote FOR the election of directors in 2013 even if nominee names are not disclosed in a timely manner. Beginning in 2014, this grace period will cease.

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France

BP will vote on a case-by-case basis regarding the granting of double-voting rights on shares in compliance with the Florange Act.

All European Markets

BP will vote AGAINST (re)election of a combined chair/CEO at core companies. However, with the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote will be made on a CASE-BY-CASE basis. In order for BP to consider a favorable vote for an interim combined chair/CEO the company will need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees.

For companies with a majority shareholder, generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than the minority shareholders’ percentage of equity ownership, or if the board will be less than one-third independent (whichever is higher.)

(In markets where the local corporate governance code addresses board independence at controlled companies, BP will generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, below 1/3.)

Independence will be determined according to BP’s European Classification of Directors. If a nominee cannot be categorized, BP will consider that person non-independent and include that nominee in the calculation.

The following policies would be applied to all widely held companies1, unless there is a majority shareholder:

i.	For all markets (except Greece or Portugal), vote against the election or reelection of any non-independent directors (excluding the CEO) if:

ii.	Fewer than 50 percent of the board members elected by shareholders excluding where relevant, employee shareholder representatives, would be independent, or

iii.	Fewer than one-third of board members, including those who, in accordance with local law(s) requiring their mandatory board membership, are not elected by shareholders, would be independent.

iv.	In Italy, at least half of the board should be independent (50 percent). Issuers with a controlling shareholder will be required to have a board consisting of at least one-third independent members (33 percent). This applies to individual director appointments (co-options). In the case of complete board renewals that are regulated by the Italian slate system (“voto di lista”), board independence will be one of the factors for determining which list of nominees BP considers best suited to add value for shareholders based, as applicable, on BP European policies.

v.	For companies incorporated in Portugal or Greece, at least one-third of the board will be required to be independent. BP will recommend a vote against the entire slate of candidates (in the case of bundled elections), or a vote against the election of any non-independent directors (in the case of unbundled elections) if board independence level does not meet the minimum recommended one-third threshold.

[1]	Widely held companies are interpreted as:

•	Generally, based on their membership in a major index and/or the number of ISS clients holding the securities;

•	For Sweden, Norway, Denmark, Finland, and Luxembourg: based on local blue chip market index and/or MSCI EAFE companies;

•	For Portugal, based on their membership in the PSI-20 and/or MSCI-EAFE index.

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For companies with a majority shareholder (excluding Italy and Portugal):

i.	Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders’ percentage of equity ownership, or, in any case, if the board will be less than one-third independent (whichever is higher).

ii.	Minority shareholders’ ownership percentage is calculated by subtracting the majority shareholder’s equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company’s equity capital. This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

a.	However, in markets where the local corporate governance code addresses board independence at controlled companies, BP will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, if the level of board independence will be less than one-third.

Ireland

We vote AGAINST on-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.

Ireland and UK – BP will vote against directors who hold more than four other board positions. A board chairman should not hold other chairmanship position, but may hold up to 3 other board positions. BP will vote against reelection of a director whose attendance falls below 75% for more than two years.

Netherlands

We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

Canada

Vote case-by-case on proposals to adopt or amend an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is to prevent stealth proxy contests; to provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and to provide all shareholders with sufficient information about potential nominees in

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order for them to make informed voting decisions on such nominees taking into account the following:

a. For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders’ meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable;

b. The board’s inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;

c. A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;

d. Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;

e. Any additional disclosure requests within the advance notice requirement or the company’s ability to require additional disclosure that exceeds that required within a dissident proxy circular or that goes beyond that necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required and disclosed for management nominees; and in any event where there is no indication from the company that such additional disclosure, if requested and received, will be made publicly available to shareholders;

f. Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement;

g. Any other feature or provision determined to have a negative impact on shareholders’ interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Australia

We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

Sri Lanka

Vote FOR board-nominated candidate unless:

He is an executive director serving on the audit, remuneration or nomination committee, or

He is a non-independent director nominee and independent directors are less than the higher of: 2, or 1/3 of the board.

Singapore

We vote AGAINST:

Election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;

Audit committee members who are former partners of the company’s auditor;

Directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

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Election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one-third of the board is not independent

Classify a director as non-independent where the director has served on the board for more than nine years and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence.

We will NOT vote against the election of a CEO or a company founder who is integral to the company.

Generally vote against if:

•	The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;

•	The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:

•	The nominee is an executive director;

•	The nominee is a non-independent chairman of the board

Hong Kong

BP will generally vote FOR director nominees to the board, however, we will vote AGAINST any nominee who:

Is classified by the company as independent, but fails to meet the BP criteria for independence

Has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

c.	Had attended less than 75 percent of board meeting over the most recent two years, without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.);

d.	Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent; or

e.	Is an executive director serving on the audit committee.

f.	Classified by the company as independent but fails to meet the BP criteria for independence. Classify a director as non-independent where the director has served on the board for more than nine years, and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence.

Generally vote for the re/election of directors, unless:

a.	The nominee has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

b.	The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance will not include meetings attended by alternate directors. Acceptable reasons for director absences are generally limited to the following:

c.	Medical issues/illness;

d.	Family emergencies;

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e.	The director has served on the board for less than a year; and

f.	Missing only one meeting (when the total of all meetings is three or fewer);

g.	The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;

h.	The nominee is an executive director serving on the audit committee;

i.	The nominee sits on a total of more than five public company boards (BP will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than five); or

j.	Any non-independent director nominees where the board is less than one-third independent under BP classification of directors.

BP generally will not vote against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Hong Kong and Singapore: Generally vote AGAINST all members of the audit committee up for reelection if:

a.	The non-audit fees paid to the auditor exceed audit fees without satisfactory explanation; or

b.	The company did not disclose the audit fees and /or non-audit fees in the latest fiscal year.

c.	Vote AGAINST director nominees who sit on a total of more than six public company boards.

Japan : Generally vote FOR an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote against the article amendments. Vote case-by-case if the board currently has a three-committee structure

Malaysia, Thailand

Typically vote for the reelection of directors unless:

The nominee is an executive director and serves on the audit, remuneration, or nomination committee; or

The nominee has attended fewer than 75% of the board and committee meetings over the most recent year without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.); or

The nominee is a non-independent director and the board is less than 1/3 independent.

Korea

We vote AGAINST the election of an outside director to the board or to the audit committee where that director sits on a total of more than two public company boards.

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South Korea

We vote AGAINST

•	Any nominee who is a non-independent director serving on the audit committee.

•	Any non-independent director nominees (5 year cooling off period) where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies

•	A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence

We generally vote FOR the remuneration cap for internal auditors unless:

•	It is excessive relative to peer companies, or

•	The company has not provided a reasonable justrificaiton, or

•	There are serious concerns about the statutory reports presented or audit procedures used.

Korea, South Korea and South Africa

We vote AGAINST the reelection of any outside directors who have attended less than 75 % of board meetings.

South Korea, Philippines

We vote FOR the election of directors unless there are specific concerns about the company, the board or the nominees.

We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors.

We vote AGAINST all director elections where insufficient information on nominees has been disclosed.

Where independent directors represent less than a majority of the board, we will vote AGAINST the following directors:

Executive directors who are neither the CEO nor a member of the founding family and/or the most recently appointed non-independent non-executive director who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to their holdings in the company.

Philippines

Where independent directors represent less than the highest of three independent directors or 30 percent of the board, RIM will vote AGAINST the following directors:

An executive director with exception of the CEO; or

One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company.

Vote FOR a board-nominated candidate unless:

He has attended less than 75% of board and key committee meetings over the recent year without explanation such as medical issues.

South Aftrica

BP evaluates management proposals seeking ratification of a company’s remuneration policy on a case-by-case basis. BP generally votes against if the level of disclosure of the policy and/or its application is below what is required for shareholders to make an informed judgment on the policy. In the event of satisfactory disclosure, BP generally votes for the approval of the executive remuneration unless specific issues apply.

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Brazil

BP will vote AGAINST proposals to elect directors if the post-election board is not at least 30 percent independent. This policy applies to Novo Mercado companies.

BP will vote AGAINST proposals to elect directors if the post-election board is not at least 20 percent independent. This policy applies to Nivel 2 companies.

Vote abstain on the election of directors and fiscal council members nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

d.	Vote against the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)—Novo Mercado, Nivel 2, and Nivel 1-- if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

e.	Vote against the election of the company’s chairman, if the nominee is also the company’s CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)–Novo Mercado, Nivel 2, and Nivel 1 — after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

f.	Under extraordinary circumstances, vote against individual directors, member(s) of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures

Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

France (MSCI EAFE Index) - Combined Chairman/CEO

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

If it is a temporary solution;

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If his/her removal from the board would adversely impact the company’s continuing operations;

If the company provides compelling argumentation for combining the two functions; or

If the company has put a sufficiently counterbalancing governance structure in place.

A counterbalancing structure may include the following:

At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;

No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);

The chairmen of audit, remuneration and nomination committees are independent directors; and

All key governance committees have a majority of independent members.

If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards.

Censor (non-voting board member) Elections: For widely held companies, BP will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, BP will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern.)

In consideration of the principle that censors should be appointed on a short-term basis, BP will vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

For directors standing for (re)election at French companies, will take into account board appointments as censors.

Denmark - Discharge of Management and Board

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

Sweden - Director Elections/Labor Representatives

For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

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In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

Israel

For Israeli companies listed on the NASDAQ exchange, we vote AGAINST the election/reelection of non-independent directors if a given board is not majority-independent and does not have at least three external directors.

Director and Auditor Indemnification We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

We vote AGAINST proposals that would:

Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care;

Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

For Israeli companies that are listed on a U.S. stock exchange and file a Form 20-F,we will vote AGAINST if the election of non-independent directors who sit on a company’s compensation committee.

If the board does not have compensation committee, we will vote AGAINST the non-independent directors serving on the board.

We vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director’s legal expenses would be covered.

For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law

Japan

1.	At companies with a statutory auditory structure: vote for the election of directors, except:

•	Top executive(s)[1] at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than 5 percent over the last five fiscal years)[2], unless an improvement[3] is observed;

•	Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;

•	Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan;

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•	An outside director nominee who attended less than 75 percent of board meetings during the year under review[2]; or,

•	Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority[5] of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

•	An outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, will not be majority independent; or

•	Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan.

3.	At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

An outside director nominee who is also nominated as an audit committee member6 is regarded as non-independent based on ISS independence criteria for Japan

Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

Germany

For core companies with employee representatives on supervisory board: We vote AGAINST any non-independent director if less than one-third of the supervisory board is independent.

For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.

We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

[2]	The attendance of inside directors is not disclosed in Japan. For companies with a three committee structure and companies with an audit committee structure, ISS will require attendance of 75 percent or more of audit committee meetings as well as 75 percent or more of board meetings.

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Spain

We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

We vote AGAINST the routine election and reelection of directors when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. This policy applies for bundled as well as unbundled items.

United Kingdom

We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

Germany, U.K., The Netherlands

We will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

There are compelling reasons that justify the election or re-election of a former CEO as chairman;

The former CEO is proposed to become the board’s chairman only on an interim or temporary basis;

The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

Latin America, Turkey, Indonesia

WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.

Russia

WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.

Taiwan

WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.

We vote AGAINST all directors and supervisors where the company employs the non-nomination system for election.

India

BP votes AGAINST all non-independent director nominees (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director.) Austria:

We will vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS’ director categorization guidelines). If a nominee cannot be categorized, BP will assume that person is non-independent and include that nominee in the calculation. The policy will apply only to core companies. For core companies where the board must include labor representatives by law, BP will require that one-third of the total board be independent

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Vote against the re/election of a director if the nominee has attended less than 75 percent of board and key committee (audit, compensation, and nominating) meetings over the most recent fiscal year, without a satisfactory explanation. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

Finland:

As it is market practice in Finland to have non-board members that are representatives of major shareholders serving on the nominating committee, we will FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice.

We will also vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

35. South Africa:

We will vote FOR the reelection of directors unless:

a. Adequate disclosure has not been provided in a timely manner;

There are clear concerns over questionable finances or restatements;

There have been questionable transactions with conflicts of interest;

There are any records of abuses against minority shareholder interests;

The board fails to meet minimum governance standards;

There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

Repeated absences (less than 75 percent attendance) at board meetings have not been explained; or Elections are bundled.

Additional factors resulting from recent changes in local code of best practice include:

The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

The director combines the roles of chair and CEO and the company has not provided an adequate explanation;

The director is the former CEO who has been appointed as chair;

The director is a non-independent NED who serves on the audit committee;

The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

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The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

We will vote FOR the reelection of the audit committee and/or audit committee members unless:

The committee includes one or more non-independent NEDs;

The audit committee member is a non-independent NED;

Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

a.	There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility

Repeated absences at committee meetings have not been explained.

36.	Greece:

Vote against the election or reelection of any non-independent directors if the proposed board is not at least one-third independent (as defined by ISS’ director classification guidelines). If elections are bundled and the proposed board is not at least one-third independent, vote against the entire slate. If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. This policy will be applied to widely held* companies incorporated in Greece.

37.	Hungary:

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the board is not at least 50 percent independent. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation for determining the board independence percentage. The policy will apply to widely held companies.

38.	China

Generally vote FOR the re/election of directors, except where:

a.	The nominee has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

b.	The independent director nominee has attended less than 75 percent of board meetings over the most recent fiscal year[3], without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

c.	Medical issues/illness;

d.	Family emergencies;

e.	The director has served on the board for less than a year; and

f.	Missing only one meeting (when the total of all meetings is three or fewer);

g.	Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

Generally vote FOR the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

[3]	Companies are required to disclose the attendance record of independent directors only, and committee memberships and attendance are generally not disclosed.

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Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

a.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

b.	Failure to replace management as appropriate; or

c.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

39.	South Korea

Generally vote FOR the re/election of directors, unless:

a.	Adequate disclosure has not been provided in a timely manner;

b.	An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;

c.	An outside director has attended less than 75 percent of board meetings[4] over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

d.	Medical issues/illness;

e.	Family emergencies;

f.	The director has served on the board for less than a year; and

g.	Missing only one meeting (when the total of all meetings is three or fewer);

h.	For large companies, any non-independent director nominees (under ISS classification) where the board is less than majority-independent.

Where adequate disclosure has been provided, generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Under extraordinary circumstances, vote AGAINST individual directors, members of committees, or the entire board, due to:

a.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

b.	Failure to replace management as appropriate; or

c.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

Generally vote AGAINST directors for failure to remove a director convicted of wrongdoing from the board.

For cases where the election of multiple directors is presented as a bundled item, vote AGAINST the entire slate of directors if one of the nominees presents any of the governance concerns highlighted above.

40.	EMEA (Middle East and Africa except South Africa)

BP will vote on a case-by-case basis. We will vote FOR the following catagories:

•	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates

•	Candidates who bring needed professional skills, profiles and relevant experience.

[4]	Korean law requires companies to disclose the attendance of only outside directors.

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41.	Tax Havens

For US companies we apply the US guidelines.

For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.

Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.

We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.

We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

II. Proxy Contests

A.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

1.	Long-term financial performance of the target company relative to its industry;

2.	Management’s track record;

3.	Background to the contested election;

4.	Qualifications of director nominees (both slates) and compensatory arrangements;

5.	Likelihood that the proposed objectives and goals can be met; and

6.	Stock ownership positions.

Reimburse Proxy Solicitation Expenses

We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

h. Auditors

A.	Ratifying Auditors

1.	Proposals to ratify auditors are made on a CASE-BY-CASE basis.

2.	We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

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Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive is as follows:

Non-audit (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

3.	We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4.	(Europe) We vote AGAINST if external auditors have previously served the company in an executive capacity or are considered affiliated; if the name of the auditor is unpublished; if there is an unexplained change of auditor; for companies on the MSCI EAFE, fees for non-audit service exceed 100% of standard fees or any stricter limit set by law. For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law

5.	We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor. We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

6.	We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.

B.	Italy—Director and Auditor Indemnification

Proposals seeking indemnification and liability protection for directors and auditors

1.	Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

2.	We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

C.	Austria, Greece, Portugal and Spain:

We vote FOR the reelection of auditors and /or proposals authorizing the board to fix auditor fees, unless:

1.	There are serious concerns about the procedures used by the auditor;

2.	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

3.	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

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4.	Name of the proposed auditors has not been published;

5.	The auditors are being changed without explanation; or

6.	Fees for non-audit services exceed standard annual audit-related fees.

D.	Hong Kong, Singapore

1.	Vote FOR proposals to (re)appoint auditors and authorize the board to fix their remuneration, unless:

a.	There are serious concerns about the accounts presented or the audit procedures used;

b.	The auditor is being changed without explanation; or

c.	The non-audit fees exceed the audit fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

E.	MSCI EAFE Companies—Auditor Fee Disclosure

1.	We vote FOR auditor ratification and/or approval of auditors’ fees, unless: Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

2.	The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

i. Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

1.	We vote AGAINST proposals to classify the board.

2.	We vote FOR proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

1.	We vote AGAINST proposals that provide that directors may be removed only for cause.

2.	We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

3.	We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

1.	We vote AGAINST proposals to eliminate cumulative voting.

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2.	We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:

a.	the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;

b.	a proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot

3.	We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

D.	Shareholder Ability to Call Special Meetings

1.	We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

2.	We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

We will generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

Shareholders’ current right to act by written consent;

The consent threshold;

The inclusion of exclusionary or prohibitive language;

Investor ownership structure; and

Shareholder support of, and management’s response to, previous shareholder proposals.

BP will vote on a CASE-BY-CASE basis on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

An unfettered5 right for shareholders to call special meetings at a 10 percent threshold;

A majority vote standard in uncontested director elections;

No non-shareholder-approved pill; and

An annually elected board.

[5]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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F.	Shareholder Ability to Alter the Size of the Board

1.	We vote FOR proposals that seek to fix the size of the board.

2.	We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

3.	We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

j. Tender Offer Defenses

A.	Poison Pills

1.	We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

a.	A shareholder-approved poison pill is in place.

b.	The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

i.	Shareholders have approved the adoption of the plan, or

ii.	The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

2.	We vote FOR shareholder proposals to redeem a company’s poison pill.

3.	We vote AGAINST management proposals to ratify a poison pill.

4.	We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill or protective amendment to preserve a company’s net operating losses based on the following criteria:

a.	The trigger (NOL pills generally have a trigger slightly below 5 percent);

b.	The value of the NOLs;

c.	The term;

d.	Shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and other factors that may be applicable.

e.	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

f.	Any other factors that may be applicable.

B.	Poison Pills Canada

We vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plan best practice guidelines and its scope is limited to giving the board more time to find an alternative and to ensure the equal treatment of all shareholders.

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C.	Poison Pills (Japan)

We vote on a CASE-BY-CASE basis and will only generally vote AGAINST unless:

•	Independent directors who meet ISS guidelines on attendance comprise at least 1/3 of the board after the shareholder meeting;

•	The number of independent directors who meet ISS guidelines on attendance is at least two after the shareholder meeting;

•	The directors are subject to annual elections;

•	The bid evaluation committee is composed entirely of independent directors, or independent statutory auditors, who meet ISS guidelines on attendance;

•	The trigger threshold is set at no less than 20 percent of shares outstanding;

•	The duration of the poison pill does not exceed three years;

•	There are no other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; and

D.	The company posts its proxy circular on the stock exchange website at least four weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them. Anti-Takeover Proposals (France)

We vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

E.	Fair Price Provisions

1.	We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

2.	We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F.	Greenmail

1.	We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

G.	Pale Greenmail

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

H.	Unequal Voting Rights

1.	We vote AGAINST dual class exchange offers.

2.	We vote AGAINST dual class recapitalizations.

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I.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments. However for companies with shareholder(s) who have significant ownership levels, we vote on a CASE-BY-CASE basis, taking into account the following criteria:

a.	Ownership structure;

b.	Quorum requirements; and

c.	Supermajority vote requirements.

J.	Supermajority Shareholder Vote Requirement to Approve Mergers

1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

K.	White Squire Placements

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

L.	Protective Preference Shares

We	evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

2.	No call/put option agreement exists between the company and the foundation.

3.	There is a qualifying offer clause or there are annual management and supervisory board elections.

4.	The issuance authority is for a maximum of 18 months.

5.	The board of the company-friendly foundation is independent.

6.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

7.	There are no priority shares or other egregious protective or entrenchment tools.

8.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

9.	Art 2:359c Civil Code of the legislative proposal has been implemented.

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k. Miscellaneous Governance Provisions

A.	Confidential Voting

1.	We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2.	We vote FOR management proposals to adopt confidential voting.

3.	WE vote on a case-by-case basis on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Issues include confidential voting of individual proxies and ballots, confidentiality of running vote tallies, treatment of abstentions and/or broker non-votes in counting methodology. Factors considered are transparency, consistency, fairness. Other factors include:

a.	The scope and structure of the proposal

b.	the company’s stated confidential voting policy and whether it ensures a ‘level playing field’ by providing shareholder proponents with equal access to vote information prior to the annual meeting;

c.	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the process and maintains the integrity of vote results;

d.	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

e.	Any recent controversies or concerns related to the company’s proxy voting mechanic;

f.	Any unintended consequences resulting from implementation of the proposal; and

g.	any other relevant factors.

B.	Litigation Rights(including exclusive venue and fee-shifting bylaw provisions)

BP votes on a case-by-case basis on bylaws which impact shareholders’ litigation rights taking into account factors such as:

a.	The company’s stated rationale for adopting the provision

b.	Disclosure of past harm from shareholder lawsuits

c.	The breadth of application of the bylaw such as key terms and types of lawsuits

d.	Governance features such as shareholders’ ability to repeal the provision and ability to hold directors accountable.

BP generally votes AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits.

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A.	Equal Access

BP will vote on a CASE-BY-CASE basis on proposals to enact proxy access, taking into account, among other factors:

1.	Company-specific factors; and

2.	Proposal-specific factors, including:

a.	The ownership thresholds proposed in the resolution (i.e. percentage and duration);

b.	The maximum proportion of directors that shareholders may nominate each year; and

c.	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations. .

B.	Bundled Proposals

We review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

C.	Shareholder Advisory Committees

We vote AGAINST proposals to establish a shareholder advisory committee.

D.	Charitable Contributions

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

E.	Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote FOR this when:

1.	We support the underlying merger proposal

2.	The company provides a compelling reason and

3.	The authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

F.	Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements

1.	We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

2.	We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

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3.	We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

G.	Related Party Transaction Auditor Reports (France)

We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

H.	Related Party Transactions (Malaysia)

BP will vote AGAINST a related-party transaction if:

•	A director who is classified by the company as independent has a vested interest in the business transaction AND

•	The value of the transaction exceeds MYR 250,000. In addition, directors involved in related party transaction in excess of MYR 250,000 will be classified as non-independent.

I.	General Share Issuance Mandate (Malaysia)

Generally vote FOR issuance request with preemptive rights to a max of 100% over currently issued capital. Without preemptive rights, vote FOR requests up to 20% issued capital.

J.	Financial Assistance Authorities (South Africa)

Generally vote FOR a general authority to provide financial assistance, unless:

•	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or

•	As part of the authority, the company seeks approval to provide financial assistance “to any person.”

K.	Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)

Central and Eastern Europe

We will vote proposals to reduce minimum notice period for calling a meeting on a CASE-BY-CASE basis.

Generally, approve “enabling” authority proposal on the basis that BP would typically expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole. By definition, EGMs being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits EGM/GM to be called at no less than 14-day’s notice, RMG will generally support the proposal if the company discloses that eh shorter notice period of between 20 and 14 days would not be used as a routine matter for such meetings buy only when the flexibility is merited by the business of the meeting. Where the proposal at a give EGM/GM is not time-sensitive, BP would not typically expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

With the exception of the first AGM at which approval of the enabling authority is sought, when evaluating an enabling authority proposal, BP will consider the company’s use of shorter notice periods in the preceding year to ensure that such periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not done so, and fails to provide a clear explanation, we will consider voting AGAINST the enabling authority for the coming year.

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J.	Independent Proxy (Switzerland)

BP will generally vote FOR proposals to elect an independent proxy for shareholder representation at annual general meetings for a term lasting until the following year’s ordinary general meeting. Absent any concerns about the independence of the proposed proxy, there are routine resolutions as the elected proxy must be independent as defined by Art. 728 of the Swiss Code of Obligations, the same definition of independence applied to external auditors.

K.	Exclusive Venue Proposals (Mgmt proposals seeking exclusive jurisdiction for resolution of disputes)

BP will vote on a CASE-BY-CASE basis on exclusive venue proposals taking into account:

1.	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

2.	whether the company has the following good governance features:

a.	an annually elected board;

b.	a majority vote standard in uncontested director elections; and

c.	the absence of a poison pill, unless the pill was approved by shareholders.

e. Capital Structure

A.	Common Stock Authorization

1.	We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

2.	We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

3.	We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B.	Capital Issuance Requests

1.	General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.	We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

b.	We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

c.	We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital. (In Ireland and UK—pre-emption rights should not exceed more than 5 percent of the issued share capital in any one year, with an overall limit of 7.5 percent in any rolling three-year period.)

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2.	Specific issuance requests will be judged on their individual merits.

3.	Protective Preference Shares (Netherlands)

Management proposals to approve protective preference shares to company-friendly foundations: We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

a.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

b.	No call/put option agreement exists between the company and the foundation.

c.	There is a qualifying offer clause or there are annual management and supervisory board elections.

d.	The issuance authority is for a maximum of 18 months.

e.	The board of the company-friendly foundation is independent.

f.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

g.	There are no priority shares or other egregious protective or entrenchment tools.

h.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

i.	Art 2:359c Civil Code of the legislative proposal has been implemented.

4.	U.K and Netherlands

We will vote FOR issuance requests only if share issuance periods are limited to 18 months.

5.	South Africa

a.	We will vote FOR a general Authority to place authorized but unissued shares under the control of the directors unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

iii.	The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.

b.	We will vote FOR a general authority to issue shares for cash unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The company used the authority during the previous year in a manner deemed not to be in shareholder’s interest.

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6.	Singapore

Generally vote FOR a general issuance of equity without preemptive rights when the issuance limit is not more than 10% of issued shares and 50% with preemptive rights for all Singapore companies, except Catalist-listed companies and REITS.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

7.	Taiwan

Generally vote FOR general mandate for public share issuance if the issue size is no more than 20% of the existing share capital or if the mandate includes a private placement as one of the financing channels if the resulting dilution rate is no more than 10%.

We vote on a CASE-BY-CASE basis on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition or a merger.

8.	France

Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital. Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

C.	Stock Distributions: Splits and Dividends

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D.	Reverse Stock Splits

1.	We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

2.	We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E.	Preferred Stock

1.	We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

2.	We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

3.	We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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4.	We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F.	Adjustments to Par Value of Common Stock

We vote FOR management proposals to reduce the par value of common stock.

G.	Preemptive Rights

1.	We vote FOR proposals to create preemptive rights.

2.	We vote AGAINST proposals to eliminate preemptive rights.

H.	Debt Restructurings

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

1.	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

2.	Change in Control: Will the transaction result in a change in control of the company?

3.	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.	Share Repurchase Programs

1.	We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:

a.	Maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

b.	Duration does not exceed 18 months. For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices.

2.	Vote AGAINST proposals where:

a.	The repurchase can be used for takeover defenses;

b.	There is clear evidence of abuse;

c.	There is no safeguard against selective buybacks;

d.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

3.	Consider Case-by-Case if these conditions are met:

a.	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

b.	The plan still respects the 10 percent maximum of shares to be kept in treasury.

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J.	Share Repurchase Programs to Fund Stock Option Plans

1.	Spain

We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting. However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

2.	Portugal

We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K.	Additional Share Repurchase Programs

1.	Denmark

Repurchase of shares in lieu of dividends – We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

2.	Japan

Vote case-by-case on article amendments to give the board discretionary authority over share repurchases, taking into account the company’s:

•	Balance sheet conditions;

•	Capital efficiency and return on equity;

•	Past share buybacks and dividend payouts;

•	Board composition;

•	Shareholding structure; and

•	Other relevant factors

Generally vote against these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

3.	Germany and Italy

Repurchase shares using put and call options – We will vote FOR provided the company details:

a.	Authorization is limited to 18 months

b.	The number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO

c.	An experienced financial institution is responsible for the trading

d.	The company has a clean track record regarding repurchases.

L.	Netherlands—Remuneration Report

Management is required to put its remuneration policy up for a binding shareholder vote. We will evaluate this item using principles of the Dutch Corporate Governance Code.

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Netherlands—Protective Preference Shares: Proposals to approve protective preference shares We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

1.	The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.	The issuance authority is for a maximum of 18 months;

4.	The board of the company friendly foundation is fully independent;

5.	There are no priority shares or other egregious protective or entrenchment tools;

6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.	The foundation buying the PPS does not have as a statutory goal to block a takeover;

8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M.	Tracking Stock

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

1.	Adverse governance charges

2.	Excessive increases in authorized capital stock

3.	Unfair method of distribution

4.	Diminution of voting rights

5.	Adverse conversion features

6.	Negative impact on stock option plans

7.	Other alternatives such as spinoff

N.	“Going Dark” Transactions

We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

1.	Whether the company has attained benefits from being publicly traded.

2.	Cash-out value

3.	Balanced interests of continuing vs. cashed-out shareholders

4.	Market reaction to public announcement of transaction

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f. Executive and Director Compensation

A.	General

1.	Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

Robeco votes on a case by case basis on equity based compensation plans taking into account the following:

a.	Plan Cost – the total estimated cost of the plans relative to industry/market cap peers measured by the company’s estimated Shareholder Value Transfer and considering both the SVT based on new shares requested plus shares remaining for future grans, plus outstanding unvested/unexercised grants and SVT based only on new shares plus shares remaining for future grans.

b.	Plan Features – Automatic single-triggered award vesting upon change of control; Discretionary vesting authority, liberal share recycling. Minimum vesting period for grants made under the plan.

c.	Grant Practices: The burn rate; vesting requirements; the estimated duration of the plan, the proportion of the CEO’s most recent equity grants, existence of a claw-back policy, post exercise/vesting requirements.

BP generally votes against the plan if the combination of above factors indicates that the plan is not in the shareholders best interests of if any of the following apply:

a.	The plan creates dilution exceeding 3 1⁄2% per year over the life of the plan.

b.	Awards may vest in connection with a liberal change of control definition.

c.	The plan would permit reprising or cash buyout of underwater options without shareholder approval.

The plan is a vehicle for problematic pay practice or a pay for performance disconnect Canada Specific:

i.	Generally vote against an equity compensation plan proposal where:

•	The non-employee director aggregate share reserve under the plan exceeds the BP established maximum limit of 1 percent of the outstanding common shares; or

•	The equity plan document does not specify an annual individual non-employee director grant limit with a maximum value of (i) $100,000 worth of stock options in the case of a stock option or omnibus plan, or (ii) $150,000 worth of shares in the case of an equity plan that does not grant stock options.

Individual Non-employee Director Grants

ii.	Generally vote against individual equity grants to non-employee directors in the following circumstances:

•	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and

•	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

iii.	Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

b.	Hong Kong and Singapore specific

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i.	Vote AGAINST a stock option scheme if directors eligible to receive options under the scheme if directors eligible to receive options under the scheme are involved in the administration of the scheme the scheme administrator has the discretion over awards; this generally excludes equity awards granted or taken in lieu of cash fees.

c.	Singapore specific:

i.	Vote against a performance share plan or restricted share plan if:

•	The maximum dilution level for the plan exceeds BP guidelines of 5% of issued capital for a mature company and 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offsheet dilution concerns by reducing the likelihood that awards will become exercisable unless there is a clear improvement in shareholder value; or

•	Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over awards.

d.	France-specific: BP will generally vote FOR equity-based compensation proposals taking into account the following factors:

i.	The volume of awards transferred to participants must not be excessive; the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

•	The shares reserved for all share plans may not exceed 5% of a company’s issued share capital, except in the case of a high-growth company or particularly well-designed plan, in which case dilution of between 5 and 10% is allowed.

ii.	The plan must be sufficiently long-term in nature/structure; minimum vesting of 3 years or more; and

iii.	The awards must be granted at market price.

B.	Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

C.	Director Compensation

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

We vote on management proposals seeking ratification of non-employee director compensation on a CASE-BY-CASE basis.

D.	Employee Stock Purchase Plans

1.	We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

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2.	We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.	Limits on employee contribution, either fixed dollar or percentage of salary

c.	Company matching contribution up to 25%

d.	No discount on the stock price on the date of purchase since there is a company matching contribution

3.	Canada

BP will generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

a.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or a percentage of base salary excluding bonus, commissions and special compensation);

b.	Employer contribution of up to 25% of employee contribution and no purchase price discount or employer contribution of more than 25% of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

c.	Purchase price is at least 80% of fair market value with no employer contribution;

d.	Potential dilution together with all other equity-based plans is 10% of outstanding common shares for less; and

e.	Plan Amendment Provision requires shareholder approval for amendments to:

i.	The number of shares reserved for the plan;

ii.	The allowable purchase price discount;

iii.	The employer matching contribution amount.

Treasury-funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25%. BP will vote on a CASE-BY-CASE basis taking into account the following factors:

a.	Shareholder Value Transfer (SVT) cost of the plan;

b.	Eligibility;

c.	Administration;

d.	The company’s other equity-based compensation plans and benefit programs, in particular pensions.

E.	OBRA-Related Compensation Proposals:

1.	Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

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2.	Amendments to Added Performance-Based Goals

a.	We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

b.	We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

3.	Amendments to Increase Shares and Retain Tax Deductions under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.

4.	Approval of Cash or Cash-and-Stock Bonus Plans

a.	We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

b.	We generally vote AGAINST plans with excessive awards ($2 million cap).

5.	Independent Outsiders

We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.

F.	Shareholder Proposals to Limit Executive and Director Pay

1.	We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

2.	We vote AGAINST all other shareholder proposals that seek to limit executive and director pay

G.	Golden and Tin Parachutes

1.	We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

2.	We vote AGAINST golden parachutes.

3.	Voting on a CASE-BY-CASE basis on Golden Parachute proposals, including consideration of existing change in control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

a.	Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issues(s):

b.	Single or modified single trigger cash severance;

c.	Single trigger acceleration of unvested equity awards;

d.	Excessive cash severance (>3x base salary and bonus);

e.	Excise tax gross ups triggered and payable (as opposed to a provision to provide excise tax gross ups);

f.	Excessive golden parachute payments (on an absolute basis or as percentage of transaction equity value); or

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g.	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

h.	The company’s assertion that a proposed transaction is conditions on shareholder approval of the golden parachute advisory vote.

H.	Employee Stock Ownership Plans (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).

I.	401(k) Employee Benefit Plans

We vote FOR proposals to implement a 401(k) savings plan for employees.

J.	Pension Plan Income and Performance-Based Compensation

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: 1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

K.	Indexed Options and Performance Vested Restricted Stock

We generally vote FOR indexed options and performance vested restricted stock.

L.	Burn Rate

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

M.	Transferable Stock Options

1.	We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

2.	One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

a.	Executive officers and non-employee directors should be excluded from participating.

b.	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

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There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

N.	Supplemental Executive Retirement Plan (SERPs)

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

O.	Pay-for-Superior-Performance

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

P.	Executive Compensation Advisory Proposal (Say on Pay)

1.	BP will vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

2.	We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

a.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

b.	Avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

c.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

d.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

e.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

f.	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis. Consider the measures, goal, and target awards reported by the company for executives’ short and long-term incentive awards; disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

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g.	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents or targeting; and

h.	Balance of performance based versus non-performance based pay. Consider the ratio of performance based (not including plain vanilla stock options) vs. non-performance based pay elements reported for the CEO latest reported fiscal year compensation especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

3.	BP will vote AGAINST management say on pay proposals, AGAINST/WITHHOLD on compensation committee members (or, for rare cases, where the full board is deemed responsible, all directors including the CEO,) and/or AGAINST an equity-based incentive plan proposal if: :

a.	There is a misalignment between CEO pay and company;

b.	The company maintains problematic pay practices;

c.	The board exhibits poor communication and responsiveness to shareholders

•	Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

•	Board’s responsiveness to investor input and engagement on compensation issues, including:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics;

•	Failure to respond to majority-opposed previous say-on-pay proposal; and

•	Failure to respond to the company’s previous say-on-pay proposal that received support of less than 70 percent of votes cast taking into account the ownership structure of the company.

Failure to adequately respond to the aforementioned compensation issues may also result in votes against directors due to poor responsiveness to shareholders.

Canada

Vote on a case by case basis on say-on-pay resolutions or on individual directors, committee members or the entrie board as appropriate, when an issuer is externally managed and has given minimal disclosure about management services agreements and compensation taking into account:

•	The size and scope of the management services agreement;

•	Executive compensation in comparison to issuer peers and/or similarly structured issuers;

•	Overall performance;

Related party transactions;

•	Board and committee independence;

•	Conflicts of interest and process for managing conflicts effectively;

•	Disclosure and independence of the decision-making process involved in the selection of the management services provider;

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•	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;

Historical compensation concerns;

•	Executives’ responsibilities; and

•	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Q.	Pre-Arranged Trading Plans (10b5-1 Plans)

We generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K

2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board

3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan

4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan. An executive may not trade in company stock outside the 10b5-1 Plan.

5.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

R.	Share Buyback Holding Periods

We will generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.	A repurchase limit of up to 10% of outstanding issued share capital (15% in UK/Ireland);

2.	A holding limit of up to 10% of issued share capital in treasury; and

3.	A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10% repurchase limit will be assessed on a CASE-BY-CASE basis. We will support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholder’s interest. In such cases, the authority must comply with the following criteria:

4.	A holding limit of up to 10% of a company’s issued share capital in treasury; and

5.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice. However, BP expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so In such cases, the authority must comply with the following criteria:

6.	A holding limit of up to 10% of a company’s issued share capital in treasure; and

7.	A duration of no more than 18 months.

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In addition we vote AGAINST any proposal where:

8.	The repurchase can be used for takeover defenses;

9.	There is clear evidence of abuse;

10.	There is no safeguard against selective buybacks; and/or

11.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

S.	Tax Gross-Up Proposals

We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

T.	Reimbursement of Expenses Incurred from Candidate Nomination Proposal

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.

U.	Equity Based Compensation Plans are evaluated on a case-by-case basis

We will vote AGAINST equity plan proposals if any of the following apply:

1.	The total cost of the company’s equity plans is unreasonable;

2.	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

3.	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

4.	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

5.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

6.	The plan is a vehicle for poor pay practices;

7.	The company has a liberal definition of change-in-control.

We vote on a CASE-BY-CASE basis on compensation plans for non-employee directors.

Canada

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Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan6 are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

•	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Absence of problematic change-in-control (CIC) provisions, including:

•	Single-trigger acceleration of award vesting in connection with a CIC; and

•	Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.

•	No financial assistance to plan participants for the exercise or settlement of awards;

•	Public disclosure of the full text of the plan document; and

•	Reasonable share dilution from equity plans relative to market best practices.

•	Grant Practices:

•	Reasonable three-year average burn rate relative to market best practices;

•	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);

•	The issuance of performance-based equity to the CEO;

•	A clawback provision applicable to equity awards; and

•	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ interests. In addition, vote against the plan if any of the following unacceptable factors have been identified:

•	Discretionary or insufficiently limited non-employee director participation;

•	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;

•	A history of repricing stock options without shareholder approval (three-year look-back);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

Any other plan features that are determined to have a significant negative impact on shareholder interests

V.	Golden Coffin (Death Benefit)

We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

[6]	In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

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W.	Hold Till (post) Retirement

We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

The following factors will be taken into account:

1.	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

a.	Rigorous stock ownership guidelines, or

b.	A holding period requirement coupled with a significant long-term ownership requirement, or

c.	A meaningful retention ratio,

2.	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

3.	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

X.	Acceptance of Deposites (India)

Generally vote AGAINST accepting deposits from shareholders or the public unless there are no significant causes for concern regarding terms and conditions of the deposit.

Y.	Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:

We will evaluate such proposals on a Case-by-Case basis.

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under policy, and may even result in withheld votes from compensation committee members. The second component of this proposal — related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy:

1.	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Z.	Compensation Issue in Non-US Companies

1.	Europe: Vote case-by-case on management proposals seeking ratification of a company’s executive compensation-related items, and generally vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

a.	Avoid arrangements that risk “pay for failure”:

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b.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices. For instance,

•	There shall be a clear link between the company’s performance and variable awards.

•	There shall not be significant discrepancies between the company’s performance and real executive payouts.

•	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

•	Significant pay increases shall be explained by a detailed and compelling disclosure.

•	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

•	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

2.	We generally vote FOR proposals to award cash fees to non-executive directors and will vote AGAINST where proposals provide for the egregious granting of stock options, performance based equity comp and performance based cash to non-executive directors.

3.	Europe – Generally vote for proposals to fix the ratio between the fixed and variable components of remuneration unless:

•	Adequate disclosure has not been provided in a timely manner

•	There are concerns about the company’s motivation for change

•	There are specific concerns with the company.

UK – BP votes on a case-by-case basis on management proposals seeking ratification of a company’s remuneration policy, and generally vote against if such proposal fails to comply with one or a combination of several of BP remuneration principles and/or local institutional investor best practice without adequate explanation. Whilst not an exhaustive list, below are several key criteria that are considered during analysis:

•	Has adequate disclosure been provided to allow investors to make an informed voting decision;

•	The level of pay for the CEO and other executive directors should not be excessive relative to peers, company performance, and market practices;

•	Significant pay increases should be explained by a detailed and compelling disclosure;

•	Severance pay agreements should not be in excess of 12 months’ fixed remuneration and should be in line with best practice;

•	There should be a clear link between the company’s performance and variable awards;

•	The ability for discretionary exceptional awards to be made in excess of the standard policy will require a maximum award level to be disclosed. Open ended exceptional award levels will not be supported;

•	Executives should own a significant personal shareholding in the company and this should be supported by established share ownership guidelines by the company;

•	The remuneration committee should have the ability to clawback or withhold payment of incentive awards when justified.

•	NEDs generally should not receive performance based remuneration

•	Generally vote FOR fixed fees to external auditors unless the fees for non-audit services routinely exceed standard audit-related fees.

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4.	Finland—Stock Options

a.	We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

b.	We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

5.	Germany—Remuneration Disclosure

We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years

6.	Sweden—Remuneration Report

We vote AGAINST management proposals to approve the remuneration report if:

a.	The potential dilution from equity-based compensation plans exceeds RMG guidelines.

b.	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

c.	The remuneration report was not made available to shareholders in a timely manner.

d.	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

7.	Sweden, Norway—Matching Share Plans

We will evaluate such plans on a CASE-BY-CASE basis.

a.	For every matching share plan, RMG will require a holding period.

b.	For plans without performance criteria, the shares must be purchased at market price.

c.	For broad-based plans directed at all employees, BP accepts a 1:1 arrangement—that no more than one free share will be awarded for every share purchased at market value.

d.	For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.

e.	The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with BP guidelines.

8.	Australia

We will vote AGAINST resolutions seeking approval of termination payments for executives in excess of statutory maximum except where there is clear evidence that the termination payment would provide a benefit to shareholders.

We vote FOR the provision of termination benefits under the plan in excess of 12 months’ base salary, if the approval is for three years or fewer and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.

9.	Japan

BP will vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, BP may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, BP opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

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BP will vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, BP may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, BP will vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Among other conditions, BP will vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options

10.	Nordic Markets

We will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards. This includes one or more of the following:

a.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;

b.	Having significantly higher expected dividends than actual historical dividends;

c.	Favorably adjusting the terms of existing options plans without valid reason;

d.	Any other provisions or performance measures that result in undue award.

We will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.

11.	Italy

We will vote FOR any equity-based compensation plan provided they meet the following:

a.	The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);

b.	The options for management are granted without a discount;

c.	An executive director is part of the remuneration committee; or

d.	The company has no remuneration committee and has executive members within the board.

* BP may apply a carve-out in the case of well designed plans.*

12.	Taiwan

We vote on a case-by-case basis taking into account the following features:

a. existing substantial shareholders are restricted in participation;

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b. presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and

c. reasonable vesting period (at least two years) is set.

13.	China

We vote CASE-BY-CASE on proposals to approve a restricted stock scheme. A restricted stock plan will not be supported if:

a.	The grant price of the restricted shares is less than 50% of the average price of the company’s shares during the 20 trading days prior to the pricing reference date;

b.	The maximum dilution level for the scheme exceeds BP guidelines of 5% of issued capital for a mature company and 10% for a growth company. BP will support plans at mature companies with dilution levels up to 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods.

c.	Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme; or

d.	The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks.

We vote AGAINST a restricted stock scheme if the scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year, as the company’s financial performance has been largely determined for that particular year.

We vote on a case-by-case bases on proposals to invest in financial products using idle funds. Key factors include: any known concerns with previous investments, the amount of the proposed investment relative to the company’s assets; disclosure of the nature of the products in which the company proposes to invest and disclosure of associated risks of the proposed investments and related risk management efforts by the company.

14.	South Korea

Generally vote for approval of the remuneration cap for directors, unless:

a.	The proposed cap on directors’ remuneration is excessive relative to peer companies’ remuneration without reasonable justification; or

b.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Vote against if there are material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company and the company has not provided a reasonable justification for the proposed remuneration

15.	China

Generally vote for employee stock purchase plans (ESPPs) unless any of the following applies:

•	The total stock allocated to the ESPP exceeds 10 percent of the company’s total shares outstanding at any given time;

•	The share purchase price is less than 90 percent of the market price[7] when the share purchase is conducted solely through private placement;

[7]	Calculated as the average trading price 20 trading days prior to the announcement, pursuant to the CSRC’s guidelines on private placements.

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•	The company’s significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;

•	The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or

•	The ESPP contains any other terms that are deemed disadvantageous to shareholders

16.	Japan—Director Stock Options

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

AA.	Canadian Equity Compensation Plans, TSX Issuers

1.	Change-in-Control Provisions

Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

2.	Generally vote AGAINST proposals to reprice outstanding options including adjustments that can be reasonably considered repricing such as: reduction in exercise price or purchase price, extension of term for outstanding options, cancellation and reissuance of options, substitution of options with other awards.

3.	Amendment Procedures

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.	Any increase in the number (or percentage in the case of rolling plans) of shares reserved;

b.	Any amendment that extends the term of an award beyond the original expiry;

c.	Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

d.	Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

4.	Employee Share Purchase Plans, Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

a.	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

b.	Purchase price is at least 80 percent of fair market value with no employer contribution; OR

c.	No discount purchase price with maximum employer contribution of up to 20% of employee contribution

d.	Offering period is 27 months or less; and

e.	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

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If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

g. State of Incorporation

A.	Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a CASE-BY-CASE basis.

1.	Canada

a.	BP will generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.

b.	BP will generally vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members. (“Enhanced Quorum”).

c.	BP will generally vote FOR proposals to adopt or amend articles/bylaws unless the resulting document contains any of the following:

•	The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

•	The quorum for a meeting of directors is less than 50 percent of the number of directors;

•	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

•	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director; and

•	The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval

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h. Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

1.	Anticipated financial and operating benefits;

2.	Offer price (cost vs. premium);

3.	Prospects of the combined companies;

4.	How the deal was negotiated;

5.	Changes in corporate governance and their impact on shareholder rights;

6.	Change-in-control payments to executive officers and possible conflicts of interest; and

7.	Potential legal or environmental liability risks associated with the target firm

B.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C.	Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

We vote FOR changing the corporate name.

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H.	Special Purpose Acquisition Corporations (SPACs)

We will consider on a Case-by-Case the following measures for SPACs:

1.	Valuation, Market reaction,

2.	Deal timing,

3.	Negotiations and process,

4.	Conflicts of interest,

5.	Voting agreements, and

6.	Governance.

I.	Loan Guarantee Requests (Non US companies)

Companies often provide loan guarantees for subsidiaries, affiliates and related parties. Such requests will be evaluated on a CASE-BY-CASE basis. Generally, BP will vote AGAINST the provision when:

•	The identity receiving the guarantee is not disclosed;

•	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

•	the guarantee is provided to an entity in which the company’s ownership stake is less than 75%; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

BP will generally vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement.

China:

In assessing requests for loan financing provided by a related party:

BP will examine stated uses of proceeds, the size or specific amount of the loan requested and the interest rate. We also seek disclosure on the relation of the party.

In assessing requests to provide loan financing to a related party:

•	examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. Seeks disclosure on, the specific relation of the party to be granted the loan by the company.

•	BP will generally vote against the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.

•	BP will generally vote against the provision of loans to an entity in which the company’s ownership stake is less than 75 percent and the financing provision is not proportionate to the company’s equity stake.

i. Mutual Funds

A.	Business Development Companies

BP will vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.	The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal as required under the Investment Company Act of 1940;

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2.	a majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interest of the company and its shareholders prior to selling shares below NAV; and

3.	the company has demonstrated responsible past use of share issuances by either:

a.	Outperforming peers in its 8-digit GICS group as measured by one and three year median TSRs; or

b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

B.	Multimanaged Funds/Subadvisers:

BP will vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

j. Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. BP will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put a firm at a competitive disadvantage in the market unless there is significant relevant controversy or the firm significantly lags their peers, except in specific cases as listed below.

1.	We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

2.	We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.

3.	We SUPPORT CERES Principles, environmental reporting and MacBride Principles.

4.	We SUPPORT high-performance workplace standards.

5.	We SUPPORT fair lending guidelines and disclosure at financial companies.

6.	We SUPPORT reporting on equal opportunity and diversity.

7.	We SUPPORT shareholder proposals for additional reporting beyond what is a regulatory requirement when the proposal is supported by management.

8.	We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

9.	We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

10.	We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

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11.	We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

12.	We OPPOSE shareholder proposals on investing in renewable energy sources.

13.	We review proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities on a CASE-BY-CASE basis taking into account; a) the company’s current disclosure of relevant lobbying policies, and management and board oversight; b) the company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and c) recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

14.	We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.

15.	We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.

16.	We generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering: a) the company’s current level of disclosure of relevant policies and oversight mechanisms; b) the company’s current level of such disclosure relative to its industry peers; c) potential relevant local, state, or national regulatory developments; and d) controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

17.	We will vote on a CASE-BY-CASE basis on proposals requesting company reports on, or to adopt a new policy on, water-related risks and concerns, taking into account: a) the company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics; b) whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations; c) the potential financial impact or risk to the company associated with water-related concerns or issues; and d) recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

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18.	We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in “high risk” markets; and f) the cost associated with the initiative.

19.	We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.

20.	We review on a CASE-BY-CASE requests for workplace safety reports, including reports on accident risks reduction efforts taking into account; a) a) the nature of the company’s business specifically regarding company and employee exposure to health and safety risks; b) level of existing disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms; c) existence of recent, significant violations, fines, or controversy related to workplace health and safety ; and d) the company’s workplace health and safety performance relative to industry peers.

21.	Establishment of Board Committees on Social Issues: Shareholder proposals requesting companies establish new standing board committees on social issues.

We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:

a.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

b.	Level of disclosure regarding the issue for which board oversight is sought;

c.	Company performance related to the issue for which board oversight is sought;

d.	Board committee structure compared to that of other companies in its industry sector; and/or

e.	The scope and structure of the proposal.

22.	Genetically Modified Ingredients (GMO):

a.	Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

b.	Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

i.	The company’s business and the proportion of it affected by the resolution;

ii.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

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iii.	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

c.	Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

d.	Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients

23.	Gender Identity, Sexual Orientation and Domestic Partner Benefits

a.	We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

b.	We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.

24.	Equality of Opportunity: shareholder proposal requesting companies disclose their EEO-1 data

We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

a.	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

b.	The company already publicly discloses comprehensive workforce diversity data; and

c.	The company has no recent significant EEO-related violations or litigation.

25.	Political contributions and Trade Associations: Shareholder proposals calling for company to confirm political nonpartisanship, increase disclosure on political contributions and trade association spending and bar political contributions.

a.	BP will generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

i.	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

ii.	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

b.	RIM will vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

c.	BP will vote on a CASE-BY-CASE basis on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

i.	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

ii.	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organization, and the oversight and compliance procedure related to such expenditures of corporate assets.

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d.	BP will vote AGAINST proposals barring the company from making political contributions.

e.	BP will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

25.	Recycling: We will vote on a CASE-BY-CASE basis on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account: a) the nature of the company’s business; b) the current level of disclosure of the company’s existing related programs; c) the timetable prescribed by the proposal and the costs and methods of program implementation; d) the ability of the company to address the issues raised in the proposal; and e) the company’s recycling programs compared with the similar programs of its industry peers.

26.	High levels of dissent—Shareholder dissent of 20 percent or more will generally be used as the trigger for disclosure analysis. In certain circumstances, BP may recommend a vote against the relevant resolution at a future general meeting if the company has not explained its reaction to the dissent.

27.	BP will vote on a case-by-case basis on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process considering: a) the degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms; b) the company’s industry and whether the company or its suppliers operation in countries or areas where there is a history of human rights concerns; c) recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and d) whether the proposal is unduly burdensome or overly prescriptive.

END

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February 2017

PROXY VOTING AND

GOVERNANCE POLICY

1

1. INTRODUCTION	3

2. RESEARCH UNDERPINS DECISION MAKING	3

3. PROXY VOTING GUIDELINES	3

3.1 BOARD AND DIRECTOR PROPOSALS	4

3.2 COMPENSATION PROPOSALS	7

3.3 CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS	9

3.4 AUDITOR PROPOSALS	12

3.5 SHAREHOLDER ACCESS AND VOTING PROPOSALS	13

3.6 ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS	15

4. CONFLICTS OF INTEREST	18

4.1 INTRODUCTION	18

4.2 ADHERENCE TO STATED PROXY VOTING POLICIES	18

4.3 DISCLOSURE OF CONFLICTS	18

4.4 POTENTIAL CONFLICTS LIST	18

4.5 DETERMINE EXISTENCE OF CONFLICT OF INTEREST	19

4.6 REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST	19

4.7 CONFIDENTIAL VOTING	19

4.8 A NOTE REGARDING AB’S STRUCTURE	19

5. VOTING TRANSPARENCY	20

6. RECORDKEEPING	20

6.1 PROXY VOTING POLICY	20

6.2 PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES	20

6.3 RECORDS OF VOTES CAST ON BEHALF OF CLIENTS	20

6.4 RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION	20

6.5 DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS	20

7. PROXY VOTING PROCEDURES	20

7.1 VOTE ADMINISTRATION	20

7.2 SHARE BLOCKING	21

7.3 LOANED SECURITIES	21

EXHIBITS

•	Proxy Voting and Governance Committee Members

•	Proxy Voting Guideline Summary

•	Proxy Voting Conflict of Interest Form

•	Statement of Policy Regarding Responsible Investment

PROXY VOTING AND GOVERNANCE POLICY	2

1.	INTRODUCTION

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee”or “Committee”), which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services Inc. (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or the Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers in who’s managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.	PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

PROXY VOTING AND GOVERNANCE POLICY	3

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1	BOARD AND DIRECTOR PROPOSALS

1. Board Diversity (SHP)	CASE-BY-CASE

Board diversity is increasingly an important topic. In a number of European countries, legislation requires a quota of female directors. Other European countries have a comply-or-explain policy. We believe boards should develop, as a part of their refreshment and refreshment process, a framework for identifying diverse candidates. We believe diversity is broader than gender and should also take into consideration factors such as business experience, background, ethnicity, tenure and nationality. We evaluate these proposals on a case-by-case basis while examining a board’s current diversity profile and approach, and if there are other general governance concerns.

2. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3. Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4. Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

5. Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

PROXY VOTING AND GOVERNANCE POLICY	4

6. Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7. Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company,. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

•	We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

•	We may consider the number of boards on which a director sits and/or their length of service on a particular board.

•	We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

•	We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.

•	We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a. Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b. Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8. Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

PROXY VOTING AND GOVERNANCE POLICY	5

9. Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

10. Majority of Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

11. Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.

12. Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

13. Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

14. Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

[1]	For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.
[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

PROXY VOTING AND GOVERNANCE POLICY	6

3.2	COMPENSATION PROPOSALS

15. Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

16. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

17. Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

18. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

19. Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

20. Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

21. Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

22. Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

PROXY VOTING AND GOVERNANCE POLICY	7

23. Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

•	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

•	Compensation costs should be managed in the same way as any other expense;

•	Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

•	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.

Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

24. Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

25. Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

26. Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

PROXY VOTING AND GOVERNANCE POLICY	8

27. Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

28. Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

29. Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

30. Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

31. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

32. Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

33. Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

34. Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

PROXY VOTING AND GOVERNANCE POLICY	9

35. Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

36. Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

37. Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

38. Expensing Stock Options (SHP)	FOR

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

39. Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

40. Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”—must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares

PROXY VOTING AND GOVERNANCE POLICY	10

outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

41. Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

42. Issuance of Stock with Unequal Voting Rights	CASE-BY-CASE

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. We evaluate these proposals on a case-by-case basis and take into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

43. Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

44. Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

45. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

46. Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

47. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a

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certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

48. Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4	AUDITOR PROPOSALS

49. Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

50. Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

51. Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

52. Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

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We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

53. Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

54. A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage, often 10% of the outstanding shares.

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 5% or more of the outstanding voting equity of the company.

55. Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

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56. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

57. Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

58. Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

59. Permit a Shareholder’s Right to Act by Written Consent (SHP)	FOR

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

60. Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

61. Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

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A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

62. Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

63. Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

64. Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

65. Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

66. Charitable Contributions (SHP) (MGMT)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

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67. Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68. Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

69. Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70. Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71. Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

72. Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

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73. Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

74. Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

75. Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

76. Work Place: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

77. Work Place: Pay Disparity (SHP)	CASE-BY-CASE

A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers and/or between genders, including statistics and rationale pertaining to changes in the size of the gap, recommended actions, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not address all of the issues addressed by pay disparity reports. Accordingly, we will continue to evaluate these proposals on a case-by-case basis, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

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4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3	DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

•	Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

•	Publicly-traded companies that distribute AB mutual funds;

•	Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

•	Publicly-traded affiliated companies;

•	Companies where an employee of AB or AXA Financial, Inc., a parent company of AB, has identified an interest;

•	Any other conflict of which a Committee member becomes aware[4].

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 4.5 below. We document all instances when the independent compliance officer determines our vote.

[3]	From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.
[4]	The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

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4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

•	If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

•	If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

•	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

•	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AB to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4.6	REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

We consider the research of ISS, so the Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.7	CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

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5.	VOTING TRANSPARENCY

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6.	RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

6.1	PROXY VOTING AND GOVERNANCE POLICY

The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AB website (https://www.abglobal.com).

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy voting agent, ISS.

6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7.	PROXY VOTING PROCEDURES

7.1	VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Proxy Manager submits our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

[5]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

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7.2	SHARE BLOCKING

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3	LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

PROXY VOTING AND GOVERNANCE POLICY	21

EXHIBIT

PROXY VOTING AND GOVERNANCE COMMITTEE MEMBERS

The members of the Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President, Chief Administrative Officer-Equities, and Head of Responsible Investment. If you have questions or desire additional information about this Policy, please contact the Proxy Team at: ProxyTeam@ABGlobal.com.

PROXY VOTING AND GOVERNANCE COMMITTEE

•	Vincent DuPont, SVP—Equities

•	Linda Giuliano, SVP—Equities

•	Saskia Kort-Chick, VP—Equities

•	Kyle DiGangi, VP—Legal

•	James MacGregor, SVP—Equities

•	Mark Manley, SVP—Legal

•	Ryan Oden, AVP—Equities

•	Neil Ruffell, VP—Operations

PROXY VOTING AND GOVERNANCE POLICY	22

EXHIBIT

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals
+	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+

PROXY VOTING AND GOVERNANCE POLICY	23

EXHIBIT

Shareholder Proposal		For	Against	Case-by- Case

+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+

PROXY VOTING AND GOVERNANCE POLICY	24

EXHIBIT

Shareholder Proposal		For	Against	Case-by- Case

+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent	+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

PROXY VOTING AND GOVERNANCE POLICY	25

EXHIBIT

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1. Is our proposed vote on all issues consistent with our stated proxy voting policy?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

2. Is our proposed vote contrary to our client’s position?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

3. Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

•	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)

•	A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

•	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
Phillip Kirstein	Date:

Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

PROXY VOTING AND GOVERNANCE POLICY	26

EXHIBIT

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT

1.	Introduction

AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1.	We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2.	We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

PROXY VOTING AND GOVERNANCE POLICY	27

EXHIBIT

3.	We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4.	We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5.	We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6.	We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at

RIinquiries@alliancebernstein.com.

PROXY VOTING AND GOVERNANCE POLICY	28

WELLS CAPITAL MANAGEMENT

POLICY AND PROCEDURES FOR PROXY VOTING

I.	Introduction:

As a fiduciary, Wells Capital Management Inc. (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers’ Act”) which requires an investment adviser that exercises voting authority over clients’ proxies to adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best interests of clients and to provide clients with information about how their proxies are voted.

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II.	Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law (e.g., securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap). Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares, or participate in time phased voting except when

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required by law. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. The WellsCap proxy voting process allows different votes to be submitted for the same security. Our firm is organized as a collection of portfolio teams — each with its own unique investment philosophy and approach. Consistent with this structure, various portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies, to ensure the votes are in the clients’ best interests. WellsCap relies on an independent third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting. Information regarding WellsCap’s proxy voting decisions are confidential. Therefore, the information may be shared on a need-to-know basis only, including within WellsCap and its affiliates.

Responsibilities

1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include Investment Risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	Individuals involved in the proxy voting and decision making process will seek advice from WellsCap Legal and/or Compliance with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters for guidance to the Committee, as necessary.

4.	Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholder Services (“ISS”) a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

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•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

•	Annual analysis and rationale for guideline amendments.

Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

1.    Voting Guidelines. WellsCap, through its proxy voting agent (ISS), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the ISS’s Proxy Voting Guidelines, and (ii) ISS’s Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2.    Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, portfolio manager or research analyst

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with knowledge of the issuer and its securities (collectively “Portfolio Management”) or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from Portfolio Management is essential in the decision-making process for providing recommendations to proxy voting matters. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/WellsCap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be independently voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3.     Observance of the United Nations Principles of Responsible Investing and International Stewardship Codes. ISS’s Social Advisory Services has a proxy voting guideline that, on matters of social and environmental importance, seeks to reflect a broad consensus of the socially responsible investing community. In addition, ISS’s Sustainability Policy seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. As a signatory of the United Nations-supported Principles for responsible Investment (“UNPRI”) WellsCap has integrated environmental, social, and governance (“ESG”) factors into the proxy processes. Upcoming proxies are viewed through the lens of ISS’s Sustainability guidelines. A recommendation to change the vote to fall in line with the Sustainability policy may be made. These recommendations are reviewed by the Risk team and Proxy Committee.

4.    Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

5.    Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.

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6.     Voting Restrictions. Where there are proxy voting restrictions applied by country or issuer, such as a required power of attorney and partial share restrictions, WellsCap will vote proxies on a best efforts basis.

7.    Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or WellsCap may have a conflict of interest regarding a proxy to be voted upon if, for example, in the case where Wells Fargo and/or WellsCap or its affiliates have a significant business relationship with the issuer of the proxy. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence WellsCap’s decision on the particular vote at issue. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS, as an independent third party, to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

8.    Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS’s voting guidelines to avoid any regulatory violations.

9.    Vendor Oversight: WellsCap Operations monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

III.	Other Provisions

Guideline Review

The Proxy Committee meets at least annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. The Proxy Committee includes representation from Portfolio Management, Operations, Portfolio Risk Management and Compliance (Compliance does not vote on the proxies).

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Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting polices and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);

•	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of six years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how WellsCap voted proxies on behalf its client upon request. Clients may contact WellsCap at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

Voting Members of WellsCap Proxy Committee

Jon Baranko- Director of Equity Investments

Jim Tringas- Equity Style Lead Manager

Bobby Chen- Investment Product Specialist

Robert Junkin- Equity Style Portfolio Analyst

John Hockers- Co-Head of Portfolio Risk Management and Analytics

Kevin Cole – Risk Analyst

Jennifer Vraney- Operations Manager

Consulting members of WellsCap Proxy Committee (Non-Voting)

Siobhan Foy- Chief Compliance Officer

Approved by the Proxy Committee: September, 2017

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Janus Capital Management LLC

Janus Capital Singapore Pte. Limited

Perkins Investment Management LLC

Proxy Voting Guidelines

February 2017

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority, except as noted below. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”). Janus Capital Singapore Pte. Limited and Perkins Investment Management LLC have each adopted the Guidelines.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including foreign issuer proxies and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers, assistant portfolio managers, and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in Securities Operations of circumstances where the interests of Janus’ clients may warrant a vote

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contrary to the Guidelines. In such instances, the portfolio manager, assistant portfolio manager or analyst will submit a written rationale to the Proxy Administrator. The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus may abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.	For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

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2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse; iignore or otherwise fail to support shareholder proposals as determined by the proxy voting service;

•	are not responsive to advisory votes on executive compensation matters (as determined by the proxy voting service);

•	fail to provide appropriate oversight of company’s risk management practices (as determined by the proxy voting service);

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•	are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);

•	are compensation committee members and the company has poor compensation practices (as determined by Janus), or adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service)

•	amend the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders.

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.	Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

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6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.	Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position; or (4) the auditors are being changed without explanation or are not named.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

14.	Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

The Proxy Voting Service research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing

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the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. Janus will generally vote against plans if the estimated cost is above the allowable cap and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value.

Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Other Compensation Related Proposals

15.	Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value and/or do not contain other features disadvantageous to shareholders (as determined by the Proxy Voting Service).

16.	Janus will generally vote in favor of proposals requiring the expensing of options.

17.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

18.	Janus will generally oppose proposals regarding the re-pricing of underwater options.

19.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

20.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

21.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

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22.	Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).

23.	Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless Janus determines problematic pay practices are maintained;

24.	Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

25.	Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes*. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

26.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

27.	Janus will generally vote in favor of proposals relating to the issuance of dividends.

28.	Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

29.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

30.	Janus will generally oppose proposals for different classes of stock with different voting rights.

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31.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

32.	Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion.

33.	Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

34.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

35.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

36.	Janus will evaluate plans of reorganization on a case-by-case basis.*

37.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

38.	Janus will generally vote in favor of proposals regarding changes in company name.

39.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

40.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related advisory votes on golden parachutes.*

41.	Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

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42.	Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

43.	Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

44.	Janus will generally vote in favor of proposals to require that voting be confidential.

45.	Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign), except for proposals designed to insure that the charitable giving does not violate laws on political contributions.

46.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

47.	Janus will generally vote against proposals to approve “other business” when it appears as a voting item.

48.	Janus will evaluate proposals related to proxy access on a case-by-case basis.*

Shareholder Proposals

49.	Janus is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

50.	Janus’ first priority is to act as a fiduciary in the best financial interests of our clients. Janus recognizes that environmental, social, moral or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus strives to balance these issues in a manner consistent with our fiduciary obligations. Janus will generally vote with management on these matters unless we identify areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns. In such instances Janus will review these matters on a case-by-case basis, consistent with our fiduciary obligations to clients.

51.	For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

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LAZARD ASSET MANAGEMENT, LLC

Proxy Voting Policy and Procedures Overview

Introduction

Lazard Asset Management LLC (Lazard) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of our clients. Lazard’s Proxy Voting Policy has been developed with the goal of maximizing the long term shareholder value of our clients’ portfolios.

Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Our policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. We also have defined policies and procedures to address and mitigate any actual or perceived conflicts of interest relating to our proxy voting.

Proxy Operations Department

Lazard’s proxy voting process is administered by our Proxy Operations Department (“ProxyOps”) which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by the firm’s Legal & Compliance Department and the Proxy Committee.

Proxy Committee

Lazard’s Proxy Committee comprises investment professionals, including portfolio managers and analysts, the General Counsel and Chief Compliance Officer. In addition, several Lazard operations professionals serve as advisors to the Proxy Committee.

The Proxy Committee meets at least annually to review Lazard’s Proxy Voting Policy and to evaluate potential enhancements. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as requested by the manager of ProxyOps or at the request of any member of the Proxy Committee.

Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services (ISS) and by Glass, Lewis & Co. (Glass Lewis). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s investment professionals are ultimately responsible for providing the vote recommendation for a given proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with our Proxy Voting Policy; we do not employ outside services to vote on our behalf.

ISS additionally serves as our proxy voting facilitator, and is responsible for processing of ballots received, dissemination of Lazard’s vote instructions, and additionally provides our recordkeeping and reporting.

Voting Process

Lazard votes on behalf of our clients according to “Approved Guidelines” issued by the Proxy Committee. The Approved Guidelines determine whether a specific agenda item should be voted ‘For,’ ‘Against,’ or is to be considered on a case-by case basis. ProxyOps confirms that all vote instructions are consistent with our approved voting guidelines. These guidelines are reviewed by the ProxyOps Manager and the Proxy Committee on an annual basis.

The investment professional provides the vote recommendation in accordance with the Approved Guidelines. Any exceptions to this, which are rare, require approval from the Proxy Committee. In this case, the investment professional must provide detailed rationale for their recommendation, and the Proxy Committee will then determine whether or not that vote recommendation is to be accepted and applied to the specific meeting’s agenda.

Case-by-case agenda items are evaluated by Lazard investment professionals based on the specific facts relevant to an individual company. The Lazard investment professional formulates their vote recommendation based on their research of the company and their evaluation of the specific proposal. The investment professional will assess the relevant factors in conjunction with the analysis of the company’s management and business performance. The investment professional may also engage with the company’s executives or board members to improve our understanding of a proxy proposal and/or to provide our advice on how a company can enhance their corporate governance practices.

ProxyOps confirms that all vote instructions are in accordance with Lazard’s Proxy Voting Policy and guidelines, and will then enter the vote instructions for inclusion in the meeting’s tabulation. Lazard generally will treat proxy votes and voting intentions as confidential in the period before votes have been cast, and for appropriate time periods thereafter.

Conflicts of Interest

ProxyOps monitors all proxy votes for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision, such as:

•	Lazard manages the company’s pension plan;

•	The shareholder proponent of a proposal is a Lazard client;

•	A Lazard employee sits on a company’s board of directors;

•	Lazard serves as financial advisor or provides other investment banking services to the company; or

•	A Lazard employee has a material relationship with the company.

“Conflict Meetings” are voted in accordance with the Lazard Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

Voting Exceptions

It is Lazard’s intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in our view, in the best interests of our clients; shares held on loan and shares subject to liquidation impediment are two such circumstances where the benefit of voting can be significantly compromised.

Environmental, Social and Corporate Governance

Lazard has an Environmental, Social and Corporate Governance (ESG) Policy, which outlines our approach to ESG and how our investment professionals take ESG issues into account as a part of the investment process. We recognize that ESG issues can affect the valuation of the companies that we invest in on our clients’ behalf. As a result, we take these factors into consideration when voting, and, consistent with our fiduciary duty, vote proposals in a way we believe will increase shareholder value.

Global Proxy Voting Procedures and Guidelines

North America, Europe, Middle East, Africa, Central America, South America, and Asia

April 1, 2016

J.P.Morgan
Asset Management

Corporate Governance Policy & Voting Guidelines

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Corporate Governance Policy & Voting Guidelines

Contents

I.	JPMorgan Asset Management Global Proxy Voting Procedures		3

	A.	Objective	3

	B.	Proxy Committee	3

	C.	The Proxy Voting Process	3

	D.	Material Conflicts of Interest	5

	E.	Escalation of Material Conflicts of Interest	6

	F.	Recordkeeping	6

II.	Proxy Voting Guidelines		8

	A.	North America	9

	1.	Board of Directors	10

	2.	Proxy Contests	11

	3.	Ratification of Auditors	11

	4.	Proxy Contest Defenses	12

	5.	Tender Offer Defenses	13

	6.	Miscellaneous Board Provisions	15

	7.	Miscellaneous Governance Provisions	16

	8.	Capital Structure	17

	9.	Executive and Director Compensation	19

	10.	Incorporation	21

	11.	Mergers and Corporate Restructurings	21

	12.	Social and Environmental Issues	22

	13.	Foreign Proxies	24

	14.	Pre-Solicitation Contact	24

	B.	Europe, Middle East, Africa, Central America and South America	26

	C.	Asia ex Japan	47

	D.	Japan	57

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Corporate Governance Policy & Voting Guidelines

I.	JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where

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Corporate Governance Policy & Voting Guidelines

no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

[1]	The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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Corporate Governance Policy & Voting Guidelines

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

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Corporate Governance Policy & Voting Guidelines

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, JPMAM’s Chief Fiduciary Officer will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action: removing certain JPMAM personnel from the proxy voting process; “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

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Corporate Governance Policy & Voting Guidelines

It should be noted that JPMAM reserves the right to use the services of the Independent VotingService to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.

J. P. Morgan Asset Management (UK) Limited

J. P. Morgan Investment Management Inc.

JF Asset Management Limited

J.P. Morgan Asset Management (Singapore) Limited

JF International Management Inc.

J.P. Morgan Private Investments, Inc.

Security Capital Research & Management Incorporated

Bear Stearns Asset Management

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Corporate Governance Policy & Voting Guidelines

II.	Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

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Corporate Governance Policy & Voting Guidelines

A.	North America

9

Corporate Governance Policy & Voting Guidelines

1.	Board of Directors

A.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2)	adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4)	ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

6)	WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.

7)	WITHHOLD from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8)	WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)	WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)	WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

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Corporate Governance Policy & Voting Guidelines

B.	CEO Votes

Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

C.	Proxy Access

Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 5% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.

We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process.

2.	Proxy Contests

A.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

B.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

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Corporate Governance Policy & Voting Guidelines

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

•	Majority of board composed of independent directors,

•	Nominating committee composed solely of independent directors,

•	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

•	Absence of superior voting rights for one or more classes of stock,

•	Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and

•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

B.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

•	Annually elected board,

•	Majority of board composed of independent directors,

•	Nominating committee composed solely of independent directors,

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Corporate Governance Policy & Voting Guidelines

•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

•	Absence of superior voting rights for one or more classes of stock,

•	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

D.	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

A.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

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Corporate Governance Policy & Voting Guidelines

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

C.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

E.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

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Corporate Governance Policy & Voting Guidelines

6.	Miscellaneous Board Provisions

A.	Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

B.	Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

C.	Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

D.	Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

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Corporate Governance Policy & Voting Guidelines

E.	Hedging / Pledging of Securities

We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

F.	Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

G.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

H.	Board Size

Vote for proposals to limit the size of the board to 15 members.

I.	Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

A.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

B.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

C.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

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Corporate Governance Policy & Voting Guidelines

D.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

F.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

G.	Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H.	Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

I.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

J.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

K.	Exclusive Venue

Generally, vote for management proposals which seek shareholder approval to make he state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8.	Capital Structure

A.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

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Corporate Governance Policy & Voting Guidelines

B.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

C.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

G.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

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Corporate Governance Policy & Voting Guidelines

H.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

A.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.

Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

B.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

C.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

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Corporate Governance Policy & Voting Guidelines

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

D.	Say on Pay – Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

In the case of externally-managed REITs, generally abstain from the advisory vote as there is a lack of transparency in both compensation structure and payout.

Say on Pay - Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

E.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

F.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

G.	Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

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Corporate Governance Policy & Voting Guidelines

H.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

I.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

J.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

K.	Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

L.	Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

M.	Two Tiered Compensation

Vote against proposals to adopt a two tiered compensation structure for board directors.

10.	Incorporation

A.	Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

B.	Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

C.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

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Corporate Governance Policy & Voting Guidelines

B.	Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

C.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

D.	Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E.	Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F.	Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

H.	Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and

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Corporate Governance Policy & Voting Guidelines

that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. In general we support management disclosure practices except for those companies that have been involved in controversies, fines or litigation.

A.	Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

B.	International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

C.	Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

D.	Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

E.	Animal Rights

Vote case-by-case on proposals that deal with animal rights.

F.	Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

G.	Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

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Corporate Governance Policy & Voting Guidelines

H.	Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

I.	High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

J.	Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

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What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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B.	Europe, Middle East, Africa, Central America and South America

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I.		POLICY	28

II.		VOTING GUIDELINES	31

	1.	REPORTS & ACCOUNTS	31

	2.	DIVIDENDS	31

	3.	BOARD OF DIRECTORS	32

	4.	COMPENSATION	34

	5.	AUDITORS	36

	6.	ISSUE OF CAPITAL	37

	7.	MERGERS / ACQUISITIONS	38

	8.	VOTING RIGHTS	38

	9.	OTHERS	38

III.		STEWARDSHIP	40

IV.		SOCIAL AND ENVIRONMENTAL	44

	1.	PRI	44

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I.	POLICY

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM is a member of the UK Pensions and Lifetime Savings Association (PLSA) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA).

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

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Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

Responsibility for the formulation of voting policy in each region rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies and to provide a focal point for corporate governance issues. Each Committee is composed of senior analysts, portfolio managers, governance professionals, and can call upon members of legal and compliance, or other specialists, as appropriate. Committees meet at least quarterly, or more frequently as circumstances dictate. Each regional Committee reports, in turn, to a Global Proxy Committee, chaired by the Global Head of Equity, which has overall responsibility for our approach to governance issues worldwide, and for ensuring that regional policies comply with the firm’s global governance principles.

Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, corporate governance specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. Full details of our Stewardship Policy are contained in Part III of this document.

JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.

Sustainability

JPMAM believes that non-financial issues, such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations. Full details are contained in Part IV of this document.

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

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Where a potential material conflict of interest has been identified, JPMAM will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

J.P. Morgan Asset Management

London Proxy Committee

February 2016

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II.	VOTING GUIDELINES

1.	REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.

see Compensation

2.	DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

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3.	BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

We agree with the UK Financial Reporting Council (FRC), that the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing the culture, values and ethics of the company and in setting the ‘tone from the top’.

Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit. Recruiting individuals with unique experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular, as well as to consider diversity in its widest sense, both at board level and throughout the business.

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Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent; there should be a formal nomination process for the appointment of Directors.

Remuneration Committees should be independent; no director should be able to determine their own emolument. The remuneration report (where applicable) should be the responsibility of the Remuneration Committee.

See Remuneration Report

Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

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Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.

SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4.	COMPENSATION

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets. Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate

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Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary, and two years or more for chief executives, which should be maintained for the duration of employment.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Non-Executive Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary, for example where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.

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For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

5.	AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

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Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to tender at least every ten years.

Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

see Audit Committee

6.	ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.

JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

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7.	MERGERS / ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8.	VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.

Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

9.	OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

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Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social / Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in Part IV of this document.

JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered as primary when determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Social and Environmental policy.

see Social and Environmental

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

J.P. Morgan Asset Management

London Proxy Committee

February 2016

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III.	STEWARDSHIP

J.P. Morgan Asset Management (‘JPMAM’) recognises its wider stewardship responsibilities to its clients as a major asset owner. To this end, we support both the revised FRC Stewardship Code and the EFAMA Code for External Governance, which set out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses the Stewardship Code for its UK investments and supports the Principles as best practice elsewhere. We believe that regular contact with the companies in which we invest is central to our investment process and we also recognise the importance of being an ‘active’ owner on behalf of our clients. Our approach to the seven Principles and how we apply them are set out below:

Institutional investors should:

1.	Publicly disclose their policy on how they will discharge their stewardship responsibilities.

JPMAM’s primary activity in the investment chain is as an asset manager for both institutional and retail clients. JPMAM’s investors and corporate governance specialists undertake four broad areas of activity, with the aim of identifying and mitigating Environmental, Social and Governance (‘ESG’) risk in our portfolios:

i)	Analysis of the governance profiles of the companies in which we invest, in order to identify outliers requiring further engagement;

ii)	Engagement with investee companies, in order to understand issues and promote best practice;

iii)	Informed, investor-led proxy voting;

iv)	Assessment of social and environmental issues, where they have the potential to impact the valuation.

Engagement with companies takes place on a wide range of issues, including strategy, performance, risk, capital structure, and corporate governance issues including board and oversight structures, skills, culture and remuneration. JPMAM does not outsource any of its stewardship activity. Proxy votes are assessed on a case-by-case basis by governance specialists in conjunction with the analyst or portfolio manager where appropriate. Where a company deviates from the UK Corporate Governance Code (or equivalent overseas codes, where they exist), JPMAM will always give due consideration to the explanation where it is given.

Copies of our Corporate Governance Policy are available on request, or to download from our website:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

Although these policies apply primarily to investments in the UK and Europe and therefore principally concern accounts managed from the London office, our offices in New York, Tokyo and Hong Kong have similar guidelines, consistent with local law and best practice in these different jurisdictions. Full details are available on request.

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2.	Have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

As part of our broader Safeguard Policy, JPMAM has established formal barriers designed to restrict the flow of information between JPMC’s securities lending, investment banking and other divisions to JPMAM’s investment professionals, as well as in order to maintain the integrity and independence of our proxy voting decisions and engagement activity.

The policy document is available to download from our website:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

Although we generally take a single, unified approach to voting and engagement, in exceptional circumstances, we will split our vote or modify our engagement when the interests of our clients diverge from each other. This is always dealt with on a case-by-case basis, depending on the respective desired investment outcomes of those clients.

3.	Monitor their investee companies.

JPMAM has a team of corporate governance specialists, located in the ‘front office’ in order to better interact with analysts and portfolio managers regarding governance and stewardship issues. The team maintains a proprietary database containing detailed governance models for over 700 Pan-European companies, including all FTSE100 and selected FTSE250 and other companies, which evolve over time as we engage with companies and understand issues. These models are updated regularly, and notes of engagements with companies are retained in order to form a clear audit trail. For analyst-driven investment processes in London, these models are used to generate proprietary ESG rankings and ratings, which are incorporated into analysts’ models and stock rankings.

Where JPMAM deems it appropriate, we will enter into active dialogue with companies, except to the extent that we may risk becoming insiders or coming into receipt of material, non-public information, which may preclude us from dealing in the shares of the company concerned (although appropriate wall-crossing procedures do exist, if deemed in the best interests of our clients).

Where appropriate, JPMAM will attend key AGMs where we have a major holding, although it should be noted that JPMAM votes at nearly 10,000 shareholder meetings a year in over 70 markets worldwide and, clearly, this is not practicable except in very exceptional circumstances.

4.	Establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

JPMAM has established clear guidelines on how we escalate our engagement activities in order to protect our clients’ interests. We meet routinely with the senior executives of our investee companies at least annually; in the event that we are not satisfied with either their responsiveness or strategy, we may seek to meet with the chairman or other independent director(s), or express our concerns through the company’s advisers. Where appropriate, we will hold joint engagement meetings with other investors who share our concerns. We may also use our proxy votes in order to try and bring about management change. In extremis, we may consider speaking at the AGM or submitting a shareholder resolution, or requisitioning an EGM in order to bring about change, or to protect our clients’ interests.

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5.	Be willing to act collectively with other investors where appropriate.

Subject to applicable laws and regulations in the relevant jurisdictions, JPMAM frequently works with other investors in collective engagement exercises with companies where appropriate (for example under the auspices of the UK Investor Forum and other formal and informal bodies), in order to enhance the effectiveness of our engagement. Circumstances where such collective engagement takes place include board succession planning, remuneration and AGM-related issues, as well as environmental and broader strategy issues.

6.	Have a clear policy on voting and disclosure of voting activity.

JPMAM votes at nearly 10,000 shareholder meetings each year, in over 70 markets worldwide. We endeavour to vote in all markets, wherever possible, unless there are certain technical reasons in overseas markets which preclude us from voting, or unless there is a conflict of interest. Votes are investor-led and made on a case-by-case basis, and we do not always support the board.

JPMAM retains the services of the ISS voting agency, although its analyses form only the ‘base case’ voting recommendation and we will frequently take a differing view, based on the results of our engagement activity or our own insights. We also retain the services of Ethix SRI Advisors to assist us with weapons screening and certain social and environmental issues for interested clients.

JPMAM has disclosed its proxy voting and engagement activity to its clients for a number of years. We also disclose selected voting highlights and engagement activity, as well as our detailed voting record, publicly on our website. These can be viewed under ‘Commentary and Analysis’ on our Institutional website, or by following the link:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

JPMAM and its clients may participate in stocklending programmes. It is not the policy of JPMAM to recall stock on loan for routine votes, where the revenue from lending activities to be of more value to the client than the ability to vote. However, we will recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote. It should be noted that some of our clients participate in third-party lending arrangements directly with their custodians, which may be invisible to JPMAM.

7.	Report periodically on their stewardship and voting activities.

JPMAM maintains a clear record of its proxy voting and engagement activity. We also produce detailed quarterly voting and engagement activity reports for our clients, and publish summary information on our public website. These reports provide qualitative as well as quantitative information. The proxy voting function is independently verified by our external auditor as part of the ISAE3402 review, and oversight of our broader engagement process is also verified in accordance with AAF 01/06 as part of the monitoring stipulated by our UK investment trusts.

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JPMAM believes that public disclosure of certain ongoing engagement with companies would be prejudicial to that engagement activity and would not be in the best interests of our clients. In these circumstances, we may decide not to disclose that activity until after the event.

The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

Our Statement of Compliance with the UK Stewardship Code can be viewed here:

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/frcstewardshipcode.aspx

Or follow the link to the FRC website: https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Stewardship-Code/UK-Stewardship-Code-statements.aspx

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IV.	SOCIAL AND ENVIRONMENTAL

JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders in the long-term, as well as broader society and the environment.

We have adopted a positive engagement approach to social, environmental and sustainability issues. Thus, specific assets or types of assets are not excluded from portfolios explicitly on social, environmental or ethical criteria (unless specifically requested by clients, or required by local legislation). Rather, analysts take such issues into account as part of the mainstream analytical and stock selection process.

Although JPMAM’s priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues such as social and environmental factors have the potential to impact the share price, as well as the reputation of companies. Specialists within the ESG Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with non-executive directors, or Corporate Social Responsibility (‘CSR’) specialists (where they exist), or via the company’s broker. Our engagement activity is reported to clients on a quarterly basis.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as ‘unfriendly’.

We expect major listed companies in particular to have established a CSR Committee or similar body with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible for these issues. We would normally expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

Controversial Weapons

The only exception to this approach is where investment in a particular sector or activity is prohibited by clients or by local legislation. Investment in landmines, cluster munitions and depleted uranium armour and ammunition (so-called ‘controversial weapons’) is prohibited in certain European jurisdictions and, as a result, these names are excluded from our stock universe for our entire Luxembourg-domiciled SICAV fund range.

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J.P. Morgan Asset Management is a signatory to the United Nations-supported Principles of Responsible Investment (‘PRI’), which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure. The Principles and how we deal with them are set out below:

1.	Incorporate ESG into investment analysis and decision-making

JPMAM has a dedicated ESG team in London, located in the ‘front office’ in order to better advise analysts and portfolio managers regarding ESG issues. The ESG Team routinely benchmarks companies in our investment universe versus our Guidelines in order to identify outliers. This then drives our proxy voting and engagement activity. This engagement is ongoing and does not only occur at the time of an AGM. Fund managers in each region take non-financial issues into account as part of the investment process where they have the potential to impact the valuation. For analyst-driven investment processes in London, our proprietary ESG scores are incorporated into analysts’ ratings and stock rankings.

2.	Be active owners and incorporate ESG into ownership policies and practices

Investment managers in all locations undertake regular contact with senior managers of investee companies to discuss issues and promote the interests of our clients. Investment professionals in all locations also have access to specialist ESG data and resources, in order to assist them in their investment decisions. JPMAM also votes at nearly 10,000 AGMs in over 70 markets worldwide. Votes are investor-led and made on a case-by-case basis. There are ESG policy documents available for each region, as well as a Global Policy, all of which are updated at least annually.

3.	Seek appropriate ESG disclosure in investee companies

JPMAM participates in a number of initiatives aimed at improving transparency and disclosure at investee companies, as well as stock exchanges, regulators and other bodies worldwide. As investors, we continually scrutinise companies’ Corporate Governance and Corporate Social Responsibility reports and encourage appropriate levels of disclosure.

4.	Promote the Principles

JPMAM works both independently and with trade associations and other industry bodies, as well as other formal and informal networks, to promote the Principles within the industry.

5.	Work together to enhance effectiveness

We also participate in joint investor networks such as ICGN, as well as engagement activity under the auspices of various local trade bodies, in order to enhance our effectiveness. Where appropriate, we also work with our competitors in collective engagement exercises with companies on ESG issues.

6.	Report our activities

JPMAM produces detailed quarterly ESG activity reports for all of its clients, and also publishes summary information on its public website.

JPMAM is also a member of, or participant in, the Carbon Disclosure Project (CDP), the Extractive Industries Transparency Initiative (EITI), the Global Real Estate Sustainability Benchmark (GRESB), the Investor Network on Climate Risk (Ceres), the United Nations

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Environment Program Finance Initiative (UNEP FI), and the UN Global Compact. J.P. Morgan Chase is a signatory to the Equator Principles on managing social and environmental risk in project finance. For further information, see:

www.unpri.org

www.cdproject.net

www.eiti.org

www.gresb.com

www.ceres.org

www.unepfi.org

www.unglobalcompact.org

www.equator-principles.com

Produced by:

Robert G Hardy

Executive Director

Head of Corporate Governance

+44 20 7742 5736

robert.g.hardy@jpmorgan.com

Version 18.01

Published February 2016

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C.	Asia ex Japan

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I	PRINCIPLES	49

II	POLICY AND PROCEDURES	49

III	VOTING GUIDELINES	52

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Corporate Governance Policy & Voting Guidelines

I	PRINCIPLES

Corporate governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. JPMAM is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance policy and proxy voting activity. Although the guidelines set out in this document apply to accounts managed from the Hong Kong and Singapore offices, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

Fiduciary Priority. Our clients appoint us to manage their assets in order to maximize the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

Stewardship and Engagement. We believe that regular contact with the companies that we invest in is central to our investment process. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets. We encourage excellence in the management of companies through the considered application of best corporate governance practice.

Proxy Voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognized through the considered use of our clients’ votes.

Sustainability. We believe that non-financial factors such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations.

Ongoing commitment. We are committed to reviewing our corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

II	POLICY AND PROCEDURES

1	Proxy Committee

The JPMAM Asia Proxy Committee oversees the proxy voting process in the Asia ex Japan region. It is composed of senior officers from the investment and client services departments and supported by specialists from compliance and risk management. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Global Proxy Committee to which it reports.

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2	Voting Policy

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is our policy to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

At AGMs in Asia ex Japan markets, we will generally follow the recommendations of an independent proxy voting service provider for items that are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1. Accept Financial Statement and Statutory Reports

2. Approve Dividend

3. Election and re-election of directors

4. Fix remuneration of directors

5. Appoint auditors and fix remunerations

6. Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights

7. Approve repurchase of shares (up to 20% of issued capital)

8. Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by case basis in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist us with companies’ proxy voting proposals, we have retained the services of an independent proxy voting provider, who is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing us with a comprehensive analysis of each proxy proposal and providing us with recommendations on how to vote each proxy proposal based on our guidelines.

We have adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. However, we may determine: (a) not to recall securities on loan if, in our judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in our judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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Situations can sometimes arise where more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

In the event a JPMAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with reasons supporting his recommendation and a certification that he received no communication in regard to the proxy that would violate either the JPMorgan Chase Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’s interests and that of its clients and that he was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

Conflicts of Interest

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information amongst the asset management, securities, lending, investment banking and other divisions.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, will evaluate the potential conflict and make a recommendation on how to vote the proxy.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

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III	VOTING GUIDELINES

Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices. Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Dividends

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Auditors

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will vote against the appointment or reappointment of auditors who are not perceived as being independent.

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender. We would oppose non-audit fees consistently exceeding audit fees where no explanation is given to shareholders.

Boards

We believe that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

We are in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

Boards with more than 20 directors are considered to be excessively large.

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We believe that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions. We believe that as a minimum, all boards should have at least three independent directors, unless the company is of such a size that sustaining such a number would be an excessive burden. We will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

Executive Directors’ Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

Directors’ Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

We will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Directors over 70

We consider that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

Directors’ Contract

Generally, we believe that directors’ contracts should be of one year’s duration or less.

Non-Executive Directors

As stated earlier in these guidelines, JPMAM believes that a strong independent element to a board is important to the effective running of a company. In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

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Audit and Remuneration Committees should be composed exclusively of independent directors.

Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, family or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

Non-Executive Directors’ Remuneration

Non-executive directors should be paid but should not be awarded options.

Bonuses for Retiring Directors and Internal Statutory Auditors

We will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorized share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMAM believes that any significant new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JPMAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

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Share Repurchase Programs

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMAM will vote in favour of such programs where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

Mergers and Acquisitions

JPMAM always reviews mergers and acquisitions on a case-by-case basis. As a general rule, we will favour mergers and acquisitions where the proposed transaction price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the offer terms.

Voting Rights

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options or the backdating of options.

Long Term Incentive Plans

A long term incentive plan can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JPMAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not normally support the use of shareholder funds for political donations.

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Poison Pills

Poison pills or shareholder rights plans, are devices designed to defend against a hostile takeover. Typically they give shareholders of a target company or a friendly party the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined triggering event such as a outsider’s acquisition of a certain percentage of stock.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should ultimately be for shareholders, not managers to decide.

JPMAM will generally vote against anti-takeover schemes and support proposals aimed at revoking existing plans. Where such devices exist, they should be fully disclosed to shareholders who should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or bundled resolutions, depending on the context.

JP Morgan Asset Management

Emerging Markets and Asia Pacific Group– Asia ex Japan

Asia Proxy Committee

March 2016

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D.	Japan

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Basic Policy on Corporate Governance	59

1. Purpose of proxy voting	59

2. Proxy voting principles	59

Corporate Governance Guidelines	61

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Basic Policy on Corporate Governance

JPMorgan Asset Management (Japan) Ltd adopted the Japanese version of the Stewardship Code in May 2014; subsequently in August 2014, we disclosed the steps we follow with regard to the 7 principles of the Code. We recognize the importance of corporate governance and we will continue with our efforts to engage with companies as responsible institutional investors.

We also positively evaluate the Corporate Governance Code effective from June 2015, which we believe will serve to further enhance corporate governance in Japan.

J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI).

1.	Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the long term.

2.	Proxy voting principles

•	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

•	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

•	It should be noted that AMJ scrutinises every proxy on a case-by-case basis, keeping in mind the best economic interests of our clients. We seek an improvement in the long term earnings or a prevention of deterioration in earnings of the company concerned.

•	Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions. If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

•	Our engagement with a company as a shareholder is not limited to voting at the shareholders’ meeting. In the course of meetings with company management, we encourage the exercise of sound management with due consideration for social, environmental and ethical issues and engagement with shareholders. For example, if an accident / incident or corporate misconduct which could negatively impact the company’s economic value occurs, we will seek the implementation and announcement of improvement plans and timely disclosure to shareholders as deemed appropriate.

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This document provides the proxy voting guidelines and policy. It is also meant to encompass activities such as engagement with company management. We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important.

31st March 2016

JPMorgan Asset Management (Japan) Ltd.

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Corporate Governance Guidelines

Distribution of income/Dividends and share buybacks

As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.

As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings. Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%. The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favorable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.

If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal unless the company has stated its intention of moving to quarterly dividend payments.

Boards and Directors

Election of Directors

We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).

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Corporate Governance Policy & Voting Guidelines

Number of Directors

Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office

Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure

We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO

AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors on the Board of Directors/Composition of the Board of Directors

We encourage the election of multiple external directors on the board of directors. Unless there are two or more external directors on the board of directors or candidates for external director at the AGM, in principle, we will vote against the election of the representative directors, such as the president of the company. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.

We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. We expect companies to have due regard to issues such as diversity and consideration should be given to achieving a suitable balance in terms of the areas of expertise of the individual board members.

Independence of external directors

Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external director.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•	Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

•	An external director whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed. These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.

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Corporate Governance Policy & Voting Guidelines

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.

Dismissal of Directors

In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors

We will generally support the election of statutory auditors. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities.

Independence of external statutory auditors

Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external statutory auditor.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•	Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

•	An external statutory auditor whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed. These criteria apply equally to candidates for alternate external statutory auditors.

Director’s Remuneration

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

Retirement bonus

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

AMJ will vote against

•	Golden parachutes

•	Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

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Corporate Governance Policy & Voting Guidelines

Stock Options

Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants. We will vote against the proposal if the terms are unclear. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award. We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options. Transaction bonuses, or other retrospective ex-gratia payments, should not be made. In general, we will not support a proposal where the dilution from existing schemes and the new program requiring AGM approval exceeds 10%. AMJ believes that external directors and external statutory auditors, as well as third parties such as clients should not be participants in incentive schemes.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the stock option program, we may oppose the re-election of directors.

Appointment of external audit firms

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability

Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

Poorly performing companies

During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

Anti-social activities

This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

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Corporate Governance Policy & Voting Guidelines

AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

Cross-shareholdings

This is an item included within a Japanese context. We do not support cross-shareholdings and in principle favour their liquidation. We will refer to the company’s purpose and rationale for cross-shareholdings provided in the Corporate Governance Report and in the event we believe there is insufficient rationale for the holding of equities, we will vote against the re-election of directors.

Adoption of anti-hostile takeover measures

AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

Issue of classified stock

We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital

AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

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Corporate Governance Policy & Voting Guidelines

Borrowing of Funds

AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs

AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

Mergers / Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

Social and Environmental Issues

JPMAM is a signatory to UN PRI based on the belief that due consideration of ESG issues as part of the investment process of evaluating companies is essential in terms of the preservation and creation of shareholder value over the mid to long term. Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. The approach to ESG of investee companies and those companies we research will impact their mid to long term earnings and can impact their reputation; thus, we make investment decisions reflecting an ESG assessment.

We do believe, however, that where sustainability issues are the subject of a proxy vote, a distinction needs to be made between shareholder proposals which are being used by activist groups to target companies as a means of promoting single-issue agendas which can impair shareholder value and limit the power of management, and those which are constructive with the aim of improving the society and the environment in a meaningful manner. AMJ will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

AMJ does not exclude specific assets or types of assets on purely social, environmental or ethical criteria (unless specifically requested by clients). We do, however, engage with company management on sustainability issues as part of the analytical process.

Conflicts of Interest

In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies

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may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

Shareholder proposals

We will apply the same standards for all proposals with the aim of improving shareholder value. Therefore, whether the proposal has been made by management or by a shareholder will not influence our decision making.

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Proxy Voting Policies and Procedures

The Lord Abbett Family of Funds

Lord, Abbett & Co. LLC

[Version 10.0]

[February 2018]

PROXY VOTING POLICIES AND PROCEDURES

THE LORD ABBETT FAMILY OF FUNDS

LORD, ABBETT & CO. LLC

1	Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

2	Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee comprises Lord Abbett’s Chief Investment Officer and members of its Investment, Operations, and Legal and Compliance Departments. Proxy voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has implemented the following approach to the proxy voting process:

•	In cases where we deem any client’s position in a company to be material,[1] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•	In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Service Provider (defined below), or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•	Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized

[1]

We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

•	When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

3	Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.2 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. Such due diligence may be conducted in Lord Abbett’s offices or at the Proxy Service Provider’s offices. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

4	Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

•	Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] (the “Proxy Committees”) and seek voting instructions from

[2]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.
[3]

The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Funds’ Proxy Committees regarding the company.

•	Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.

If a Fund owns shares of a company with such a business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members, but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Funds’ Proxy Committees its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.

Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.

•	To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment Department acting on behalf of the second account. The Chief Administrative Officer, members of an investment team, members of the Proxy Policy Committee, and members of the Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee with respect to any potential conflict of interest arising out of the holdings of multiple clients.

5	Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant. For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO rather than the guidelines described below unless instructed otherwise by the client.

5.1	Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

5.2	Directors

5.2.1	Election of directors

The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

5.2.2	Majority voting

Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

5.2.3	Board classification

A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

5.2.4	Independent board and committee members

An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.2.5	Independent board chairman

Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

5.3	Compensation and Benefits

5.3.1	General

In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

5.3.2	Incentive compensation plans

An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Service Provider regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

5.3.3	Say on pay

“Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

5.3.4	Pay for performance

“Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.3.5	Clawback provisions

A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

5.3.6	Anti-gross-up policies

Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

5.3.7	Severance agreements and executive death benefits

Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

5.3.8	Executive pay limits

Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

5.3.9	Employee stock purchase plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

5.4	Corporate Matters

5.4.1	Charter amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

5.4.2	Changes to capital structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

5.4.3	Reincorporation

We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

5.4.4	Mergers, acquisitions, and restructurings

A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

5.5	Anti-Takeover Issues and Shareholder Rights

5.5.1	Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett evaluates proposals that seek to allow proxy access based on the merits of each situation.

5.5.2	Shareholder rights plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

5.5.3	Chewable pill provisions

A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

5.5.4	Anti-greenmail provisions

An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.5.5	Fair price provisions

A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.5.6	Rights to call special shareholder meetings

Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

5.5.7	Supermajority vote requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

5.5.8	Cumulative voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

5.5.9	Confidential voting

In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

5.5.10	Reimbursing proxy solicitation expenses

Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

5.5.11	Transacting other business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

5.6	Social, Political, and Environmental Issues

Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

5.7	Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

6	Document Revision History

Amended: February 28, 2018

History of Amendments to the Proxy Voting Policies and Procedures

Adopted:	September 17, 2009
Amended:	September 14, 2010
March 10, 2011
September 13, 2012
September 19, 2014
September 17, 2015
February 25, 2016
September 15, 2016
September 20, 2017
February 28, 2018

GUARDIAN VARIABLE PRODUCTS TRUST

PART C – OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Declaration of Trust dated March 10, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(2)	Certificate of Trust - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on March 15, 2016.*

(b)	By-laws dated March 10, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

(c)	Not applicable

(d)	(1)(A)	Investment Management Agreement with Park Avenue Institutional Advisers LLC - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(1)(B)	Amendment dated March 28, 2018 to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC - filed herewith.

	(2)(A)	Subadvisory Agreement with ClearBridge Investments, LLC - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(2)(B)	Amendment dated March 28, 2018 to Schedule A of Subadvisory Agreement with ClearBridge Investments, LLC - filed herewith.

	(3)(A)	Subadvisory Agreement with Wellington Management Company LLP - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(3)(B)	Amendment dated March 28, 2018 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP - filed herewith.

	(4)	Subadvisory Agreement with Massachusetts Financial Services Company - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(5)	Subadvisory Agreement with Putnam Investment Management LLC - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(6)	Subadvisory Agreement with Boston Partners Global Investors, Inc. - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(7)	Subadvisory Agreement with AllianceBernstein L.P. - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(8)	Subadvisory Agreement with Wells Capital Management Incorporated - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(9)	Subadvisory Agreement with Janus Capital Management LLC - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(10)	Subadvisory Agreement with Lazard Asset Management LLC - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(11)	Subadvisory Agreement with J.P. Morgan Investment Management Inc. - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(12)	Subadvisory Agreement with Lord, Abbett & Co. LLC - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

(e)	(1)	Distribution and Service Agreement with Park Avenue Securities LLC - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(2)	Amendment dated March 28, 2018 to Schedule A of Distribution and Service Agreement with Park Avenue Securities LLC - filed herewith.

(f)	Not applicable

(g)	Form of Master Custodian Agreement with State Street Bank and Trust Company - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

(h)	(1)	Form of Transfer Agency and Service Agreement with State Street Bank and Trust Company - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(2)	Form of Administration Agreement with State Street Bank and Trust Company - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(3)	Participation Agreement by and among the Trust, Park Avenue Institutional Advisers LLC and The Guardian Insurance & Annuity Company, Inc. - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(4)	Expense Limitation Agreement with Park Avenue Institutional Advisers LLC - filed herewith.

(i)	Legal Opinion and Consent - filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm - filed herewith.

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Distribution and Service Plan pursuant to Rule 12b-1 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(2)	Amendment dated March 28, 2018 to Schedule A of Distribution and Service Plan pursuant to Rule 12b-1 - filed herewith.

(n)	Not applicable

(o)	Not applicable

(p)	(1)	Code of Ethics of Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(2)	Code of Ethics of Park Avenue Securities LLC - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(3)	Code of Ethics of Putnam Investment Management, LLC - filed herewith.

	(4)	Code of Ethics of AllianceBernstein L.P. - filed herewith.

	(5)	Code of Ethics of Massachusetts Financial Services Company - Previously filed with Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2017.*

	(6)	Code of Ethics of J.P. Morgan Investment Management Inc. - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(7)	Code of Ethics of Lazard Asset Management LLC - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(8)	Code of Ethics of Wellington Management Company LLP - filed herewith.

	(9)	Code of Ethics of Boston Partners Global Investors, Inc. - filed herewith.

	(10)	Code of Ethics of ClearBridge Investments, LLC - filed herewith.

	(11)	Code of Ethics of Janus Capital Management LLC - filed herewith.

	(12)	Code of Ethics of Wells Capital Management Incorporated - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(13)	Code of Ethics of Lord, Abbett & Co. LLC - filed herewith.

(q)	Power of Attorney - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

*	Incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant

The Guardian Insurance & Annuity Company, Inc. (“GIAC”), on its own behalf and on behalf of its separate account, Separate Account R (the “Separate Account”), owns of record the outstanding shares of each series of the Registrant. GIAC will vote Fund shares in accordance with instructions from contract owners having interests in the Separate Account. The Separate Account is a segregated asset account of GIAC.

Item 30.	Indemnification

Article VIII, Section 8.4 of the Registrant’s Declaration of Trust provides for the indemnification of the trustees, officers, employees, agents and other controlling persons of the Registrant. The Declaration of Trust has been filed as an exhibit to the Registrant’s Registration Statement.

Section 17(h) of the Investment Company Act of 1940 provides that no instrument pursuant to which the Registrant is organized or administered shall contain any provision that protects or purports to protect any Trustee or officer of Registrant against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

2

Section 17(h) of the Investment Company Act of 1940 provides that no Trustee or officer has a right to indemnification under the Declaration of Trust for any liability by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant may be party to other agreements that include indemnification, or substantially similar, provisions for the benefit of the Registrant’s Trustees, officers, employees and any person who controls the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and, therefore, is unenforceable.

Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC maintain a directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy. Guardian Variable Products Trust also maintains an independent directors liability (“IDL”) insurance policy. The D&O/E&O liability insurance policy covers all of the Trustees and officers of Guardian Variable Products Trust and covers services offered by Park Avenue Institutional Advisers LLC and the IDL insurance policy covers the independent Trustees only. Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities as Trustees or officers of Guardian Variable Products Trust.

Item 31.	Business or Other Connections of Investment Adviser(s)

Any other business, profession, vocation or employment of a substantial nature in which the investment adviser (which includes each sub-adviser) to Guardian Variable Products Trust and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in Schedule A (as updated by Schedule C to the extent it relates to Schedule A) of each investment adviser’s Form ADV as currently on file with the SEC, and the text of such schedule(s) is hereby incorporated by reference.

Park Avenue Institutional Advisers LLC File No. 801-81084	Putnam Investment Management, LLC File No. 801-7974

AllianceBernstein L.P. File No. 801-32361	Massachusetts Financial Services Company File No. 801-17352

J.P. Morgan Investment Management Inc. File No. 801-21011	Lazard Asset Management LLC File No. 801-61701

Wellington Management Company LLP File No. 801-15908	Boston Partners Global Investors, Inc. File No. 801-61786

ClearBridge Investments, LLC File No. 801-64710	Janus Capital Management LLC File No. 801-13991

Wells Capital Management Incorporated File No. 801-21122	Lord, Abbett & Co. LLC File No. 801-6997

Item 32.	Principal Underwriter

(a)	Park Avenue Securities LLC serves as the principal underwriter for the Registrant.

3

(b)	The following information is furnished with respect to the directors and officers of Park Avenue Securities LLC:

(1)	(2)	(3)
Name and Principal	Position and Offices	Position and Offices
Business Address*	with Principal Underwriter	with Registrant
Christopher Dyrhaug	Manager and Senior Vice President, Head of Individual Markets Administration and Wealth Management	None

Michael N. Ferik	Manager	None

John Palazzetti	Manager and President	None

James Lake	Senior Vice President, Principal Executive Officer, Wholesale Division	None

Harris Oliner	Senior Vice President, Associate Corporate Secretary	Senior Vice President and Secretary

Richard T. Potter, Jr.	Vice President, Counsel and Assistant Corporate Secretary	Senior Vice President and Chief Legal Officer

John Walter	Vice President, Financial Officer, Wholesale Division	Senior Vice President and Treasurer

Barbara Fuentez	Vice President, Head of Business Administration and Control	None

Michael Kryza	Vice President, Business Development, Group	None

Joshua Hergan	Second Vice President and Head of PAS Compliance	None

Jeff Butscher	Second Vice President, Chief Compliance Officer, Wholesale Division	None

Thomas Cahill	Second Vice President, Individual Markets Controller	None

Raj Jwaleshan	Director, Business Technology Services	None

Marianne Caswell	Second Vice President, Head of Strategic Initiatives	None

Frank Ingraham	Second Vice President, National Control Officer	None

Nahulan Ethirveerasingam	Second Vice President, Wholesale Division	None

Michael Ryniker	Assistant Vice President, Operations	None

Christian Mele	Assistant Vice President, Head of Wealth Management and Annuity Operations	None

Gregory Blazinski	Director, Agent Contracting & Licensing	None

Sonya L. Crosswell	Corporate Secretary	Assistant Secretary

Jason Eskenazi	Manager, Business Development	None

Robert D. Grauer	Assistant Corporate Secretary	None

James Anderson	Anti-Money Laundering Officer	Anti-Money Laundering Officer

Carrie Corej	Finance Manager	None

Yossi Rosanel	Finance Manager	None

*	The principal business address of all directors and officers of Park Avenue Securities LLC is 7 Hanover Square, New York, NY 10004.

4

(c)	Not applicable

Item 33.	Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) Investment Company Act of 1940 and the Rules promulgated thereunder are or will be maintained by Park Avenue Institutional Advisers LLC, 7 Hanover Square, New York, NY 10004; Park Avenue Securities LLC, 7 Hanover Square, New York, NY 10004; Putnam Investment Management, LLC, One Post Office Square, Boston, MA 02109; AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105; Massachusetts Financial Services Company, 111 Huntington Avenue, Boston MA 02199; J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017; Lazard Asset Management LLC, 30 Rockefeller Plaza, 55th Floor, New York, NY 10112; Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210; Boston Partners Global Investors, Inc., 909 Third Avenue, 32nd Floor, New York, NY 10022; ClearBridge Investments, LLC, 620 8th Avenue, New York, NY 10018; Janus Capital Management LLC, 151 Detroit Street, Denver CO 80206; Wells Capital Management Incorporated, 525 Market Street, 10th Floor, San Francisco CA 94105; Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302; State Street Bank and Trust Company, 225 Franklin, Boston, MA 02110.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 5 under the 1933 Act and Amendment No. 9 under the 1940 Act to be signed on its behalf by the undersigned, thereto duly authorized, in the City and State of New York on the 27th day of April, 2018.

GUARDIAN VARIABLE PRODUCTS TRUST (the Registrant)

By:	/s/ GORDON DINSMORE
Gordon Dinsmore, President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated and on the 27th day of April, 2018.

SIGNATURE	TITLE

MARC COSTANTINI	Chairman and Trustee
Marc Costantini*

/S/ GORDON DINSMORE	President (Principal Executive Officer) and Trustee
Gordon Dinsmore

BRUCE W. FERRIS	Trustee
Bruce W. Ferris*

THEDA R. HABER	Trustee
Theda R. Haber*

MARSHALL LUX	Trustee
Marshall Lux*

LISA K. POLSKY	Trustee
Lisa K. Polsky*

JOHN WALTERS	Trustee
John Walters*

/S/ JOHN H. WALTER	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)
John H. Walter

*By:	/S/ RICHARD T. POTTER
Richard T. Potter Senior Vice President and Chief Legal Officer Attorney-in-Fact pursuant to powers of attorney previously filed or filed herewith.

EXHIBIT LIST

(d)(1)(B)	Amendment dated March 28, 2018 to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC

(d)(2)(B)	Amendment dated March 28, 2018 to Schedule A of Subadvisory Agreement with ClearBridge Investments, LLC

(d)(3)(B)	Amendment dated March 28, 2018 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP

(e)(2)	Amendment dated March 28, 2018 to Schedule A of Distribution and Service Agreement with Park Avenue Securities LLC

(h)(4)	Expense Limitation Agreement with Park Avenue Institutional Advisers LLC

(i)	Legal Opinion and Consent

(j)	Consent of Independent Registered Public Accounting Firm

(m)(2)	Amendment dated March 28, 2018 to Schedule A of Distribution and Service Plan pursuant to Rule 12b-1

(p)(3)	Code of Ethics of Putnam Investment Management, LLC

(p)(4)	Code of Ethics of AllianceBernstein L.P.

(p)(8)	Code of Ethics of Wellington Management Company LLP

(p)(9)	Code of Ethics of Boston Partners Global Investors, Inc.

(p)(10)	Code of Ethics of ClearBridge Investments, LLC

(p)(11)	Code of Ethics of Janus Capital Management LLC

(p)(13)	Code of Ethics of Lord, Abbett & Co. LLC